EXHIBIT 10.5

                             PARTICIPATION AGREEMENT

                          Dated as of December 17, 1998
                                      among

                             AVIATION SALES COMPANY,
                             as Construction Agent,

                             AVIATION SALES COMPANY,
                                   as Lessee,

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                      not individually, except as expressly
                   stated herein, but solely as Owner Trustee
                     under the Aviation Sales Trust 1998-1,

                           THE VARIOUS BANKS AND OTHER
                     LENDING INSTITUTIONS WHICH ARE PARTIES
                            HERETO FROM TIME TO TIME,
                                 as the Holders,

                           THE VARIOUS BANKS AND OTHER
                           LENDING INSTITUTIONS WHICH
                      ARE PARTIES HERETO FROM TIME TO TIME,
                                 as the Lenders,

                                       and

                       NATIONSBANK, NATIONAL ASSOCIATION,
                         as Administrative Agent for the
                                     Lenders

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                                TABLE OF CONTENTS
SECTION 1.  THE LOANS....................................................................................1

SECTION 2.  HOLDER FUNDINGS..............................................................................1

SECTION 3.  SUMMARY OF TRANSACTIONS......................................................................2
         3.1.          Operative Agreements..............................................................2
         3.2.          Property Purchase.................................................................2
         3.3.          Construction of Improvements; Lease or Disposition of Properties..................2
         3.4.          Single Property...................................................................2

SECTION 4.  THE CLOSINGS.................................................................................2
         4.1.          Initial Closing Date..............................................................2
         4.2.          Initial Closing Date; Property Closing Dates; Construction Fundings...............3

SECTION 5.  FUNDINGS; REPORTING REQUIREMENTS ON COMPLETION
         DATE; LESSEE DELIVERY OF NOTICES................................................................3
         5.1.          General...........................................................................3
         5.2.          Procedures for Funding............................................................3
         5.3.          Conditions to the Holders' and the Lenders' Obligations to advance funds on the Initial Closing Date or funds for the Acquisition of
                       Property..........................................................................5
         5.4.          Conditions to the Holders' and the Lenders' Obligations to Make
                       Construction Fundings for the Commencement of Construction of any
                       Improvements......................................................................9
         5.5.          Conditions to the Holders' and the Lenders' Obligations to Make
                       Construction Fundings for the Ongoing Construction on any Property
                       Prior to the Construction Period Termination Date................................10
         5.6.          Reporting and Delivery Requirements on Completion Date...........................12
         5.7.          Construction Agent Delivery of Allocation Notice and Construction
                       Budget Modifications.............................................................13
         5.8.          Inspection of Documents; Hold Harmless; Removal of Properties....................13

SECTION 6.  CONDITIONS OF THE INITIAL CLOSING...........................................................13
         6.1.          Conditions to the Lessor's and the Holders' Obligations..........................13
         6.2.          Conditions to the Lessee's Obligations...........................................15
         6.3.          Conditions to the Agent's Obligations............................................16

SECTION 7.  REPRESENTATIONS AND WARRANTIES ON THE INITIAL
         CLOSING DATE...................................................................................17
         7.1.          Representations and Warranties of the Initial Holders............................17
         7.2.          Representations and Warranties of the Owner Trustee..............................19

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         7.3.          Representations and Warranties of the Construction Agent and the
                       Lessee...........................................................................21
         7.4.          Representations and Warranties of the Agent......................................26

SECTION 8.  REPRESENTATIONS AND WARRANTIES ON FUNDING DATES.............................................27
         8.1.          Representations and Warranties on Property Closing Dates.........................27
         8.2.          Representations and Warranties Upon Initial Construction Fundings................28
         8.3.          Representations and Warranties Upon the Date of Each Construction
                       Funding that is not an Initial Construction Funding..............................30

SECTION 9.  PAYMENT OF CERTAIN EXPENSES.................................................................31
         9.1.          Transaction Expenses.............................................................31
         9.2.          Certain Fees and Expenses........................................................32
         9.3.          Unused Fee and Holder Unused Fee. ...............................................33

SECTION 10.  OTHER COVENANTS AND AGREEMENTS.............................................................33
         10.1.         Cooperation with the Construction Agent or the Lessee............................33
         10.2.         Covenants of the Owner Trustee and the Holders...................................33
         10.3.         Lessee Covenants, Consent and Acknowledgment; Construction Agent
                       Covenants........................................................................36
         10.4.         Sharing of Certain Payments......................................................38
         10.5.         Grant of Easements, Voting at Meetings, etc......................................38

SECTION 11.  CREDIT AGREEMENT AND TRUST AGREEMENT.......................................................38
         11.1.         Construction Agent's and Lessee's Credit Agreement Rights........................38
         11.2.         Construction Agent's and Lessee's Trust Agreement Rights.........................39

SECTION 12.  TRANSFER OF INTEREST.......................................................................39
         12.1.         Restrictions on Transfer.........................................................39
         12.2.         Effect of Transfer...............................................................40

SECTION 13.  INDEMNIFICATION............................................................................40
         13.1.         General Indemnity................................................................40
         13.2.         General Tax Indemnity............................................................43
         13.3.         Environmental Indemnity..........................................................47
         13.4.         Additional Provisions Regarding Indemnification During Construction
                       Period of a Property.............................................................47
         13.5.         Indemnification provided by the Owner Trustee in Favor of the Other
                       Indemnified Persons..............................................................47

SECTION 14.  MISCELLANEOUS..............................................................................48
         14.1.         Survival of Agreements...........................................................48
         14.2.         No Broker, etc...................................................................49

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         14.3.         Notices..........................................................................49
         14.4.         Counterparts.....................................................................51
         14.5.         Amendments and Termination.......................................................52
         14.6.         Headings, etc....................................................................52
         14.7.         Parties in Interest..............................................................52
         14.8.         GOVERNING LAW; WAIVERS OF JURY TRIAL.............................................52
         14.9.         Submission to Jurisdiction; Waivers..............................................52
         14.10.        Severability.....................................................................53
         14.11.        Liability Limited................................................................53
         14.12.        Rights of Lessee.................................................................54
         14.13.        Further Assurances...............................................................54
         14.14.        Calculations under Operative Agreements..........................................55
         14.15.        Confidentiality..................................................................55
         14.16.        Calculation of Rent, Interest, Holder Yield and Fees.............................56

Schedule 1             Initial Holders ..............................................................SCH-1
Schedule 7.3(s)        Wetlands..................................................................SCH-7.3-1
Schedule 7.3(t)        Environmental Conditions..................................................SCH-7.3-2

EXHIBIT A              REQUISITION FORM................................................................A-1
         Schedule 1    Legal Description of Land.......................................................A-4
         Schedule 2    Description of Improvements.....................................................A-5
         Schedule 3    Description of Equipment........................................................A-6
         Schedule 4    Work............................................................................A-7
EXHIBIT B              AVIATION SALES COMPANY OFFICER'S CERTIFICATE....................................B-1
         Schedule 1    [itemized expenditures].........................................................B-3
EXHIBIT C              FORM OF OPINION OF COUNSEL TO LESSEE, CONSTRUCTION
                       AGENT AND GUARANTORS............................................................C-1
EXHIBIT D              AVIATION SALES COMPANY OFFICER'S CERTIFICATE....................................D-1
EXHIBIT E              AVIATION SALES COMPANY SECRETARY'S CERTIFICATE..................................E-1
EXHIBIT F              FIRST SECURITY BANK, NATIONAL ASSOCIATION
                       OFFICER'S CERTIFICATE...........................................................F-1
EXHIBIT G              FIRST SECURITY BANK, NATIONAL ASSOCIATION
                       CERTIFICATE OF ASSISTANT SECRETARY..............................................G-1
EXHIBIT H              FORM OF OPINION OF COUNSEL TO FIRST SECURITY BANK,
                       NATIONAL ASSOCIATION ...........................................................H-1
EXHIBIT I              ADDITIONAL CONDITIONS AND REQUIREMENTS FOR
                       FUNDINGS........................................................................I-1

Appendix A             Rules of Usage and Definitions.........................................Appendix A-1

                             PARTICIPATION AGREEMENT

         THIS PARTICIPATION AGREEMENT, dated as of December 17, 1998 (as amended, modified, restated or supplemented from time to time, this "Agreement"), is by and among AVIATION SALES COMPANY, a Delaware corporation (the "Construction Agent"); AVIATION SALES COMPANY, as Lessee (the "Lessee"); FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually (in its individual capacity, the "Trust Company"), except as expressly stated herein, but solely as Owner Trustee under the Aviation Sales Trust 1998-1 (the "Owner Trustee" or the "Lessor"); NATIONSBANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the "Agent") for the Lenders; NATIONSBANK, NATIONAL ASSOCIATION, a national banking association and the various other banks and lending institutions which are parties hereto from time to time as Holders; NATIONSBANK, NATIONAL ASSOCIATION and the various other banks and lending institutions which are parties hereto from time to time as Lenders. Capitalized terms used but not otherwise defined in this Agreement shall have the meanings set forth in Appendix A hereto.

         In consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1.  THE LOANS.

         The Lenders have agreed to make Loans to the Lessor from time to time in an aggregate principal amount of up to the aggregate amount of the Commitments of the Lenders in order for the Lessor to acquire the Properties and certain Improvements and to develop and construct certain Improvements in accordance with the Agency Agreement and the terms and provisions hereof, and in consideration of the receipt of the proceeds of such Loans, the Lessor will issue the Notes (together with any note or notes issued in exchange or substitution therefor in accordance with the Credit Agreement, the "Notes"). The Loans shall be made and the Notes shall be issued pursuant to the Credit Agreement. Pursuant to SECTION 5 of this Agreement and SECTION 2 of the Credit Agreement, the Loans will be made to the Lessor from time to time upon the appropriate submission by the Construction Agent of a Requisition therefor, in accordance with this Agreement and the other Operative Agreements. The Loans and the obligations of the Lessor under the Credit Agreement shall be secured by the Collateral. The Lessee and the Construction Agent agree that each Property shall be improved for business purposes and shall not merely be held as unimproved Land for speculative purposes.

         SECTION 2.  HOLDER FUNDINGS.

         Subject to the terms and conditions of this Agreement and in reliance on the representations and warranties of each of the parties hereto contained herein or made pursuant hereto on each date Fundings are made in accordance with
SECTION 5 hereof, each Holder shall make a Holder Funding on a pro rata basis to the Owner Trustee with respect to the Aviation Sales Trust 1998-1 based on its Holder Commitment in an amount in immediately available funds such that the aggregate of all Holder Fundings shall be three percent (3%) of the amount of the

Funding being funded on such date; provided, no Holder shall be obligated for any Holder Funding in excess of its pro rata share of the Available Holder Commitment. The aggregate amount of Holder Fundings shall be up to the aggregate amount of the Holder Commitments. No prepayment or any other payment with respect to any Funding shall be permitted such that the Holder Funding with respect to such Funding is less than 3% of the outstanding amount of such Funding, except in connection with termination or expiration of the Term or in connection with the exercise of remedies relating to the occurrence of a Lease Event of Default. The representations, warranties, covenants and agreements of the Holders herein and in the other Operative Agreements are several, not joint, and not joint and several.

         SECTION 3.  SUMMARY OF TRANSACTIONS.

         3.1. OPERATIVE AGREEMENTS. As of the date hereof (the "Initial Closing Date"), each of the respective parties hereto and thereto shall execute and deliver this Agreement, the Lease, the Agency Agreement, the Credit Agreement, the Notes, the Certificates, the Trust Agreement, the Security Agreement and such other documents, instruments, certificates and opinions of counsel as agreed to by the parties hereto.

         3.2. PROPERTY PURCHASE. On each Property Closing Date and subject to the terms and conditions of this Agreement (a) the Holders will each make a Holder Funding in accordance with SECTIONS 2 AND 5 of this Agreement and the terms and provisions of the Trust Agreement, (b) the Lenders will make Loans in accordance with SECTIONS 1 AND 5 of this Agreement and the terms and provisions of the Credit Agreement, and (c) the Lessor will purchase, or lease pursuant to a Ground Lease, the applicable Property identified by the Construction Agent, and grant the Agent a Lien on such Property by execution of the required Security Documents.

         3.3. CONSTRUCTION OF IMPROVEMENTS; LEASE OR DISPOSITION OF PROPERTIES. Construction Fundings will be made with respect to particular Improvements to be constructed and with respect to ongoing Work regarding the Equipment and ongoing construction of particular Improvements, in each case, pursuant to the terms and conditions of this Agreement and the Agency Agreement. The Construction Agent will act as a construction agent on behalf of the Lessor respecting such Work and the construction of such Improvements and the expenditures of the Construction Fundings related thereto. The Construction Agent shall promptly notify the Lessor upon Completion of the Improvements with respect to each Property.

         3.4. SINGLE PROPERTY. Notwithstanding the foregoing or any other provision of this Participation Agreement or any other Operative Agreement, unless and until the definition of "Property" is amended to permit more than one Property, there shall be only one Property as described in the definition of "Property" (and, accordingly, there shall be only one Property Closing Date, only one Initial Construction Funding and only one Completion Date).

         SECTION 4.  THE CLOSINGS.

         4.1. INITIAL CLOSING DATE. All documents and instruments required to be delivered on the Initial Closing Date shall be delivered at the offices of Smith Helms Mulliss & Moore, L.L.P.,

Charlotte, North Carolina, or at such other location as may be determined by the Lessor, the Agent and the Lessee.

         4.2. INITIAL CLOSING DATE; PROPERTY CLOSING DATES; CONSTRUCTION FUNDINGS. The Construction Agent shall deliver to the Lessor and the Agent a requisition (a "Requisition"), in the form attached hereto as EXHIBIT A or in such other form as is reasonably satisfactory to the Lessor, the Construction Agent and the Agent (together with such additional schedules, affidavits, releases, waivers, statements, invoices, bills, and other documents, certificates and information required by the Agent, and any documents required by Exhibit I or J), in connection with (a) the Initial Closing Date relating to the Transaction Expenses and other fees, expenses and disbursements payable by the Lessor pursuant to SECTION 9.1(A) with invoices (in form and substance reasonably acceptable to the Agent and the Lessor) for such Transaction Expenses and other fees, expenses and disbursements attached to such Requisition, (b) each Property Closing Date relating to each Acquisition Funding pursuant to
SECTION 5.3 and (c) each date of a Construction Funding pursuant to SECTIONS 5.4 OR 5.5.

         SECTION 5. FUNDINGS; REPORTING REQUIREMENTS ON COMPLETION DATE; LESSEE DELIVERY OF NOTICES.

         5.1. GENERAL. To the extent funds have been made available to the Lessor as Loans by the Lenders and Holder Fundings by the Holders, the Lessor will use such funds from time to time in accordance with the terms and conditions of this Agreement and the other Operative Agreements (i) to pay interest regarding the Loans relating to a Property and to pay the Holder Yield regarding the Holder Fundings relating to a Property, in each case to the extent accrued under the Credit Agreement or Trust Agreement (as the case may be) during the period prior to the Basic Rent Commencement Date with respect to such Property, (ii) at the direction of the Construction Agent to acquire Properties in accordance with the terms of this Agreement, the Agency Agreement, the Lease and the other Operative Agreements, (iii) to make advances to the Construction Agent to permit the testing, engineering, installation, development, construction, modification, design and renovation, as applicable, of Improvements in accordance with the terms of the Agency Agreement, the Lease and the other Operative Agreements, and (iv) to pay Transaction Expenses, fees, expenses and other disbursements payable by the Lessor under SECTIONS 9.1(A) AND
(B).

         5.2. PROCEDURES FOR FUNDING.

                  (a) The Construction Agent shall designate the date for Fundings hereunder in accordance with the terms and provisions hereof; provided, however, it is understood and agreed that no more than one
         (1) Funding may be requested during any calendar month other than Fundings which are made solely to fund interest and Holder Yield. Not less than five (5) Business Days prior to the date of any requested Base Rate Funding or Eurodollar Funding, the Construction Agent shall deliver to the Lessor and the Agent, (A) with respect to the Initial Closing Date and each Property Closing Date, a Requisition as described in SECTION 4.2 hereof (including without limitation a legal description of the Land, a schedule of the Improvements, if any, and a schedule of the Equipment, if any, to be acquired on such date, and a schedule of the Work, if any, to be performed, each of the foregoing in a form reasonably acceptable to the Lessor and the Agent) and (B) with respect to each Construction Funding, a Requisition identifying (among other things) the Property to which such Work relates. Each such Requisition (other than a Requisition for an Acquisition Funding) shall be delivered to the Lessor and the Agent on a date between (and including) the first (1st) and the fifth (5th) Business Day of a calendar month.

                  (b) Each Requisition shall: (i) be irrevocable, (ii) request funds in an amount that is not in excess of the total aggregate of the Available Commitments plus the Available Holder Commitments at such time, and (iii) request that the Holders make Holder Fundings and that the Lenders make Loans to the Lessor for the payment of the Property Acquisition Costs (in the case of an Acquisition Funding) or other Property Costs, including the cost of Improvements (in the case of a Construction Funding) that have previously been incurred and were not subject to a prior Requisition, in each case as specified in the Requisition.

                  (c) Subject to the terms and conditions of the Credit Agreement and the Trust Agreement and subject to the satisfaction of the conditions precedent set forth in SECTIONS 5.3, 5.4 or 5.5, as applicable, on each Property Closing Date or the date on which the Construction Funding is to be made, as applicable,

                           (i) the Lenders shall make Loans to the Lessor in an
                  aggregate amount equal to 97% of the sum of (A) the Requested Funds specified in any Requisition, (B) any additional amount of Transaction Expenses and other fees, taxes, expenses and disbursements (as described in SECTION 9.1(A) AND 9.1(B)) (unless such funding of fees, taxes, expenses, disbursements or Transaction Expenses is declined in writing by each Lender and each Holder, such decision to be in the sole discretion of each Lender and each Holder), and (C) any additional amount respecting any indemnity payment (as described in SECTION 13.5) (unless such indemnity payment is declined in writing by each Lender and each Holder, in the sole discretion of each Lender and each Holder) -- up to an aggregate principal amount equal to the Available Commitments (such Loans to be apportioned 88% to Series A Loans and 9% to Series B Loans);

                           (ii) each Holder shall make a pro rata Holder Funding
                  based on its Holder Commitment in an amount such that the aggregate of all Holder Fundings at such time shall be 3% of the sum of (A) the Requested Funds specified in any Requisition, (B) any additional amount of Transaction Expenses and other fees, taxes, expenses and disbursements (as described in SECTION 9.1(A) AND 9.1(B)) (unless such funding of fees, taxes, expenses, disbursements or Transaction Expenses is declined in writing by each Lender and each Holder, such decision to be in the sole discretion of each Lender and each Holder), and (C) any additional amount respecting any indemnity payment (as described in SECTION 13.5) (unless such indemnity payment is declined in writing by each Lender and each Holder, in the sole discretion of each Lender and each Holder) -- provided no such Holder

                  Funding shall exceed such Holder's pro rata share of the Available Holder Commitments; and

                           (iii) the total amount of such Loans and Holder
                  Fundings made on such date shall (w) be used by the Lessor to pay the Property Acquisition Costs within three (3) Business Days of the receipt by the Lessor of such Funding (in the case of a Property Closing Date), (x) be used by the Lessor on the date of such Funding to pay interest regarding the Loans relating to a Property and to pay the Holder Yield regarding the Holder Fundings relating to a Property, in each case to the extent accrued under the Credit Agreement or Trust Agreement (as the case may be) during the period prior to the Completion Date with respect to such Property, (y) be used by the Lessor to pay Transaction Expenses, fees, taxes, expenses, other disbursements and indemnities to the extent permitted under SECTIONS 5.3, 5.4, 5.5, 9.1(A), 9.1(B) OR 13.5 (as applicable), or (z) be disbursed by the Lessor, on the date of such Funding, to the Construction Agent or the Lessee to pay Property Costs, as applicable. Any such amounts held by the Lessor (or the Agent on behalf of the Lessor) shall be subject to the lien of the Security Agreement.

         5.3. CONDITIONS TO THE HOLDERS' AND THE LENDERS' OBLIGATIONS TO ADVANCE FUNDS ON THE INITIAL CLOSING DATE OR FUNDS FOR THE ACQUISITION OF PROPERTY.

                  (a) The obligations of each Holder to make Holder Fundings, and of each Lender to make Loans, to the Lessor on the Initial Closing Date for the purpose of providing funds to the Lessor necessary to pay Transaction Expenses, fees, expenses and other disbursements payable by the Lessor under SECTION 9.1 of this Agreement, are subject to the prior or contemporaneous satisfaction or waiver of the following conditions precedent:

                               (i) the correctness in all material respects on
                      such date of the representations and warranties of the Owner Trustee, the Construction Agent, the Lessee and the Holders (other than such Holder) contained herein and in each of the other Operative Agreements;

                               (ii) the performance in all material respects by
                      the Construction Agent and the Lessee of their respective agreements contained herein and in the other Operative Agreements which covenants are to be performed by them on or prior to such date;

                               (iii) the satisfaction of all conditions to any
                      such Holder Funding or Loan set forth in any Operative Agreement;

                               (iv) the Agent and the Owner Trustee shall have
                      received a fully executed copy of a counterpart of the respective Requisition, appropriately completed; and

                               (v) no Default or Event of Default under any of
                      the Operative Agreements shall have occurred after giving effect to the Funding requested by such Requisition.

                  (b) The obligations of each Holder to make Holder Fundings, and of each Lender to make Loans, to the Lessor on a Property Closing Date for the purpose of providing funds to the Lessor necessary to pay the Transaction Expenses, fees, expenses and other disbursements payable by Lessor under SECTION 9.1 (B) of this Agreement and to acquire a Property, are subject to the prior or contemporaneous satisfaction or waiver of the following conditions precedent:

                              (i) the correctness in all material respects on
                  such Property Closing Date of the representations and warranties of the Owner Trustee, the Construction Agent, the Lessee and the Holders (other than such Holder) contained herein and in each of the other Operative Agreements;

                             (ii) the performance in all material respects by
                  the Construction Agent and the Lessee of their respective agreements contained herein and in the other Operative Agreements which covenants are to be performed by them on or prior to each such Property Closing Date;

                            (iii) the satisfaction of all conditions to any such
                  Holder Funding or Loan set forth in any Operative Agreement;

                             (iv) the Agent and the Owner Trustee shall have
                  received a fully executed copy of a counterpart of the respective Requisition, appropriately completed;

                              (v) title to each Property being acquired on such
                  Property Closing Date shall conform to the representations and warranties set forth in SECTION 8.1(C) hereof;

                             (vi) the Construction Agent shall have delivered to
                  the Lessor a copy of the Deed with respect to the Land and existing Improvements (if any), a copy of the Ground Lease (if any) with respect to the Land, and a copy of the Bill of Sale with respect to the Equipment, in each case for such of the foregoing as are being acquired on such Property Closing Date; and such Land and existing Improvements shall be located in an Approved State;

                            (vii) there shall not have occurred and be
                  continuing any Default or Event of Default under any of the Operative Agreements and no Default or Event of Default under any of the Operative Agreements shall have occurred after giving effect to the Funding requested by such Requisition;

                           (viii) the Construction Agent shall have delivered to
                  the Agent and the Owner Trustee, title insurance commitments to issue policies in favor of the Owner Trustee and the Agent with respect to each Property being acquired on such Property Closing Date, such policies being in form and substance reasonably acceptable to the Owner Trustee and the Agent, with such title exceptions thereto as are reasonably acceptable to the Owner Trustee and the Agent; and the Construction Agent shall deliver to the Owner Trustee and the Agent, as soon as possible after such Property Closing Date, the final title insurance policies for each such Property, taking no specific exception for any Lien filed on account of materials furnished or labor performed in connection with the Property, and otherwise showing no additional exceptions to coverage;

                             (ix) the Construction Agent shall have delivered to
                  the Agent and the Owner Trustee a "Phase I" environmental site assessment with respect to each such Property, prepared by an independent recognized professional reasonably acceptable to the Agent and the Owner Trustee and in a form and substance that is reasonably acceptable to the Agent and the Owner Trustee;

                              (x) the Construction Agent shall have delivered to
                  the Agent and the Owner Trustee a survey of each such Property, prepared by an independent recognized professional meeting the then current minimum standard detail requirements for American Land Title Association/American Congress of Surveying and Mapping (ALTA/ACSM) Land Title Surveys certified to the Agent and otherwise reasonably acceptable to the Agent;

                             (xi) the Construction Agent shall have caused to be
                  delivered to the Agent and the Owner Trustee a legal opinion (in form and substance reasonably satisfactory to the Agent and the Owner Trustee) from counsel located in the state where each such Property is located or, if the Agent and the Owner Trustee have previously received an opinion from counsel in such state, the Agent and the Owner Trustee (in their discretion) may accept an update or a reaffirmation of the previous opinion, in each case addressed to each Lender;

                            (xii) the Owner Trustee and the Agent shall be
                  satisfied, in their sole discretion, that the acquisition or ground leasing of each such Property and the execution of the Mortgage Instrument and the other Security Documents will not adversely affect in any material respect the rights of the Owner Trustee, the Holders, the Agent or the Lenders under or with respect to the Operative Agreements in effect as of such Property Closing Date (it being understood and acknowledged that the Agent and the Owner Trustee may require that the Construction Agent deliver an acceptable legal opinion in connection with this condition);

                           (xiii) the Construction Agent shall have determined
                  (as set forth in the related Requisition) that such Property is appropriate for its business operations;

                  and the Agent shall have consented to the Lessor's acquisition of such Property, which consent (subject to clause (xii) above) shall not be unreasonably withheld or delayed;

                            (xiv) the Construction Agent shall have delivered to
                  the Agent and the Owner Trustee, respecting each such Property, invoices for the various Transaction Expenses and other fees, expenses and disbursements referenced in SECTION
                  9.1 (A) OR (B) of this Agreement;

                             (xv) the Lessor shall have delivered to the Agent a
                  Mortgage Instrument and Lender Financing Statements with respect to each such Property in a form reasonably acceptable to the Agent and Lessee;

                            (xvi) the Construction Agent shall have delivered to
                  the Lessor with respect to each such Property, a Lease Supplement and a memorandum regarding the Lease and such Lease Supplement (such memorandum to be substantially in the forms attached to the Lease as Exhibit B and in each case in form suitable for recording);

                           (xvii) the Construction Agent shall have delivered to
                  the Lessor with respect to each such Property Lessor Financing Statements executed by the Lessee and the Lessor;

                           (xviii) if any such Property is subject to a Ground
                  Lease, the Construction Agent shall have caused a lease memorandum (in form and substance satisfactory to the Agent) to be delivered to the Agent for such Ground Lease;

                            (xix) counsel for the ground lessor of each such
                  Property subject to a Ground Lease shall have issued to the Lessor, the Agent and the Holders, an opinion satisfactory to the Agent;

                             (xx) all necessary (or in the reasonable opinion of
                  the Owner Trustee, the Agent, or their respective counsel, advisable) Governmental Actions, in each case required by any law or regulation enacted, imposed or adopted on or prior to each such date or by any change in facts or circumstances on or prior to each such date, shall have been obtained or made and be in full force and effect;

                            (xxi) the Construction Agent shall cause (i) Uniform
                  Commercial Code lien searches, tax lien searches and judgment lien searches regarding each of the Lessee and the Lessor to be conducted (and copies thereof to be delivered to the Agent and the Owner Trustee) in the state and county (or other jurisdiction) in which such Property is located, by a nationally recognized search company acceptable to the Owner Trustee and the Agent and (ii) the liens referenced in such lien searches which are objectionable to the Owner Trustee or the Agent to be either removed or otherwise handled in a manner reasonably satisfactory to the Owner Trustee and the Agent;

                           (xxii) the Agent shall have received an Appraisal for
                  such Property showing that such Property has a value at least equal to ninety-three and one-half percent (93.5%) of the expected total Property Cost of such Property and all Improvements constructed or expected to be constructed thereon (based on a Construction Budget satisfying the requirements of SECTION 5.4(E)); and

                           (xxiii) all additional conditions to, and covenants
                  relating to, such Holder Fundings and Loans, as set forth in Exhibits I and J attached hereto, shall have been fulfilled to the satisfaction of the Agent. The terms of Exhibits I and J are hereby incorporated by reference into this Agreement.

         5.4. CONDITIONS TO THE HOLDERS' AND THE LENDERS' OBLIGATIONS TO MAKE CONSTRUCTION FUNDINGS FOR THE COMMENCEMENT OF CONSTRUCTION OF ANY IMPROVEMENTS. The obligations of each Holder to make Holder Fundings, and of each Lender to make Loans, to the Lessor for the purpose of providing funds to the Lessor necessary to pay the Transaction Expenses, fees, expenses and other disbursements payable by Lessor under SECTION 9.1(B) of this Agreement, to make an advance for the commencement of construction of any Improvements on a Property and acquisition of Equipment, or to pay interest regarding the Loans relating to a Property and to pay the Holder Yield regarding the Holder Fundings relating to a Property, in each case regarding such interest and Holder Yield to the extent accrued and payable under the Credit Agreement or Trust Agreement (as the case may be), in each case during the period prior to the Completion Date for such Property, are subject to the satisfaction or waiver of the following conditions precedent:

                  (a) the correctness in all material respects on the date of such Holder Fundings and Loans of the representations and warranties of the Owner Trustee, the Construction Agent, the Lessee and the Holders (other than such Holder) contained herein and in each of the other Operative Agreements;

                  (b) the performance in all material respects by the Construction Agent and the Lessee of their respective agreements contained herein and in the other Operative Agreements and to be performed by them on or prior to each such date;

                  (c) the satisfaction of all conditions to any such Holder Funding or Loan set forth in any Operative Agreement;

                  (d) the Agent and the Owner Trustee shall have received a copy of a fully executed counterpart of the respective Requisition appropriately completed, together with copies of all Bills of Sale with respect to any Equipment acquired as a part of any Improvements;

                  (e) with respect to each Initial Construction Funding, the Agent and the Owner Trustee shall have received a copy of the Construction Budget for the completion of the Improvements to which such Funding relates, which Construction Budget shall indicate a total Property Cost for such Improvements and the Land on which such Improvements are to be constructed of not more than 106% of the appraised value of such Property as set forth in the most recent Appraisal thereof;

                  (f) with respect to each Initial Construction Funding, (i) the title insurance commitments to issue policies (and any policies) delivered in connection with the requirements of SECTION 5.3(B)(VIII) shall be endorsed and down-dated (in a manner satisfactory to the Agent) to provide insurance in an amount at least equal to the maximum total Property Cost indicated by the Construction Budget referred to in subparagraph (e) above (and in any event no less than the total actual Property Cost after giving effect to such Funding), taking no specific exception for any Lien filed on account of materials furnished or labor performed in connection with the Property, and otherwise showing no title change or any additional exceptions to coverage not approved by the Agent; and (ii) all necessary recording fees, documentary stamp taxes or similar amounts will be paid in connection with the related Mortgage Instrument in an amount sufficient to cover such maximum total Property Cost;

                  (g) there shall not have occurred and be continuing any Default or Event of Default or under any of the Operative Agreements, and no Default or Event of Default under any of the Operative Agreements will have occurred after giving effect to the Funding requested by such Requisition;

                  (h) with respect to each Initial Construction Funding, based upon Construction Budgets which satisfy the requirements of subparagraph (e) above, the Available Commitment and the Available Holder Commitment (after deducting the Unfunded Amount) will be sufficient to complete the Improvements;

                  (i) the Construction Agent shall have determined (as set forth in the related Requisition) that such Improvements are appropriate to its business; and the Agent shall have consented to such Improvements, which consent shall not be unreasonably withheld or delayed; and

                  (j) all additional conditions to, and covenants relating to, such Holder Fundings and Loans, as set forth in Exhibits I and J attached hereto, shall have been fulfilled to the satisfaction of the Agent. The terms of Exhibits I and J are hereby incorporated by reference into this Agreement.

         5.5. CONDITIONS TO THE HOLDERS' AND THE LENDERS' OBLIGATIONS TO MAKE CONSTRUCTION FUNDINGS FOR THE ONGOING CONSTRUCTION ON ANY PROPERTY PRIOR TO THE CONSTRUCTION PERIOD TERMINATION DATE. The obligations of each Holder to make Holder Fundings, and of each Lender to make Loans, to the Lessor (i) in connection with all subsequent requests for Fundings to pay the Transaction Expenses, fees, expense and other disbursements payable by Lessor under SECTION

9.1(B) of this Agreement, (ii) to pay interest regarding the Loans relating to a Property and to pay the Holder Yield regarding the Holder Fundings relating to a Property, in each case regarding such interest and Holder Yield to the extent accrued and payable under the Credit Agreement or Trust Agreement (as the case may be), during the period prior to the Completion Date with respect to such Property, and (iii) to pay for the construction of Improvements and acquisition of Equipment with respect to any Property, in each case prior to the Completion Date for such Property, are subject to the satisfaction or waiver of the following conditions precedent:

                  (a) the correctness in all material respects on the date of such Holder Fundings and Loans of the representations and warranties of the Owner Trustee, the Construction Agent, the Lessee and the Holders (other than such Holder) contained herein and in each of the other Operative Agreements;

                  (b) the performance in all material respects by the Construction Agent and the Lessee hereto of their respective agreements contained herein and in the other Operative Agreements and to be performed by them on or prior to each such date;

                  (c) the satisfaction of all conditions to any such Holder Funding or Loan set forth in any Operative Agreements;

                  (d) the Agent and the Owner Trustee shall have received a copy of a fully executed counterpart of the respective Requisition, appropriately completed;

                  (e) there shall not have occurred and be continuing any Default or Event of Default under any of the Operative Agreements, and no Default or Event of Default under any of the Operative Agreements will have occurred after giving effect to the Construction Funding requested by such Requisition;

                  (f) (with respect to each Construction Funding) based upon Construction Budgets which satisfy the requirements of SECTION 5.4(E) of this Agreement, the Available Commitments and the Available Holder Commitment (after deducting the Unfunded Amount) will be sufficient to complete the Improvements;

                  (g) with respect to each Construction Funding, the title insurance commitments to issue policies (or any policies) delivered in connection with the requirements of SECTION 5.3(B)(III)) shall be endorsed and down-dated (in a manner satisfactory to the Agent) to provide insurance in an amount at least equal to the maximum total Property Cost indicated by the Construction Budget referred to in
         SECTION 5.4(E) (and in any event no less than the total actual Property Cost after giving effect to such Funding), taking no specific exception for any Lien filed on account of materials furnished or labor performed in connection with the Property, and otherwise showing no title change or any additional exceptions to coverage not approved by the Agent; and

                  (h) all additional conditions to, and covenants relating to, such Holder Fundings and Loans, as set forth in Exhibits I and J attached hereto, shall have been fulfilled to the satisfaction of the Agent. The terms of Exhibits I and J are hereby incorporated by reference into this Agreement.

         5.6. REPORTING AND DELIVERY REQUIREMENTS ON COMPLETION DATE. On the Completion Date for each Property, the Construction Agent shall deliver to the Agent, and the Owner Trustee an Officer's Certificate in the form attached hereto as EXHIBIT B specifying (a) the Completion Date for the construction of Improvements at the Property, (b) the aggregate Property Cost for the Property and (c) if any of the Property consists of Tangible Personal Property, a separate statement of the Property Cost attributable to such Tangible Personal Property. Such Officer's Certificate shall also include, in form and in detail reasonably acceptable to the Agent and the Holders, a summary of the Property Cost figures and a certification to the effect that all Improvements have been made in accordance with all applicable material Legal Requirements, in a good and workmanlike manner and otherwise in substantial compliance with the standards and practices of the Construction Agent with respect to similar properties and improvements owned by the Construction Agent, and that no consent or approval of any Person is required for such Improvements except for consents and approvals which have already been obtained. Furthermore, (i) on the Completion Date for each Property, the Construction Agent shall deliver or cause to be delivered originals of the following to the Agent (and copies thereof to the Owner Trustee) each of which shall be in a form reasonably acceptable to the
Agent: (1) insurance certificates with respect to the Property as required under the Lease Agreement, and (2) if requested by the Agent or the Owner Trustee, amendments or modifications to the Lender Financing Statements or the Lessor Financing Statements executed by the Lessee and the Lessor; and (ii) on or prior to the Completion Date for each Property (and in no event later than the date of the last Funding with respect to such Property, as set forth in Exhibit I), the Construction Agent shall deliver or cause to be delivered originals of the following to the Agent (and copies thereof to the Owner Trustee) each of which shall be in a form reasonably acceptable to the Agent: (1) three copies of a final as-built survey for the applicable Property, (2) an endorsement of the title insurance policy regarding such Property, amending the effective date of such policy to the date of such endorsement and taking no exception for any Lien on account of materials furnished or labor performed in connection with the Property, and otherwise showing no title changes or any additional exceptions to coverage that have not been approved by the Agent, and (3) the final Plans and Specifications for such Property. In addition, on the Completion Date for such Property the Construction Agent covenants and agrees that the recording fees, documentary stamp taxes or similar amounts paid or required to be paid in connection with the related Mortgage Instrument shall be in an amount required by applicable law. If such Property has been completed in accordance with the Plans and Specifications (excluding immaterial punch list items) and the total Property Cost of such Property as of the Completion Date (after giving effect to any Fundings on such date) is less than the amount of Fundings estimated in the Construction Budget for such Property (such shortfall not in excess of $2,000,000 being referred to as the "Funding Shortfall"), then on any date on or after the Completion Date, at the election of the Lessee, upon notice to the Agent and the Lessor, (y) the Total Commitment and Total Holder Commitment shall be permanently reduced (in accordance with the Operative Agreements) by an aggregate amount (not in excess of $2,000,000) equal to the Funding Shortfall (such reduction to be applied pro rata among the Commitments and Holder Commitments), and (z) simultaneously with such reduction in Commitments and Holder Commitments, the amount of the Letter of Credit shall be reduced by an amount equal to the Funding Shortfall.

         5.7. CONSTRUCTION AGENT DELIVERY OF ALLOCATION NOTICE AND CONSTRUCTION BUDGET MODIFICATIONS. The Construction Agent covenants and agrees to deliver (i) to the Agent at least five (5) Business Days before any Scheduled Interest Payment Date during the Commitment Period the Allocation Notice referred to in the first sentence of SECTION 2.3(B) of the Credit Agreement, and (ii) to the Agent and the Owner Trustee each month any modification to any Construction Budget regarding any Property; provided, no Construction Budget may be amended unless (a) the title insurance policies referenced in SECTION 5.3(B)(VIII) are also modified or endorsed, if necessary, to provide for insurance in an amount that satisfies the requirements of SECTION 5.4(F)(I) of this Agreement and, if necessary, any additional recording fees, documentary stamp taxes or similar amounts paid in connection with the related Mortgage Instrument in an amount sufficient to comply with the requirements of SECTION 5.4(F)(II), and (b) after giving effect to any such amendment the Construction Budget remains in compliance with the requirements of SECTION 5.4(E) of this Agreement. Any amendment to the Construction Budget is also subject to the requirements of the Agency Agreement.

         5.8. INSPECTION OF DOCUMENTS; HOLD HARMLESS; REMOVAL OF PROPERTIES. Any document or item (including without limitation any environmental report) delivered to the Agent shall be available for inspection at any time during ordinary business hours upon reasonable notice by any Lender or Holder. The Agent shall not incur any liability to any Lender, any Holder, the Owner Trustee or any other Person (and each Lender, each Holder, the Owner Trustee, the Lessee and the Construction Agent hereby holds the Agent harmless from any such liability) as a result of any such document or item, any information contained therein, the failure to receive any such document, or the Agent's approval of any Property. In the event the Majority Lenders determine that any environmental site assessment reveals an Environmental Violation and they or the Agent so notify the Lessee, then the Lessee shall remedy or purchase such Property in accordance with SECTIONS 15.2, 16.1 AND 16.2 of the Lease, provided that if the Property is a Construction Period Property, the Construction Agent shall be responsible for such remedy or purchase.

         SECTION 6.  CONDITIONS OF THE INITIAL CLOSING.

         6.1. CONDITIONS TO THE LESSOR'S AND THE HOLDERS' OBLIGATIONS. The obligations of the Lessor and the Holders to consummate the transactions contemplated by this Agreement, including the obligation to execute and deliver the applicable Operative Agreements to which each is a party on the Initial Closing Date, are subject to (i) the accuracy and correctness on the Initial Closing Date of the representations and warranties of the other parties hereto contained herein, (ii) the accuracy and correctness on the Initial Closing Date of the representations and warranties of the other parties hereto contained in any other Operative Agreement or certificate delivered pursuant hereto or thereto, (iii) the performance by the other parties hereto of their respective agreements contained herein and in the other Operative Agreements and to be performed by them on or prior to the Initial Closing Date and (iv) the satisfaction, or waiver by the Lessor and the Holders, of all of the following conditions on or prior to the Initial Closing Date:

                  (a) Each of the Operative Agreements to be entered into as of the Initial Closing Date shall have been duly authorized, executed and delivered by the parties thereto, other than the Lessor or such Holder, and shall be in full force and effect, and no Default or Event of Default shall exist thereunder (both before and after giving effect to the transactions contemplated by the Operative Agreements), and the Lessor shall have received a fully executed copy of each of the Operative Agreements (other than the Notes of which it shall have received specimens). The Operative Agreements (or memoranda thereof), any supplements thereto and any financing statements and fixture filings in connection therewith required under the Uniform Commercial Code shall have been filed or shall be promptly filed, if necessary, in such manner as to enable the Lessee's counsel to render its opinion referred to in SECTION 6.1(G) hereof;

                  (b) All taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of the Operative Agreements shall have been paid or provision for such payment shall have been made to the reasonable satisfaction of the Lessor and the Agent;

                  (c) No action or proceeding shall have been instituted, nor shall any action or proceeding be threatened, before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority (i) to set aside, restrain, enjoin or prevent the full performance of this Agreement, any other Operative Agreement or any transaction contemplated hereby or thereby or (ii) which is reasonably likely to have a Material Adverse Effect;

                  (d) In the reasonable opinion of the Lessor and the Holders and their counsel, the transactions contemplated by the Operative Agreements do not and will not violate any material Legal Requirements and do not and will not subject the Lessor or the Holders to any materially adverse regulatory prohibitions or constraints;

                  (e) The Lessor and the Agent shall each have received an Officer's Certificate of the Lessee, dated as of the Initial Closing Date, in the form attached hereto as EXHIBIT D or in such other form as is reasonably acceptable to such parties stating that (i) each and every representation and warranty of the Lessee contained in the Operative Agreements to which it is a party is true and correct in all material respects on and as of the Initial Closing Date; (ii) no Default or Event of Default has occurred and is continuing under any Operative Agreement; (iii) each Operative Agreement to which Lessee is a party is in full force and effect with respect to it; and (iv) the Lessee has performed and complied with all covenants, agreements and conditions contained herein or in any Operative Agreement required to be performed or complied with by it on or prior to the Initial Closing Date;

                  (f) The Lessor and the Agent shall each have received (i) a certificate of the Secretary or an Assistant Secretary of each of the Lessee and each Guarantor in the form attached hereto as EXHIBIT E or in such other form as is reasonably acceptable to such parties attaching and certifying as to (A) the resolutions of the Board of Directors of Lessee or such Guarantor (as the case may be) duly authorizing the execution, delivery and performance by Lessee or such Guarantor (as the case may be) of each of the Operative Agreements to which it is or will be a party, (B) its certificate of incorporation and by-laws, in each case certified as of a recent date by the Secretary of State of the State of its incorporation, and (C) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Agreements to which it is a party and (ii) a good standing certificate from the appropriate officer of each state in which it is required to be qualified to do business as to its good standing in such state;

                  (g) Counsel for the Lessee and the Guarantors reasonably acceptable to the other parties hereto shall have issued to the Lessor, the Agent, the Lenders and the Holders an opinion in the form attached hereto as EXHIBIT C or in such other form as is reasonably acceptable to such parties; and

                  (h) As of the Initial Closing Date, there shall not have occurred any material adverse change in the consolidated assets, liabilities, operations, business or financial condition of the Lessee from that set forth in the audited financial statements of the Lessee dated December 31, 1997.

         6.2. CONDITIONS TO THE LESSEE'S OBLIGATIONS. The obligation of the Lessee to consummate the transactions contemplated by this Agreement, including the obligation to execute and deliver the Operative Agreements to which it is a party as of the Initial Closing Date, is subject to (i) the accuracy and correctness on the Initial Closing Date of the representations and warranties of the other parties hereto contained herein, (ii) the accuracy and correctness on the Initial Closing Date of the representations and warranties of the other parties hereto contained in any other Operative Agreement or certificate delivered pursuant hereto or thereto, (iii) the performance by the other parties hereto of their respective agreements contained herein and in the other Operative Agreements, in each case to be performed by them on or prior to the Initial Closing Date, and (iv) the satisfaction or waiver by the Lessee of all of the following conditions on or prior to the Initial Closing Date:

                  (a) Each of the Operative Agreements to be entered into as of the Initial Closing Date shall have been duly authorized, executed and delivered by the parties thereto, other than the Lessee, and shall be in full force and effect, and no Default, other than Defaults of the Lessee, shall exist thereunder, and the Lessee shall have received a fully executed copy of each of the Operative Agreements (other than Notes of which it shall have received a specimen);

                  (b) In the reasonable opinion of the Lessee and its counsel, the transactions contemplated by the Operative Agreements do not violate any material Legal Requirements and will not subject Lessee to any materially adverse regulatory prohibitions or constraints;

                  (c) No action or proceeding shall have been instituted nor shall any action or proceeding be threatened, before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental

         Authority (i) to set aside, restrain, enjoin or prevent the full performance of this Agreement, any other Operative Agreement or any transaction contemplated hereby or thereby or (ii) which is reasonably likely to have a Material Adverse Effect;

                  (d) The Lessee and the Agent shall each have received an Officer's Certificate of the Lessor dated as of such Closing Date in the form attached hereto as EXHIBIT F or in such other form as is reasonably acceptable to Lessee and the Agent, stating that (i) each and every representation and warranty of the Lessor contained in the Operative Agreements to which it is a party is true and correct on and as of the Initial Closing Date; (ii) each Operative Agreement to which the Lessor is a party is in full force and effect with respect to it, and (iii) the Lessor has duly performed and complied with all covenants, agreements and conditions contained herein or in any Operative Agreement required to be performed or complied with by it on or prior to the Initial Closing Date;

                  (e) The Lessee and the Agent shall each have received (i) a certificate of the Secretary, an Assistant Secretary, Trust Officer or Vice President of the Trust Company in the form attached hereto as EXHIBIT G or in such other form as is reasonably acceptable to Lessee and the Agent, attaching and certifying as to (A) the signing resolutions, (B) its articles of incorporation or other equivalent charter documents, as the case may be, certified as of a recent date by an appropriate officer of the Trust Company, (C) its by-laws and (D) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Agreements to which it is a party and (ii) a good standing certificate from the state of incorporation of the Trust Company; and

                  (f) Counsel for the Lessor acceptable to the other parties hereto shall have issued to the Lessee, the Holders, the Lenders and the Agent an opinion in the form attached hereto as EXHIBIT H or in such other form as is reasonably acceptable to such parties.

         6.3. CONDITIONS TO THE AGENT'S OBLIGATIONS. The obligation of the Agent to consummate the transactions contemplated by this Agreement, including the obligation to execute and deliver each of the Operative Agreements to which it is a party as of the Initial Closing Date, is subject to (i) the accuracy and correctness on the Initial Closing Date of the representations and warranties of the other parties hereto contained herein, (ii) the accuracy and correctness on the Initial Closing Date of the representations and warranties of the other parties hereto contained in any other Operative Agreement or certificate delivered pursuant hereto or thereto, (iii) the performance by the other parties hereto of their respective agreements contained herein and in the other Operative Agreements, in each case to be performed by them on or prior to the Initial Closing Date, and (iv) the satisfaction, or waiver by the Agent, of all of the following conditions on or prior to the Initial Closing Date:

                  (a) Each of the Operative Agreements to be entered into as of the Initial Closing Date shall have been duly authorized, executed and delivered by the parties thereto, other than the Agent, and shall be in full force and effect, and no Default or Event of Default shall exist thereunder (both before and after giving effect to the transactions contemplated by the Operative Agreements), and the Agent shall have received a fully executed copy of each of the Operative Agreements (including the Notes). The Operative Agreements (or memoranda thereof), any supplements thereto and any financing statements and fixture filings in connection therewith required under the Uniform Commercial Code shall have been filed or shall be promptly filed, if necessary, in such manner as to enable the Lessor's counsel to render its opinion referred to in SECTION 6.2(F) hereof;

                  (b) The satisfaction of each of the conditions set forth in SECTIONS 6.1(B), (C), (E), (F) AND (H) and SECTIONS 6.2(D), (E) AND (F) hereof; and

                  (c) In the reasonable opinion of the Agent and its counsel, the transactions contemplated by the Operative Agreements do not and will not violate any material Legal Requirements and do not and will not subject the Agent to any materially adverse regulatory prohibitions or constraints.

         SECTION 7.  REPRESENTATIONS AND WARRANTIES ON THE INITIAL
CLOSING DATE.

         7.1. REPRESENTATIONS AND WARRANTIES OF THE INITIAL HOLDERS. Effective as of the Initial Closing Date, each Holder on such date represents and warrants to each of the other parties hereto that:

                  (a) It is a national banking association, or a corporation that is a commercial finance company, in each case duly organized, validly existing and in good standing under the laws of the United States or the country or state of its organization and has the power and authority to carry on its business as now conducted and to enter into and perform its obligations under each Operative Agreement to which it is or will be a party and each other agreement, instrument and document to be executed and delivered by it on or before each Closing Date in connection with or as contemplated by each such Operative Agreement to which it is or will be a party;

                  (b) The execution, delivery and performance of each Operative Agreement to which it is or will be a party have been duly authorized by all necessary action on its part and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i) requires or will require any approval of the stockholders of, or approval or consent of any trustee or holder of any indebtedness or obligations of, such Holder which have not been obtained and in full force and effect, (ii) violates or will violate any Legal Requirement applicable to or binding on it (except no representation or warranty is made as to any Legal Requirement to which it may be subject solely as a result of the activities of the Lessee) as of the date hereof, (iii) violates or will violate or result in any breach of or constitute any default under, or result in the creation of any Lien upon any Property or any of the Improvements (other than Liens created by the Operative Agreements) under its certificate of incorporation or other equivalent charter documents, or any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which it is a party or by which it or its properties is bound or affected or
         (iv) requires or will require any Governmental Action by any Governmental Authority (other than arising solely by reason of the business, condition or activities of the Lessee or any Affiliate thereof or the construction or use of the Properties or the Improvements);

                  (c) This Agreement and each other Operative Agreement to which it is or will be a party have been, or will be, duly executed and delivered by it and constitute, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against it in accordance with the terms thereof, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar laws affecting the enforceability of creditors' rights generally and to the effect of general principles of equity (whether considered in a proceeding at law or in equity);

                  (d) There is no action or proceeding pending or, to its knowledge, threatened against it before any Governmental Authority that questions the validity or enforceability of any Operative Agreement to which it is or will become a party or that, if adversely determined, would materially and adversely affect its ability to perform its obligations under the Operative Agreements to which it is a party;

                  (e) It has not assigned or transferred any of its right, title or interest in or under the Lease except in accordance with the Operative Agreements;

                  (f) No Default or Event of Default under the Operative Agreements attributable to it has occurred and is continuing;

                  (g) It is not a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or a "public utility" within the meaning of the Federal Power Act, as amended. It is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act or an "investment adviser" within the meaning of the Investment Advisers Act of 1940, as amended; and

                  (h) It is acquiring its interest in the Trust Estate for its own account for investment and not with a view to any distribution (as such term is used in Section 2(11) of the Securities Act) thereof, and if in the future it should decide to dispose of its interest in the Trust Estate, it understands that it may do so only in compliance with the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder and any applicable state securities laws. Neither it nor anyone authorized to act on its behalf has taken or will take any action which would subject, as a direct result of such action alone, the issuance or sale of any interest in any Property, the Trust Estate or the Lease to the registration requirements of Section 5 of the Securities Act. No representation or warranty contained in this
         SECTION 7.1(I) shall include or cover any action or inaction of the Lessee or any Affiliate thereof whether or not purportedly on behalf of the Holders, the Owner Trustee or any of their Affiliates.

         7.2. REPRESENTATIONS AND WARRANTIES OF THE OWNER TRUSTEE. Effective as of the Initial Closing Date, Trust Company in its individual capacity and as the Owner Trustee, as indicated, represents and warrants to each of the other parties hereto as follows, provided, that the representations in paragraphs (h),
(i), (j) and (k) below are made solely in its capacity as the Owner Trustee:

                  (a) It is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America and has the power and authority to enter into and perform its obligations under the Trust Agreement and (assuming due authorization, execution and delivery of the Trust Agreement by the Holders) has the corporate and trust power and authority to act as the Owner Trustee and to enter into and perform the obligations under each of the other Operative Agreements to which Trust Company or the Owner Trustee, as the case may be, is or will be a party and each other agreement, instrument and document to be executed and delivered by it on or before each Closing Date in connection with or as contemplated by each such Operative Agreement to which Trust Company or the Owner Trustee, as the case may be, is or will be a party;

                  (b) The execution, delivery and performance of each Operative Agreement to which it is or will be a party, either in its individual capacity or (assuming due authorization, execution and delivery of the Trust Agreement by the Holders) as the Owner Trustee, as the case may be, has been duly authorized by all necessary action on its part and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i) requires or will require any approval of its stockholders, or any approval or consent of any trustee or holders of any of its indebtedness or obligations, (ii) violates or will violate any current law, governmental rule or regulation relating to its banking or trust powers, (iii) violates or will violate or result in any breach of or constitute any default under, or result in the creation of any Lien upon any of its property under, (A) its charter or by-laws, or (B) any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected, which violation, breach, default or Lien under clause (B) would materially and adversely affect its ability, in its individual capacity or as Owner Trustee, to perform its obligations under the Operative Agreements to which it is a party or (iv) requires or will require any Governmental Action by any Governmental Authority regulating its banking or trust powers;

                  (c) The Trust Agreement and, assuming the Trust Agreement is the legal, valid and binding obligation of the Holders, each other Operative Agreement to which the Trust Company or the Owner Trustee, as the case may be, is or will be a party have been, or will be, duly executed and delivered by Trust Company or the Owner Trustee, as the case may be, and the Trust Agreement and each such other Operative Agreement to which Trust Company or the Owner Trustee, as the case may be, is a party constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against Trust Company or the Owner Trustee, as the case may be, in accordance with the terms thereof;

                  (d) There is no action or proceeding pending or, to its knowledge, threatened to which it is or will be a party, either in its individual capacity or as the Owner Trustee, before any Governmental Authority that, if adversely determined, would materially and adversely affect its ability, in its individual capacity or as Owner Trustee, to perform its obligations under the Operative Agreements to which it is a party or would question the validity or enforceability of any of the Operative Agreements to which it is or will become a party;

                  (e) It has not assigned or transferred any of its right, title or interest in or under the Lease or the Agency Agreement except in accordance with the Operative Agreements;

                  (f) No Default or Event of Default under the Operative Agreements attributable to it has occurred and is continuing;

                  (g) Neither the Owner Trustee nor any Person authorized by the Owner Trustee to act on its behalf has offered or sold any interest in the Trust Estate or the Notes, or in any similar security relating to a Property, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the aforementioned securities to, or solicited any offer to acquire any of the same from, any Person other than, in the case of the Notes, the Lenders, and neither the Owner Trustee nor any Person authorized by the Owner Trustee to act on its behalf will take any action which would subject, as a direct result of such action alone, the issuance or sale of any interest in the Trust Estate or the Notes to the provisions of Section 5 of the Securities Act, or require the qualification of any Operative Agreement under the Trust Indenture Act of 1939, as amended;

                  (h) The Owner Trustee's chief place of business, chief executive office and office where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Operative Agreement are kept are located at 79 South Main Street, Salt Lake City, Utah 84111;

                  (i) The Owner Trustee is not engaged principally in, and does not have as one of its important activities, the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System of the United States), and no part of the proceeds of the Loans or the Holder Fundings will be used by it to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulations T, U, or X of the Federal Reserve Board; and

                  (j) The Owner Trustee is not a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or a "public utility" within the meaning of the Federal Power Act, as amended. The Owner Trustee is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act or an "investment adviser" within the meaning of the Investment Advisers Act of 1940, as amended.

         7.3. REPRESENTATIONS AND WARRANTIES OF THE CONSTRUCTION AGENT AND THE LESSEE. Effective as of the Initial Closing Date, Construction Agent and the Lessee represent and warrant to each of the other parties hereto that:

                  (a) Each of the Construction Agent and the Lessee is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; each of their Subsidiaries is listed on Schedule 5 hereto and each is duly organized and validly existing under the laws of the jurisdiction of its organization; and each of the Construction Agent and the Lessee and each of their Subsidiaries is duly qualified to do business in each other jurisdiction where the nature of its business makes such qualification necessary, except where such failure to so qualify would not have a Material Adverse Effect. Each of the Construction Agent, the Lessee and each of their Subsidiaries has the power and authority to carry on its business as now conducted and to enter into and perform its obligations under each Operative Agreement to which it is or will be a party and each other agreement, instrument and document to be executed and delivered by it on or before each Closing Date in connection with or as contemplated by each such Operative Agreement to which it is or will be a party;

                  (b) The execution, delivery and performance by each of the Construction Agent, the Lessee and any of their Subsidiaries of this Agreement and the other Operative Agreements to which each is or will be a party have been duly authorized by all necessary corporate action on the part of each of the Construction Agent, the Lessee and each such Subsidiary (including any necessary shareholder action), have received all necessary governmental approval, and do not and will not (i) violate any Legal Requirement, decree, judgment or award which is applicable to or binding on the Construction Agent or the Lessee or any of their Subsidiaries, (ii) violate or conflict with, or result in a breach of, any provision of the Certificate of Incorporation, By-Laws or other organizational documents of either the Construction Agent or the Lessee or any of their Subsidiaries, or any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan, credit agreement or other agreement, instrument or document to which either the Construction Agent or the Lessee or any of their Subsidiaries is a party or which is binding on either the Construction Agent or the Lessee or any of their Subsidiaries or any of their respective properties, or (iii) result in, or require, the creation or imposition of any Lien

         (other than pursuant to the terms of the Operative Agreements) on any asset of either of the Construction Agent or the Lessee or any of their Subsidiaries;

                  (c) Each of this Agreement and each other Operative Agreement to which the Construction Agent, the Lessee or any of their Subsidiaries is or will be a party has been, or will be, duly executed and delivered by it and constitutes, or upon execution and delivery will constitute, the legal, valid or binding obligation of the Construction Agent, the Lessee or such Subsidiary, as the case may be, enforceable against it in accordance with the terms thereof, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar laws affecting the enforceability of creditors' rights generally and to the effect of general principles of equity (whether considered in a proceeding at law or in equity). The Construction Agent, the Lessee and each of their Subsidiaries have each executed the various Operative Agreements required to be executed as of the Initial Closing Date;

                  (d) There are no actions, suits or proceedings (including, without limitation, any derivative action) pending or, to the knowledge of either the Construction Agent or the Lessee, threatened with respect to the Construction Agent or Lessee or any of their Subsidiaries which, if adversely decided, are reasonably likely to result, either individually or collectively, in a Material Adverse Effect. None of the Construction Agent, the Lessee nor any of their Subsidiaries has any material contingent liabilities not provided for or disclosed in the financial statements referred to in SECTION 7.3(F), which are required in accordance with GAAP to be reported in such financial statements;

                  (e) No Governmental Action by any Governmental Authority or authorization, registration, consent, approval, waiver, notice or other action by, to or of any other Person is required to authorize or is required in connection with (i) the execution, delivery or performance of any Operative Agreement or (ii) the legality, validity, binding effect or enforceability of any Operative Agreement, in each case, except those which have been obtained and are in full force and effect;

                  (f) (i) The audited consolidated financial statements of each of the Construction Agent and the Lessee as at December 31, 1997, copies of which have been furnished to the Agent and the Owner Trustee, were prepared in accordance with GAAP and fairly present the financial condition of each of the Construction Agent and the Lessee and their Subsidiaries on a consolidated basis as of such date and their consolidated results of operations for the fiscal year then ended and
         (ii) the unaudited consolidated financial statements as at September 30, 1998, copies of which have been furnished to the Agent and the Owner Trustee, were prepared in accordance with GAAP (subject to normal year-end adjustments) and fairly present the financial condition of the Construction Agent and the Lessee and their Subsidiaries on a consolidated basis as of such date and their consolidated results of operations for the fiscal year then ended and such two-quarter period, respectively;

                  (g) Since the date of the audited financial statements described in SECTION 7.3(F)(I), there has been no event or occurrence which has had or is reasonably likely to have a Material Adverse Effect;

                  (h) Neither the Construction Agent nor the Lessee knows of any proposed material tax assessments against it or any of its Subsidiaries. No extension of time for assessment or payment of any material federal, state or local tax by either the Construction Agent or the Lessee or any of their Subsidiaries is in effect;

                  (i)      ERISA.

                           (A) None of the employee benefit plans maintained at
                  any time by the Construction Agent or the Lessee or any of their Subsidiaries or the trusts created thereunder has engaged in a prohibited transaction which could subject any such employee benefit plan or trust to a material tax or penalty on prohibited transactions imposed under Code Section 4975 or ERISA;

                           (B) None of the employee benefit plans maintained at
                  any time by the Construction Agent or the Lessee or any of their Subsidiaries which are employee pension benefit plans and which are subject to Title IV of ERISA or the trusts created thereunder has been terminated nor has any such employee benefit plan of the Construction Agent or Lessee or any of their Subsidiaries incurred any liability to the PBGC, other than for required insurance premiums which have been paid; neither the Construction Agent nor the Lessee or any of their Subsidiaries has withdrawn from or caused a partial withdrawal to occur with respect to any Multi-employer Plan; the Construction Agent, the Lessee and their Subsidiaries have made or provided for all contributions to all such employee pension benefit plans which they maintain and which are required as of the end of the most recent fiscal year under each such plan; neither the Construction Agent nor the Lessee or any of their Subsidiaries has incurred any accumulated funding deficiency with respect to any such plan, whether or not waived; nor has there been any reportable event, or other event or condition, which presents a material risk of termination of any such employee benefit plan by the PBGC;

                           (C) The present value of all vested accrued benefits
                  under the employee pension benefit plans which are subject to Title IV of ERISA, maintained by the Construction Agent, the Lessee or any of their Subsidiaries, did not, as of the most recent valuation date for each such plan, exceed the then current value of the assets of such employee benefit plans allocable to such benefits;

                           (D) The consummation of the transactions contemplated
                  by the Operative Agreements will not involve any prohibited transaction under ERISA;

                           (E) To the best of the Construction Agent's and the
                  Lessee's knowledge, each employee pension benefit plan subject to Title IV of ERISA, maintained by the Construction Agent, the Lessee, or any of their Subsidiaries, has been administered in accordance with its terms and is in compliance in all material respects with all applicable requirements of ERISA and other applicable laws, regulations and rules;

                           (F) There has been no withdrawal liability incurred
                  with respect to any Multi-employer Plan to which the Construction Agent, the Lessee or any of their Subsidiaries is or was a contributor;

                           (G) As used in this Agreement, the terms "employee
                  benefit plan," "employee pension benefit plan," "accumulated funding deficiency," "reportable event," and "accrued benefits" shall have the respective meanings assigned to them in ERISA, and the term "prohibited transaction" shall have the meaning assigned to it in Code Section 4975 and ERISA;

                           (H) Neither the Construction Agent nor the Lessee or
                  any of their Subsidiaries has any liability, contingent or otherwise, under any plan or program or the equivalent for unfunded post-retirement benefits, including pension, medical and death benefits, which liability would have a Material Adverse Effect;

                  (j) Upon the execution and delivery of each Lease Supplement to the Lease, (i) the Lessee will have unconditionally accepted the Property subject to the Lease Supplement and will have a valid and subsisting leasehold interest in the Property, subject only to the Permitted Exceptions, and (ii) no offset will exist with respect to any Rent or other sums payable under the Lease;

                  (k) Neither the Construction Agent nor the Lessee or any of their Subsidiaries has filed a voluntary petition in bankruptcy or been adjudicated bankrupt or insolvent, or filed any petition or answer seeking any reorganization, liquidation, receivership, dissolution or similar relief under any bankruptcy, receivership, insolvency, or other law relating to relief for debtors, or sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator or liquidator of all or any part of its properties or its interest in any Property. No court of competent jurisdiction has entered an order, judgment, or decree approving a petition filed against the Construction Agent, the Lessee or any of their Subsidiaries seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any federal or state bankruptcy, receivership, insolvency or other law relating to relief for debtors, and no other liquidator has been appointed for the Construction Agent, the Lessee or any of their Subsidiaries or all or any part of its properties or its interest in any Property, and no such action is pending. Neither the Construction Agent nor the Lessee or any of their Subsidiaries has given notice to any Governmental Authority or any Person of insolvency or pending insolvency, or suspension or pending suspension of operations;

                  (l) Each of the Construction Agent, the Lessee and their Subsidiaries owns marketable title to, or a subsisting leasehold interest in, all of its Properties free and clear of all Liens, except Permitted Liens;

                  (m) Neither the Construction Agent, the Lessee nor any of their Subsidiaries is (a) an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act or an "investment adviser" within the meaning of the Investment Advisers Act of 1940, as amended, or (b) a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", or a "public utility", within the meaning of the Public Utility Holding Company Act of 1935, as amended, or a "public utility" within the meaning of the Federal Power Act, as amended;

                  (n) Neither the Construction Agent, the Lessee nor any of their Subsidiaries is engaged principally in, or has as one of its important activities, the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U of the Federal Reserve Board), and no part of the proceeds of the Loans or the Holder Fundings will be used for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock or maintaining or extending credit to others for such purpose, or for any purpose that violates, or is inconsistent with Regulations T, U, or X of the Federal Reserve Board;

                  (o) Each of the Construction Agent, the Lessee and their Subsidiaries has filed all material tax returns and reports required by Law to have been filed by it and has paid all Taxes and governmental charges thereby shown to be owing, except any such Taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves shall in accordance with GAAP have been set aside on its books;

                  (p) To the best of the knowledge of each of the Construction Agent and the Lessee, after inquiry it has deemed appropriate, each of the Construction Agent, the Lessee and their Subsidiaries is in material compliance with all Environmental Laws and Occupational Safety and Health Laws where failure to comply could have a Material Adverse Effect. None of the Construction Agent, the Lessee nor any of their Subsidiaries has received notice of any claims that any of them is not in compliance in all material respects with any Environmental Law where failure to comply could have a Material Adverse Effect;

                  (q) Each of the Construction Agent, the Lessee and their Subsidiaries is in compliance with all statutes, judicial and administrative orders, permits and governmental rules and regulations which are material to its business or the non-compliance with which could result in Material Adverse Result;

                  (r) All information heretofore or contemporaneously herewith furnished by either the Construction Agent or the Lessee or any of their Subsidiaries to the Agent, the

         Owner Trustee, any Lender or any Holder for purposes of or in connection with this Agreement and the transactions contemplated hereby is, and all information hereafter prepared and furnished by the Construction Agent, the Lessee or any of their Subsidiaries to the Agent, the Owner Trustee, any Lender or any Holder pursuant hereto or in connection herewith will be, true and accurate in every material respect on the date as of which such information is dated or certified, and such information, taken as a whole, does not and will not omit to state any material fact necessary to make such information, taken as a whole, not misleading;

                  (s) WETLANDS. Except as listed on Schedule 7.3(s) there are no wetlands, tidelands or swamp or overflow lands on any Property;

                  (t) ON-SITE AND OFF-SITE CONDITIONS. Except as listed on
         Schedule 7.3(t), there is no condition arising from or affecting any Property or arising from or affecting any lands nearby or adjacent to any Property that is having or is reasonably likely to have a significant adverse effect upon human health or the environment at such Property or upon the use or value of such Property; and

                  (u) CONDEMNATION. The Lessee and the Construction Agent have done the proper due diligence to determine, and have determined, that there is no reasonable likelihood that any Property will be condemned, taken by eminent domain or otherwise taken by any Governmental Authority.

         7.4. REPRESENTATIONS AND WARRANTIES OF THE AGENT. Effective as of the Initial Closing Date, the Agent represents and warrants to each of the other parties hereto that:

                  (a) It is a national banking association duly organized and validly existing under the laws of the United States of America and has the full power and authority to enter into and perform its obligations under this Agreement and each other Operative Agreement to which it is or will be a party;

                  (b) The execution, delivery and performance by the Agent of this Agreement and each other Operative Agreement to which it is or will be a party are not, and will not be, inconsistent with the articles of incorporation or by-laws or other charter documents of the Agent, do not and will not contravene any applicable Law of the State of Florida or of the United States of America governing its activities and will not contravene any provision of, or constitute a default under any indenture, mortgage, contract or other instrument to which it is a party or by which it or its properties are bound, or require any consent or approval of any Governmental Authority under any applicable law, rule or regulation of the State of Florida or any federal law, rule or regulation of the United States of America governing its activities; and

                  (c) Each of this Agreement and each other Operative Agreement to which it is a party has been, or when executed and delivered will be, duly authorized by all necessary corporate action on the part of the Agent and has been, or on such Closing Date will be, duly executed and delivered by the Agent and, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto, will constitute a legal, valid and binding obligation enforceable against the Agent in accordance with the terms thereof.

         SECTION 8.  REPRESENTATIONS AND WARRANTIES ON FUNDING DATES.

         8.1. REPRESENTATIONS AND WARRANTIES ON PROPERTY CLOSING DATES. The Construction Agent and the Lessee hereby represent and warrant as of each Property Closing Date as follows:

                  (a) The representations and warranties of the Construction Agent and the Lessee set forth in the Operative Agreements (including without limitation the representations and warranty set forth in
         SECTION 7 of this Agreement) are true and correct in all material respects on and as of such Property Closing Date as if made on and as of such date. The Construction Agent, the Lessee and their Subsidiaries are in all material respects in compliance with their respective obligations under the Operative Agreements and there exists no Default or Event of Default under any of the Operative Agreements. No Default or Event of Default will occur under any of the Operative Agreements as a result of, or after giving effect to, the Funding requested by the Requisition on such Property Closing Date;

                  (b) The Properties to be acquired are being acquired at a price that is not in excess of fair market value and such Properties consist of (i) unimproved Land, or (ii) Land and existing Improvements thereon which Improvements are either suitable for occupancy at the time of acquisition or will be renovated or modified in accordance with the terms of this Agreement, or (iii) Equipment. Each of the Properties is located at the site set forth on the applicable Requisition, which is in one of the Approved States;

                  (c) Upon the acquisition of each Property on such Property Closing Date, and at all times thereafter, the Lessor will have marketable title to such Property, subject only to Permitted Exceptions;

                  (d) The execution and delivery of each Operative Agreement delivered by the Construction Agent, the Lessee or any of their subsidiaries on such Property Closing Date and the performance of the obligations of the Construction Agent, the Lessee and each of their subsidiaries under each Operative Agreement have been duly authorized by all requisite corporate action of the Construction Agent or the Lessee, as applicable;

                  (e) Each Operative Agreement delivered on such Property Closing Date by the Construction Agent, the Lessee or any of their subsidiaries has been duly executed and delivered by the Construction Agent, the Lessee or such subsidiary;

                  (f) Each Operative Agreement delivered by the Construction Agent, the Lessee or any of their Subsidiaries on such Property Closing Date is a legal, valid and binding obligation of the Construction Agent, the Lessee or such Subsidiary, as applicable, enforceable against the Construction Agent, the Lessee or such Subsidiary, as applicable, in accordance with its respective terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar laws affecting the enforceability of creditors' rights generally and to the effect of general principles of equity (whether considered in a proceeding at law or in equity);

                  (g) Upon filing of each of the UCC Financing Statements (with respect to the Property being acquired) in the filing offices designated by the Construction Agent or the Lessee, such UCC Financing Statements will have been filed with the appropriate Governmental Authorities in order to perfect a security interest in the Property described therein (to the extent perfection can be obtained by filing under the UCC);

                  (h) Upon filing in the filing offices designated by the Construction Agent or the Lessee, the Lender Financing Statements, together with an assignment to the Agent of the filed Lessor Financing Statements, will perfect a valid first priority security interest in all Equipment and other collateral described therein in which a security interest or mortgage can be perfected by filing under the UCC, subject only to Permitted Exceptions, and upon filing, the Lessor Financing Statements will protect Lessor's interest under the Lease to the extent the Lease is a security agreement and mortgage;

                  (i) No portion of any Property being acquired by the Lessor on such Property Closing Date is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, or if any such Property is located in an area identified as a special flood hazard area by any such agency, then flood insurance has been obtained for such Property in accordance with
         SECTION 14.2(B) of the Lease and in accordance with the National Flood Insurance Act of 1968, as amended;

                  (j) The Construction Agent has obtained insurance coverage for each Property being acquired by the Lessor on such Property Closing Date which meets the requirements of ARTICLE XIV of the Lease and all of such coverage is in full force and effect;

                  (k) Each Property being acquired by the Lessor on such Property Closing Date complies with all Legal Requirements (including, without limitation, all zoning and land use laws and Environmental
         Laws), except to the extent that failure to comply therewith would not, individually or in the aggregate, have a Material Adverse Effect; and

                  (l) All utility services and facilities necessary for the construction of the Improvements existing on, or to be constructed after, such Property Closing Date (including, without limitation, gas, electrical, water and sewage services and facilities) are available at the boundaries of the real property upon which such Improvements exist or will be constructed on each such Property prior to the Completion Date for such Property.

         8.2. REPRESENTATIONS AND WARRANTIES UPON INITIAL CONSTRUCTION FUNDINGS. The Construction Agent and the Lessee hereby represent and warrant as of each date on which an Initial Construction Funding is made as follows:

                  (a) The representations and warranties of the Construction Agent and the Lessee set forth in the Operative Agreements (including without limitation the representations and warranties set forth in SECTIONS 7 AND 8.1) are true and correct in all material respects on and as of the date of such Initial Construction Funding as if made on and as of such date. The Construction Agent and the Lessee are in all material respects in compliance with their respective obligations under the Operative Agreements and there does not exist any Default or Event of Default under any of the Operative Agreements. No Default or Event of Default will occur under any of the Operative Agreements as a result of, or after giving effect to, the Funding requested by the Requisition on such date;

                  (b) The Lessor has marketable title to each Property, subject only to Permitted Exceptions;

                  (c) Upon filing in the filing offices designated by the Construction Agent or the Lessee, the Lender Financing Statements, together with an assignment of the filed Lessor Financing Statements, will perfect a valid first priority security interest in all the Properties and other collateral described therein in which a security interest can be perfected by filing under the UCC, subject only to Permitted Liens;

                  (d) All consents, licenses, permits, authorizations, assignments and building permits required as of the date on which such Funding is made by all Legal Requirements or pursuant to the terms of any contract, indenture, instrument or agreement for construction, completion, occupancy, operation, leasing or subleasing of each Property with respect to which a Funding is being made have been obtained and are in full force and effect, except to the extent that the failure to so obtain would not, individually or in the aggregate, have a Material Adverse Effect;

                  (e) The Construction Agent has obtained insurance coverage covering the Property which is the subject of such Funding which coverage meets the requirements of SECTION 2.6 of the Agency Agreement before commencing construction, repairs or modifications, as the case may be, and such coverage is in full force and effect;

                  (f) The Improvements which are the subject of the Funding, as improved in accordance with the Plans and Specifications, will comply as of the applicable Completion Date with all applicable Legal Requirements and Insurance Requirements (including, without limitation, all zoning and land use laws and Environmental Laws), except to the extent the failure to comply therewith would not, individually or in the aggregate, have a Material Adverse Effect. The Plans and Specifications have been or will be prepared in accordance with all applicable Legal Requirements (including, without limitation, all applicable Environmental Laws and building, planning, zoning and fire codes), except to the extent the failure to comply therewith would not, individually or in the aggregate, have a Material Adverse Effect, and upon completion of such Improvements in accordance with the Plans and Specifications, such Improvements will not encroach in any manner onto any adjoining land (except as permitted by express written easements) and such Improvements and the use thereof by the Lessee and its agents, assignees, employees, invitees, lessees, licensees and tenants will comply as of the applicable Completion Date in all respects with all applicable Legal Requirements (including, without limitation, all applicable Environmental Laws and building, planning, zoning and fire codes), except to the extent the failure to comply therewith would not, individually or in the aggregate, have a Material Adverse Effect. Upon completion of such Improvements in accordance with the Plans and Specifications, (i) there will be no material defects to such Improvements including, without limitation, the plumbing, heating, air conditioning and electrical systems thereof and (ii) all water, sewer, electric, gas, telephone and drainage facilities and all other utilities required to adequately service such Improvements for their intended use will be available pursuant to adequate permits (including any that may be required under applicable Environmental Laws), except to the extent that failure to obtain any such permit would not, individually or in the aggregate, have a Material Adverse Effect. There is no action, suit or proceeding (including any proceeding in condemnation or eminent domain or under any Environmental Law) pending or, to the best knowledge of the Lessee or the Construction Agent, threatened which adversely affects the title to, or the use, operation or value of, such Properties. No fire or other casualty with respect to such Properties has occurred which (y) has had a Material Adverse Effect or (2) is not fully covered by insurance. All utilities serving the related Properties, or proposed to serve the related Properties in accordance with the Plans and Specifications, are located in (or will be located in) and vehicular access to such Improvements is provided by (or will be provided by), either public rights-of-way abutting the related Property or Appurtenant Rights. All licenses, approvals, authorizations, consents, permits (including, without limitation, building, demolition and environmental permits, licenses, approvals, authorizations and consents), easements and rights-of-way, including proof of dedication, required for (i) the use, treatment, storage, transport, disposal or disposition of any Hazardous Substance on, at, under or from the real property underlying such Improvements during the construction of such Improvements and the use and operation of such Improvements following such construction, (ii) the construction of such Improvements in accordance with the Plans and Specifications and the Agency Agreement and (iii) the use and operation of such Improvements following such construction with the applicable Equipment which such Improvements support for the purposes for which they were intended have either been obtained from the appropriate Governmental Authorities or from private parties, as the case may be, or will be obtained from the appropriate Governmental Authorities or from private parties, as the case may be, prior to commencing any such construction or use and operation, as applicable; and

                  (g) All conditions precedent contained in this Agreement and in the other Operative Agreements relating to the Initial Construction Funding have been substantially satisfied.

         8.3. REPRESENTATIONS AND WARRANTIES UPON THE DATE OF EACH CONSTRUCTION FUNDING THAT IS NOT AN INITIAL CONSTRUCTION FUNDING. The Construction Agent and the Lessee hereby represent and warrant as of each date on which a Construction Funding is made, when such advance is not an Initial Construction Funding, as follows:

                  (a) The representations and warranties of the Construction Agent and the Lessee set forth in the Operative Agreements (including the representations and warranties set forth in SECTIONS 7, 8.1 AND 8.2) are true and correct in all material respects on and as of the date of such Construction Funding as if made on and as of such date. The Construction Agent and the Lessee are in all material respects in compliance with their respective obligations under the Operative Agreements and there does not exist any Default or Event of Default under any of the Operative Agreements. No Default or Event of Default will occur under any of the Operative Agreements as a result of, or after giving effect to, the Funding requested by the Requisition on such date;

                  (b) Construction of the Improvements to date has been performed in a good and workmanlike manner, substantially in accordance with the Plans and Specifications and in compliance with all Insurance Requirements and Legal Requirements, except to the extent noncompliance with any Legal Requirements would not, individually or in the aggregate, have a Material Adverse Effect;

                  (c) All consents, licenses, permits, authorizations, assignments and building permits required as of the date on which such Funding is made by all Legal Requirements or pursuant to the terms of any contract, indenture, instrument or agreement for construction, completion, occupancy, operation, leasing or subleasing of each Property have been obtained and are in full force and effect;

                  (d) When completed, the Improvements shall be wholly within any building restriction lines (unless consented to by applicable Government Authorities), however established; and

                  (e) The Funding is secured by the Lien of the Security Agreement, and there have been no Liens against the applicable Improvements other than Permitted Liens.

         SECTION 9.  PAYMENT OF CERTAIN EXPENSES.

         9.1.     TRANSACTION EXPENSES.

                  (a) Lessor agrees on the Initial Closing Date, to pay, or cause to be paid, all reasonable fees, expenses and disbursements of the various outside legal counsels for the Lessor and the Agent in connection with the transactions contemplated by the Operative Agreements and incurred in connection with the Initial Closing Date, including all Transaction Expenses (arising in connection with the Initial Closing Date), and all other reasonable fees, expenses and disbursements in connection with the Initial Closing Date, and including, without limitation, all fees, taxes and expenses for the recording, registration and filing of documents; PROVIDED, HOWEVER, that the Lessor shall pay such amounts described in this SECTION 9.1(A) only if (i) such amounts are properly described in a Requisition delivered on or before such date (or, in the absence of such a Requisition, if requested by the Agent, subject to SECTION 5.2(C)), and
         (ii) funds are made available by the Lenders and the Holders in connection with such Requisition in an amount sufficient to allow such payment. On the Initial Closing Date, after delivery and receipt of the Requisition referenced in SECTION 4.2(A) hereof and satisfaction of the other conditions precedent for such date, the Holders shall make Holder Fundings and the Lenders shall make Loans to the Lessor to pay for the Transaction Expenses, fees, expenses and other disbursements referenced in this SECTION 9.1(A).

                  (b) Lessor agrees on each Property Closing Date, on the date of any Construction Funding and on the Completion Date to pay, or cause to be paid, all reasonable fees, expenses and disbursements of the various legal counsels for the Lessor and the Agent in connection with the transactions contemplated by the Operative Agreements and billed in connection with such Property Closing Date, the date of such Funding, or such Completion Date, including all Transaction Expenses (arising with respect to the Initial Closing Date, such Property Closing Date, the date of such Funding or such Completion Date), all fees, expenses and disbursements incurred with respect to the various items referenced in SECTIONS 5.3, 5.4, 5.5 OR 5.6 (including without limitation the cost of any Appraisals or environmental site assessments, any developer's fees, any premiums for title insurance policies and charges for any updates to such policies) and all other reasonable fees, expenses and disbursements in connection with such Property Closing Date, the date of such Funding or such Completion Date including, without limitation, all expenses relating to and all fees (including brokers' fees), taxes (including any and all stamp, transfer or similar taxes) and expenses for the recording, registration and filing of documents; PROVIDED, HOWEVER, the Lessor shall pay such amounts described in this SECTION 9.1(B) only if (i) such amounts are properly described in a Requisition delivered on the applicable date (or, in the absence of such a Requisition, if requested by the Agent, subject to SECTION 5.2(C)), and
         (ii) funds are made available by the Lenders and the Holders in connection with such Requisition in an amount sufficient to allow such payment. On each Property Closing Date, on the date of any Construction Funding or any Completion Date, after delivery of the applicable Requisition and satisfaction of the other conditions precedent for such date, the Holders shall make a Holder Funding and the Lenders shall make Loans to the Lessor to pay for the Transaction Expenses, fees, expenses and other disbursements referenced in this SECTION 9.1(B).

         9.2. CERTAIN FEES AND EXPENSES. Lessee agrees to pay or cause to be paid (i) all reasonable costs and expenses (including reasonable counsel fees and expenses) incurred by the Construction Agent, the Lessee, the Agent, the Lenders, the Holders or the Lessor in entering into any future amendments or supplements requested by the Lessee with respect to any of the Operative Agreements, whether or not such amendments or supplements are ultimately entered into, or giving or withholding of waivers of consents hereto or thereto which have been requested by the Lessee, or any purchase of any Property by the Lessee pursuant to ARTICLE XX of the Lease, (ii) all reasonable costs and expenses (including reasonable counsel fees and expenses) incurred by the Lessor, the Construction Agent, the Lessee, the Holders, the Lenders or the Agent in connection with the enforcement of any Operative Agreement or any exercise of remedies under any Operative Agreement, and (iii) (following the Completion Date for the initial Property), the initial and annual Owner Trustee's fee and all reasonable expenses of the Owner Trustee and any necessary co-trustees (including reasonable outside counsel fees and expenses) or any successor owner trustee, for acting as owner trustee under the Trust Agreement. From the date of this Agreement through the Completion Date for the initial Property, the Owner Trustee shall cause to be paid the initial and annual Owner Trustee's fee and all reasonable expenses of the Owner Trustee and any necessary co-trustees (including reasonable outside counsel fees and expenses) or any successor owner trustee, (a) to the extent, but only to the extent, amounts are available therefor under the Available Commitments and Available Holder Commitments and (b) unless each Lender and each Holder has declined in writing to fund such amount. Notwithstanding any other provision in any other Operative Agreement to the contrary, all amounts so advanced shall be deemed added to the Property Cost of all the Properties (ratably with respect to each Property, based on the ratio of the Property Cost for such Property individually to the aggregate Property Cost of all Properties at such time).

         9.3. UNUSED FEE AND HOLDER UNUSED FEE. From the date hereof through the Construction Period Termination Date, the Owner Trustee shall pay (a) to the Agent, for the pro rata benefit of the Lenders of each Category of Loans based on the Commitment Percentage of each such Lender during the period for which payment is made, the Unused Fee; and (b) to the Lessor, for the pro rata benefit of the Holders based on the Holder Commitment of each such Holder during the period for which payment is made, the Holder Unused Fee; PROVIDED that such amounts under clauses (a) and (b) shall be paid by the Owner Trustee (i) to the extent, but only to the extent, amounts are available therefor under the Available Commitments and Available Holder Commitments and (ii) unless each Lender and each Holder has declined in writing to fund such amount. Notwithstanding any other provision in any other Operative Agreement to the contrary, all amounts so advanced shall be deemed added to the Property Cost of all the Properties (ratably with respect to each Property, based on the ratio of the Property Cost for such Property individually to the aggregate Property Cost of all Properties at such time). Such payments of fees provided for in this
SECTION 9.3 shall be due in arrears on each Unused Fee Payment Date. Notwithstanding the foregoing, so long as any Lender or Holder fails (in violation of the Operative Agreements) to make available any portion of its Commitment or Holder Commitment when requested, such Person shall not be entitled to receive payment of its pro rata share of its Unused Fee or Holder Unused Fee (as the case may be) until such Person shall make available such portion. Each such fee shall be calculated on the basis of a year of 360 days for the actual number of days elapsed. If all or a portion of any Unused Fee or Holder Unused Fee shall not be paid when due, such overdue amount shall bear interest, payable by the Lessee on demand, at a rate per annum equal to the Base Rate plus 2%, from the date of such non-payment until such amount is paid in full (as well after as before judgment).

         SECTION 10.  OTHER COVENANTS AND AGREEMENTS.

         10.1. COOPERATION WITH THE CONSTRUCTION AGENT OR THE LESSEE. The Holders, the Owner Trustee (at the direction of the Holders) and the Agent shall, to the extent reasonably requested by the Construction Agent or Lessee (but without assuming additional liabilities on account thereof), at the Construction Agent's or the Lessee's expense, cooperate with the Construction Agent or the Lessee in connection with its covenants contained herein including, without limitation, at any time and from time to time, upon the request of the Construction Agent or the Lessee, promptly and duly executing and delivering any and all such further instruments, documents and financing statements (and continuation statements related thereto) as the Construction Agent or the Lessee may reasonably request in order to perform such covenants.

         10.2. COVENANTS OF THE OWNER TRUSTEE AND THE HOLDERS. Each of the Owner Trustee and the Holders hereby agree that so long as this Agreement is in effect:

                  (a) None of the Holders and the Owner Trustee (both in its trust capacity and in its individual capacity) will create or permit to exist at any time, and each of the Holders and the Owner Trustee will, at its own cost and expense, promptly take such action (and notify Lessee of such action) as may be necessary duly to discharge, or to cause to be discharged, all Lessor Liens attributable to it on the Properties; PROVIDED, HOWEVER, that the Holders and the Owner Trustee shall not be required to discharge any such Lessor Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as (a) such proceedings shall not involve any material danger of impairment of the Liens of the Security Documents or of the sale, forfeiture or loss of, any Property or title thereto or any interest therein or the payment of Rent, and (b) such proceedings shall not materially interfere with the disposition of any Property or title thereto or interest therein or the payment of Rent;

                  (b) Without prejudice to any right of the Owner Trustee under the Trust Agreement to resign (subject to requirement set forth in the Trust Agreement that such resignation shall not be effective until a successor shall have agreed to accept such appointment), or the Holders' rights under the Trust Agreement to remove the institution acting as Owner Trustee (after consent to such removal by the Agent as provided in the Trust Agreement), each of the Holders and the Owner Trustee hereby agrees with the Lessee and the Agent (i) not to terminate or revoke the trust created by the Trust Agreement except as permitted by ARTICLE VIII of the Trust Agreement, (ii) not to amend, supplement, terminate or revoke or otherwise modify any provision of the Trust Agreement in such a manner as to adversely affect the rights of the Lessee or the Agent without the prior written consent of such party and (iii) to comply with all of the terms of the Trust Agreement, the nonperformance of which would adversely affect any such party;

                  (c) The Owner Trustee or any successor may resign or be removed by the Holders as Owner Trustee, a successor Owner Trustee may be appointed and a corporation may become the Owner Trustee under the Trust Agreement, only in accordance with the provisions of ARTICLE IX of the Trust Agreement and, with respect to such appointment, with the consent of the Lessee, which consent shall not be unreasonably withheld, conditioned or delayed;

                  (d) The Owner Trustee, in its capacity as Owner Trustee under the Trust Agreement, and not in its individual capacity, shall not contract for, create, incur or assume any indebtedness, or enter into any business or other activity, other than pursuant to or under the Operative Agreements;

                  (e) The Holders will not instruct the Owner Trustee to take any action in violation of the terms of any Operative Agreement;

                  (f) Neither any Holder nor the Owner Trustee shall (i) commence any case, proceeding or other action with respect to the Owner Trustee under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, arrangement, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seek appointment of a receiver, trustee, custodian or other similar official with respect to the Owner Trustee or for all or any substantial benefit of the creditors of the Owner Trustee; and neither any Holder nor the Owner Trustee shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this paragraph;

                  (g) The Owner Trustee shall give prompt notice to the Lessee and the Agent if the Owner Trustee's chief place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to a Property are kept, shall cease to be located at 79 South Main Street, Salt Lake City, Utah 84111, or if it shall change its name;

                  (h) Provided that no Lease Event of Default has occurred and is continuing, neither the Owner Trustee nor any Holder shall, without the prior written consent of the Lessee, consent to or permit any amendment, supplement or other modification of the terms and provisions of the Credit Agreement or the Notes or (to the extent such amendment, supplement or modification would have an adverse effect on the rights or obligations of the Lessee under the Lease) any other Operative Agreement;

                  (i) Neither the Owner Trustee nor any Holder shall consent to or permit any amendment, supplement or other modification of the terms and provisions of any Operative Agreement, in each case without the prior written consent of the Agent except as described in SECTION 10.5 of this Agreement;

                  (j) The Owner Trustee (i) shall take such actions and shall refrain from taking such actions with respect to the Operative Agreements or the Properties and shall grant such approvals and otherwise act or refrain from acting with respect to the Operative Agreements or the Properties in each case as directed in writing by the Agent or, to the extent required by SECTION 10.5 hereof, the Lessee, notwithstanding any contrary instruction or absence of instruction by any Holder or Holders; and (ii) shall not take any action, grant any approvals or otherwise act under or with respect to the Operative Agreements or any matters relating to the Properties without first obtaining the prior written consent of the Agent (and without regard to any contrary instruction or absence of instruction by any Holder); PROVIDED, HOWEVER, that notwithstanding the foregoing provisions of this subparagraph (j) the Owner Trustee, the Agent and the Holders each acknowledge, covenant and agree that, with respect to all matters under the Operative Agreements that require the consent or concurrence of all of the Lenders pursuant to the terms of SECTION 9.1 of the Credit Agreement (the "Unanimous Vote Matters"), neither the Owner Trustee nor the Agent shall act or refrain from acting with respect to any Unanimous Vote Matter until such party has received the approval of each Lender and each Holder with respect thereto;

                  (k) Except as otherwise contemplated by the Operative Agreements, neither the Owner Trustee nor any Holder shall use the proceeds of any Loan or Holder Funding for any purpose other than the payment of Transaction Expenses and the fees, expenses and other disbursements referenced in SECTIONS 9.1(A) and (B) of this Agreement, the purchase or lease of Properties, the acquisition of Equipment, the construction of Improvements and the payment of interest regarding the Loans and the payment of the Holder Yield regarding the Holder Fundings, in each case accrued under the Credit Agreement or Trust Agreement, as the case may be, during the period prior to the Completion Date with respect to a particular Property; and

                  (l) during the period prior to the Completion Date for the initial Property, the Lessee shall cause the Lessor to pay (when and as due) any fees pursuant to the Fee Letter (a) to the extent, but only to the extent, amounts are available therefor under the Available Commitments and Available Holder Commitments and (b) unless each Lender and each Holder has declined in writing to fund such amount; and

                  (m) following the Completion Date for the initial Property, the Lessee shall pay (when and as due) any fees pursuant to the Fee Letter.

         10.3. LESSEE COVENANTS, CONSENT AND ACKNOWLEDGMENT; CONSTRUCTION AGENT COVENANTS.

                  (a) Lessee acknowledges and agrees that the Owner Trustee, pursuant to the terms and conditions of the Security Agreement and the Mortgage Instruments, shall create Liens respecting the various personal property, fixtures and real property described therein in favor of the Agent. Lessee hereby irrevocably consents to the creation, perfection and maintenance of such Liens.

                  (b) Lessor hereby instructs Lessee, and Lessee hereby acknowledges and agrees, that until such time as the Loans are paid in full and the Liens evidenced by the Security Agreement and the Mortgage Instruments have been released, (i) any and all Rent and any and all other amounts of any kind or type under any of the Operative Agreements due and owing or payable to the Lessor or the Owner Trustee shall instead be paid directly to the Agent or as the Agent may direct from time to time and (ii) Lessee shall cause all notices, certificates, financial statements, communications and other information which is delivered, or is required to be delivered, to the Lessor, the Owner Trustee or any Holder also to be delivered at the same time to the Agent.

                  (c) Lessee shall not consent to or permit any amendment, supplement or other modification of the terms or provisions of any Operative Agreement without, in each case, obtaining the prior written consent of the Agent and, to the extent required by the proviso at the end of SECTION 10.2(J) hereof, each of the Holders.

                  (d) Except as otherwise contemplated by the Operative Agreements, the Construction Agent shall not use the proceeds of any Holder Funding or Loan for any purpose other than the payment of Transaction Expenses and the fees, expenses and other disbursements referenced in Section 9.1(A) and (B) of this Agreement, the purchase or lease of Properties, the acquisition of Equipment, the construction of Improvements, the payment of interest regarding the Loans and the payment of the Holder Yield regarding the Holder Fundings, in each case accrued under the Credit Agreement or Trust Agreement, as the case may be, during the period prior to the Basic Rent Commencement Date with respect to a particular Property.

                  (e) The Construction Agent and the Lessee shall ensure that, at all times, all of the Equipment consists of Fixtures or other goods incorporated into a Property that are customarily considered to be part of a building or structure erected on real property (such as heating, ventilating, air-conditioning, electrical and mechanical equipment or systems, escalators, elevators, wall and floor coverings, plumbing, pumps, tanks, conduits, wiring, lighting, security systems, sprinklers and other fire prevention and extinguishing apparatus).

                  (f) Neither the Lessee nor the Construction Agent shall create or permit to exist at any time (and each of the Lessee and the Construction Agent shall, at its own expense, take such action as may be necessary to duly discharge, or cause to be discharged) any Lien against any Property other than Permitted Liens.

                  (g) The Lessee and the Construction Agent agree that the aggregate Property Cost of each Property shall at all times be less than or equal to 106% of the appraised value of such Property as shown in the most recent Appraisal of such Property received by the Agent pursuant to SECTION 5.3(B) or otherwise.

                  (h) The Lessee and the Construction Agent agree that they shall, so long as any commitment or Holder Commitment exists, or any obligation remains unpaid, maintain the Letter of Credit, in form and substance satisfactory to the Agent, securing the L/C Obligations (defined below) of the Lessee and the Construction Agent up to an amount equal to the greatest of (i) $7,995,200, (ii) 20% of the aggregate of the Commitments and Holder Commitments (from time to time), or (iii) 20% of the aggregate Property Cost (from time to time) of all of the Properties, SUBJECT however to reduction in accordance with SECTION 5.6. "L/C Obligations" means collectively, (i) any obligations of the Lessee or the Construction Agent under the Guaranty Agreement, (ii) any payment identified as a payment pursuant to SECTION 22.1(B) of the Lease (or otherwise) of the Maximum Residual Guaranty Amount (or any such lesser amount as may be required pursuant to such Section) in respect of the Properties, and (iii) upon and during the continuation of an Event of Default, any obligations of the Lessee or the Construction Agent under any Operative Agreement.

                  (i) The Lessee agrees to perform each of the Incorporated Covenants and any other covenants set forth in (or incorporated by reference into) Article XXVIII of the Lease, in accordance with their respective terms.

                  (j) The Lessee and the Construction Agent shall take all reasonable and necessary steps to identify any wetlands, tidelands or swamp and overflow lands on any Property prior to development of, or construction of any Improvements on, such Property, and each Property will be developed in a manner consistent with all applicable wetlands regulations.

                  (k) The Lessee and the Construction Agent give immediate notice to the Agent and the Owner Trustee in the event that any condition arising from or affecting any Property or arising from or affecting any lands nearby or adjacent to any Property has or threatens to have a significant adverse effect upon human health or the environment at such Property or upon the use or value of such Property.

         10.4. SHARING OF CERTAIN PAYMENTS. The parties hereto acknowledge and agree that all payments due and owing by the Lessee to the Lessor under the Lease or any of the other Operative Agreements shall be made by the Lessee directly to the Agent as more particularly provided in SECTION 10.3 hereof. The Holders and the Agent, on behalf of the Lenders, acknowledge the terms of
SECTION 8 of the Credit Agreement regarding the allocation of payments and other amounts made or received from time to time under the Operative Agreements and agree all such payments and amounts are to be allocated as provided in SECTION 8 of the Credit Agreement. In connection therewith the Holders hereby (a) appoint the Agent to act as collateral agent for the Holders in connection with the Lien granted by the Mortgage Instruments to secure the Holder Amount and (b) acknowledge and agree and direct that the rights and remedies of the beneficiaries of the Lien of the Mortgage Instruments shall be exercised by the Agent on behalf of the Lenders and the Holders as directed from time to time by the Lenders without notice to or consent from the Holders.

         10.5. GRANT OF EASEMENTS, VOTING AT MEETINGS, ETC. The Agent and the Holders hereby agree that, so long as no Event of Default shall have occurred and be continuing, and until such time as the Agent gives instructions to the contrary to the Owner Trustee, the Owner Trustee shall, from time to time at the request of the Lessee, in connection with the transactions contemplated by the Agency Agreement, the Lease or the other Operative Agreements, (i) grant easements and other rights in the nature of easements with respect to any Property, (ii) release existing easements or other rights in the nature of easements which are for the benefit of any Property, (iii) execute and deliver to any Person any instrument appropriate to confirm or effect such grants or releases, and (iv) execute and deliver to any Person such other documents or materials in connection with the acquisition, development or operation of any Property, including, without limitation, reciprocal easement agreements, operating agreements, development agreements, plats, replats or subdivision documents; provided, that each of the agreements and documents referred to in this SECTION 10.5 shall be of the type normally executed by the Lessee in the ordinary course of the Lessee's business and shall be on commercially reasonable terms so as not to diminish the value of any Property in any material respect.

         SECTION 11.  CREDIT AGREEMENT AND TRUST AGREEMENT.

         11.1. CONSTRUCTION AGENT'S AND LESSEE'S CREDIT AGREEMENT RIGHTS. Notwithstanding anything to the contrary contained in the Credit Agreement, the Agent, the Construction Agent, the Lessee and the Owner Trustee hereby agree that, prior to the occurrence and continuation of any Lease Default or Lease Event of Default, the Construction Agent and the Lessee (as designated below) shall have the following rights:

                  (a) the Construction Agent shall have the right and obligation (as more specifically provided in SECTION 5.7 hereof) to designate the portion of the Loans on which interest is due and payable for purposes of the definition of "Allocated Interest";

                  (b) the Construction Agent shall have the right to give the notice referred to in SECTION 2.3 of the Credit Agreement, to designate the account to which a borrowing under the Credit Agreement is to be credited pursuant to SECTION 2.3 of the Credit Agreement and to provide the Allocation Notice;

                  (c) the Lessee shall have the right to terminate or reduce the Commitments pursuant to SECTION 2.5(A) of the Credit Agreement;

                  (d) the Lessee shall have the right to exercise the conversion and continuation options pursuant to SECTION 2.7 of the Credit Agreement;

                  (e) the Lessee shall have the right to approve any successor agent pursuant to SECTION 7.9 of the Credit Agreement;

                  (f) the Lessee shall have the right to consent to any assignment by a Lender to which the Lessor has the right to consent pursuant to SECTION 9.8 of the Credit Agreement; and

                  (g) without limiting the foregoing clauses (a) through (f), and in addition thereto, the Lessee shall have the right to exercise any other right of the Owner Trustee under the Credit Agreement upon not less than five (5) Business Days' prior written notice from the Lessee to the Owner Trustee and the Agent.

         11.2. CONSTRUCTION AGENT'S AND LESSEE'S TRUST AGREEMENT RIGHTS. Notwithstanding anything to the contrary contained in the Trust Agreement, the Construction Agent, the Lessee, the Owner Trustee and the Holders hereby agree that, prior to the occurrence and continuation of any Lease Default or Lease Event of Default, the Construction Agent and the Lessee (as designated below) shall have the following rights:

                  (a) the Construction Agent shall have the right and the obligation (as more specifically provided in SECTION 5.7 hereof) to designate the portion of the Holder Fundings on which Holder Yield is due and payable for purposes of the definition of Allocated Return in this Agreement;

                  (b) the Lessee shall have the right to exercise the conversion and continuation options pursuant to SECTION 3.8 of the Trust Agreement;

                  (c) no removal of the Owner Trustee or appointment of a successor Owner Trustee pursuant to SECTION 9.1 of the Trust Agreement shall be made without the prior written consent (not to be unreasonably withheld or delayed) of the Lessee; and

                  (d) the Holders and the Owner Trustee shall not amend, supplement or otherwise modify any provision of the Trust Agreement in such a manner as to adversely affect the rights of the Lessee without the prior written consent (not to be unreasonably withheld or delayed) of the Lessee.

         SECTION 12.  TRANSFER OF INTEREST.

         12.1. RESTRICTIONS ON TRANSFER. The Holders may, directly or indirectly, assign, convey or otherwise transfer any of their right, title or interest in or to the Trust Estate or the Trust Agreement with the prior written consent of the Agent, and (provided no Default or Event of Default has occurred and is continuing) the Lessee, and (only if such proposed assignee is not a Lender) the Majority Lenders (which consent in each case shall not be unreasonably withheld or delayed), PROVIDED that such consents shall not be required for an assignment to a Lender or an Affiliate of a Lender. The Owner Trustee may, subject to the Lien of the applicable Security Documents, but only with the prior written consent of the Agent, the Holders (which consent may be withheld by the Agent or the Holders in their sole discretion) and (provided no Default or Event of Default has occurred and is continuing) the Lessee, directly or indirectly, assign, convey, appoint an agent with respect to enforcement of, or otherwise transfer any of the Owner Trustee's right, title or interest in or to any Property, the Lease, the Trust Agreement, this Agreement (including, without limitation, any right to indemnification thereunder), or any other document relating to a Property or any interest in a Property as provided in the Trust Agreement and the Lease. The provisions of the immediately preceding sentence shall not apply to the obligations of the Owner Trustee to transfer Property to the Lessee or a third party purchaser pursuant to ARTICLE XXII of the Lease upon payment for such Property in accordance with each of the terms and conditions of the Lease.

         12.2. EFFECT OF TRANSFER. From and after any transfer effected in accordance with this SECTION 12, the transferor shall be released, to the extent of such transfer, from its liability hereunder and under the other documents to which it is a party in respect of obligations to be performed on or after the date of such transfer; provided, however, that any transferor Holder shall remain liable under ARTICLE XI of the Trust Agreement to the extent that the transferee Holder shall not have assumed the obligations of the transferor Holder thereunder. Upon any transfer by the Owner Trustee or a Holder as above provided, any such transferee shall assume the obligations of the Owner Trustee and Lessor or the obligations of a Holder, as the case may be, and shall be deemed an "Owner Trustee", "Lessor" or "Holder", as the case may be, for all purposes of such documents and each reference herein to the transferor shall thereafter be deemed a reference to such transferee for all purposes, except as provided in the preceding sentence. Notwithstanding any transfer of all or a portion of the transferor's interest as provided in this SECTION 12, the transferor shall be entitled to all benefits accrued and all rights vested prior to such transfer including, without limitation, rights to indemnification under any such document.

         SECTION 13.  INDEMNIFICATION.

         13.1. GENERAL INDEMNITY. Subject to the provisions of SECTIONS 13.4 AND 13.5, and whether or not any of the transactions contemplated hereby shall be consummated, the Indemnity Provider hereby assumes liability for and agrees to defend, indemnify and hold harmless each Indemnified Person on an After Tax Basis from and against any Claims which may be imposed on, incurred by or asserted against an Indemnified Person by any other Person (but not to the extent such Claims arise from the gross negligence or willful misconduct of such Indemnified Person) in any way relating to or arising, or alleged (by any Person asserting such a Claim against an Indemnified Person) to arise, out of the execution, delivery, performance or enforcement of this Agreement, the Lease, any other Operative Agreement or on or with respect to any Property or any part thereof, including, without limitation, Claims in any way relating to or arising or alleged to arise out of (a) the financing, refinancing, purchase, acceptance, rejection, ownership, design, construction, refurbishment, development, delivery, acceptance, nondelivery, leasing, subleasing, possession, use, operation, maintenance, repair, modification, transportation, condition, sale, return, repossession (whether by summary proceedings or otherwise), or any other disposition of a Property, or any part thereof, including the acquisition, holding or disposition of any interest in any Property, lease or agreement comprising a portion of any thereof; (b) any latent or other defect in any property whether or not discoverable by an Indemnified Person or the Indemnity Provider; (c) any Environmental Claim, any violation of Environmental Laws, or any other loss of or damage to any property or the environment relating to any Property, the Lease, the Agency Agreement or the Indemnity Provider; (d) the Operative Agreements, or any transaction contemplated thereby; (e) any breach by the Construction Agent or the Lessee of any of its representations or warranties under the Operative Agreements to which it is a party or failure by the Construction Agent or the Lessee to perform or observe any covenant or agreement to be performed by it under any of the Operative Agreements; (f) the transactions contemplated hereby or by any other Operative Agreement, in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA; (g) any personal injury, death or property damage, including without limitation Claims based on strict or absolute liability in tort; (h) any easement, right, agreement or document referred to in SECTION 10.5 of this Agreement; or (i) any Lien on any Property (other than Liens created by the Operative Agreements).

         If a written Claim is made against any Indemnified Person or if any proceeding shall be commenced against such Indemnified Person (including a written notice of such proceeding) for any Claim, such Indemnified Person shall promptly notify the Indemnity Provider in writing and shall not take action with respect to such Claim without the consent of the Indemnity Provider for thirty
(30) days after the receipt of such notice by the Indemnity Provider; PROVIDED, HOWEVER, that, in the case of any such Claim, if action shall be required by law or regulation to be taken prior to the end of such 30-day period, such Indemnified Person shall endeavor, in such notice to the Indemnity Provider, to inform the Indemnity Provider of such shorter period, and no action shall be taken with respect to such Claim without the consent of the Indemnity Provider before seven (7) days before the end of such shorter period; PROVIDED, FURTHER, that the failure of such Indemnified Person to give the notices referred to in this sentence shall not diminish the Indemnity Provider's obligation hereunder except to the extent such failure materially precludes the Indemnity Provider from contesting such Claim.

         If, within thirty (30) days of receipt of such notice from the Indemnified Person (or such shorter period as the Indemnified Person has notified the Indemnity Provider is required by law or regulation for the Indemnified Person to respond to such Claim), the Indemnity Provider shall request in writing that such Indemnified Person respond to such Claim, the Indemnified Person shall, at the expense of the Indemnity Provider, in good faith conduct and control such action (including, without limitation by pursuit of appeals) (provided, however, that (A) if such Claim can be pursued by the Indemnity Provider on behalf of or in the name of such Indemnified Person, the Indemnified Person, at the Indemnity Provider's request, shall allow the Indemnity Provider to conduct and control the response to such Claim and (B) in the case of any Claim, the Indemnified Person may request the Indemnity Provider to conduct and control the response to such Claim (with counsel to be selected by the Indemnity Provider and consented to by such Indemnified Person, such consent not to be unreasonably withheld, conditioned or delayed; provided, however, that any Indemnified Person may retain separate counsel at the expense of the Indemnity Provider in the event of a conflict)) by, in the sole discretion of the Person conducting and controlling the response to such Claim, (1) resisting payment thereof, (2) not paying the same except under protest, if protest is necessary and proper, (3) if the payment be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings, or (4) taking such other action as is reasonably requested by the Indemnity Provider from time to time.

         The party controlling the response to any Claim shall consult in good faith with the non-controlling party and shall keep the non-controlling party reasonably informed as to the conduct of the response to such Claim; PROVIDED, that all decisions ultimately shall be made in the discretion of the controlling party, except that the Indemnity Provider may not agree to any dismissal or settlement of, or other agreement in connection with, any claim without the prior written consent of such Indemnified Person, if such dismissal, settlement or agreement would require any admission or acknowledgment of any culpability or wrongdoing by such Indemnified Person or provide for any nonmonetary relief to be performed by such Indemnified Person. The parties agree that an Indemnified Person may at any time decline to take further action with respect to the response to such Claim and may settle such Claim if such Indemnified Person shall waive its rights to any indemnity from the Indemnity Provider that otherwise would be payable in respect of such Claim (and any future Claim, the pursuit of which is precluded by reason of such resolution of such Claim) and shall pay to the Indemnity Provider any amount previously paid or advanced by the Indemnity Provider pursuant to this SECTION 13.1 by way of indemnification or advance for the payment of any amount regarding such Claim other than expenses of the action relating to such Claim.

         Notwithstanding the foregoing provisions of this SECTION 13.1, an Indemnified Person shall not be required to take any action and no Indemnity Provider shall be permitted to respond to any Claim in its own name or that of the Indemnified Person unless (A) the Indemnity Provider shall have agreed to pay and shall pay to such Indemnified Person on demand and on an After Tax Basis all reasonable costs, losses and expenses that such Indemnified Person actually incurs in connection with such Claim, including, without limitation, all reasonable legal, accounting and investigatory fees and disbursements, (B) the Indemnified Person shall have reasonably determined that the action to be taken will not result in any material danger of sale, forfeiture or loss of any Property, or any part thereof or interest therein, will not interfere with the payment of Rent, and will not result in risk of criminal liability, (C) if such Claim shall involve the payment of any amount prior to the resolution of such Claim, the Indemnity Provider shall provide to the Indemnified Person an interest-free advance in an amount equal to the amount that the Indemnified Person is required to pay (with no additional net after-tax cost to such Indemnified Person), (D) in the case of a Claim that must be pursued in the name of an Indemnified Person (or an Affiliate thereof), the Indemnity Provider shall have provided to such Indemnified Person an opinion of independent counsel selected by the Indemnified Person and reasonably satisfactory to the Indemnity Provider stating that a reasonable basis exists to contest such Claim, (E) such claim is covered by insurance and (F) no Event of Default shall have occurred and be continuing. In addition, an Indemnified Person shall not be required to contest any Claim in its name (or that of an Affiliate) if the subject matter thereof shall be of a continuing nature and shall have previously been decided adversely by a court of competent jurisdiction pursuant to the contest provisions of this SECTION 13.1, unless there shall have been a change in law (or interpretation thereof) and the Indemnified Person shall have received, at the Indemnity Provider's expense, an opinion of independent counsel selected by the Indemnified Person and reasonably acceptable to the

Indemnity Provider stating that as a result of such change in law (or interpretation thereof), it is more likely than not that the Indemnified Person will prevail in such contest.

         13.2.    GENERAL TAX INDEMNITY.

                  (a) Subject to the provisions of SECTIONS 13.4 AND 13.5, and the Indemnity Provider shall pay and assume liability for, and does hereby agree to indemnify, protect and defend each Property and all Indemnified Persons, and hold them harmless against, all Impositions on an After Tax Basis.

                  (b) (i) Subject to the terms of SECTION 13.2(F), the Indemnity Provider shall pay or cause to be paid all Impositions directly to the taxing authorities where feasible and otherwise to the Indemnified Person, as appropriate, and the Indemnity Provider shall at its own expense, upon such Indemnified Person's reasonable request, furnish to such Indemnified Person copies of official receipts or other satisfactory proof evidencing such payment.

                           (ii) In the case of Impositions for which no contest
                  is conducted pursuant to SECTION 13.2(F) and which the Indemnity Provider pays directly to the taxing authorities, the Indemnity Provider shall pay such Impositions prior to the latest time permitted by the relevant taxing authority for timely payment. In the case of Impositions for which the Indemnity Provider reimburses an Indemnified Person, the Indemnity Provider shall do so within thirty (30) days after receipt by the Indemnity Provider of demand by such Indemnified Person describing in reasonable detail the nature of the Imposition and the basis for the demand (including the computation of the amount payable). In the case of Impositions for which a contest is conducted pursuant to SECTION 13.2(F), the Indemnity Provider shall pay such Impositions or reimburse such Indemnified Person for such Impositions, to the extent not previously paid or reimbursed pursuant to subsection (a), prior to the latest time permitted by the relevant taxing authority for timely payment after conclusion of all contests under SECTION 13.2(F).

                           (iii) Impositions imposed with respect to a Property
                  for a billing period during which the Lease expires or terminates with respect to such Property (unless the Lessee has exercised the Purchase Option with respect to such Property or the Lessee has otherwise purchased such Property) shall be adjusted and prorated on a daily basis between the Indemnity Provider and the Lessor, whether or not such Imposition is imposed before or after such expiration or termination and each party shall pay its pro rata share thereof.

                           (iv) At the Indemnity Provider's request, the amount
                  of any indemnification payment by the Indemnity Provider pursuant to subsection (a) shall be verified and certified by an independent public accounting firm mutually acceptable to the Indemnity Provider and the Indemnified Person. The fees and expenses of such independent public accounting firm shall be paid by the Indemnity Provider unless such verification shall result in an adjustment in the Indemnity

                  Provider's favor of 15% or more of the payment as computed by the Indemnified Person, in which case such fee shall be paid by the Indemnified Person.

                           (v) The Indemnified Persons shall use good faith
                  efforts to take lawful deductions in their respective tax returns so as to reduce the Impositions required to be reimbursed by the Indemnity Provider hereunder; PROVIDED, HOWEVER, that the failure of any Indemnified Person to take any deduction shall not impair in any way such Person's right to indemnification from the Indemnity Provider for any Impositions.

                  (c) (i) The Indemnity Provider shall be responsible for preparing and filing any real and personal property or ad valorem tax returns with respect to each Property. In case any other report or tax return shall be required to be made with respect to any obligations of the Indemnity Provider under or arising out of subsection (a) and of which the Indemnity Provider has knowledge or should have knowledge, the Indemnity Provider, at its sole cost and expense, shall notify the relevant Indemnified Person of such requirement and (except if such Indemnified Person notifies the Indemnity Provider that such Indemnified Person intends to file such report or return) (A) to the extent required or permitted by and consistent with Legal Requirements, make and file in Indemnity Provider's name such return, statement or report; and (B) in the case of any other such return, statement or report required to be made in the name of such Indemnified Person, advise such Indemnified Person of such fact and prepare such return, statement or report for filing by such Indemnified Person or, where such return, statement or report shall be required to reflect items in addition to any obligations of the Indemnity Provider under or arising out of subsection (a), provide such Indemnified Person at the Indemnity Provider's expense with information sufficient to permit such return, statement or report to be properly made with respect to any obligations of the Indemnity Provider under or arising out of subsection (a). Such Indemnified Person shall, upon the Indemnity Provider's request and at the Indemnity Provider's expense, provide any data maintained by such Indemnified Person (and not otherwise available to or within the control of the Indemnity Provider) with respect to any Property which the Indemnity Provider may reasonably require to prepare any required tax returns or reports.

                  (d) If as a result of the payment or reimbursement by the Indemnity Provider of any Imposition or other reasonable expenses of the Lessor or the payment of any Transaction Expenses incurred in connection with the transactions contemplated by the Operative Agreements, the Lessor, the Holders or partners of any Holder shall suffer a net increase in any federal, state or local income tax liability, the Indemnity Provider shall indemnify such Persons (without duplication of any indemnification required by subsection (a)) on an After Tax Basis for the amount of such increase. The calculation of any such net increase shall take into account any current or future tax savings (including tax deductions, net operating loss carry-forward or tax credits) realized or reasonably expected to be realized by such Person in respect thereof, as well as any interest, penalties and additions to tax payable by such Lessor, or such Holder, or such Affiliate, in respect thereof.

                  (e) As between the Indemnity Provider on one hand, and the Lessor or the Agent, any Lender or any Holder on the other hand, the Indemnity Provider shall be responsible for, and the Indemnity Provider shall indemnify and hold harmless the Lessor, the Agent, the Lenders and each Holder (without duplication of any indemnification required by subsection (a)) on an After Tax Basis against, any obligation for United States or foreign withholding taxes imposed in respect of payments on the Notes or Certificates or with respect to Rent payments under the Lease (and, if the Lessor, the Agent, any Lender or any Holder receives a demand for such payment from any taxing authority, the Indemnity Provider shall discharge such demand on behalf of the Lessor, the Agent, such Lender or such Holder); provided, however, that the right of any Lender to make a claim for indemnification under this
         SECTION 13.2(E) is subject to the compliance by such Lender with the requirements of SECTION 2.13 of the Credit Agreement.

                  (f) (i) If a written Claim is made against any Indemnified Person, or if any proceeding shall be commenced against such Indemnified Person (including a written notice of such proceeding), for any Impositions, such Indemnified Person shall promptly notify the Indemnity Provider in writing and shall not take action with respect to such Claim or proceeding without the consent of the Indemnity Provider for thirty (30) days after the receipt of such notice by the Indemnity Provider; PROVIDED, HOWEVER, that, in the case of any such Claim or proceeding, if action shall be required by law or regulation to be taken prior to the end of such 30-day period, such Indemnified Person shall, in such notice to the Indemnity Provider, inform the Indemnity Provider of such shorter period, and no action shall be taken with respect to such Claim or proceeding without the consent of the Indemnity Provider before seven (7) days before the end of such shorter period; PROVIDED, FURTHER, that the failure of such Indemnified Person to give the notices referred to this sentence shall not diminish the Indemnity Provider's obligation hereunder except to the extent such failure precludes the Indemnity Provider from contesting such Claim.

                      (ii) If, within thirty (30) days of receipt of such notice from the Indemnified Person (or such shorter period as the Indemnified Person has notified the Indemnity Provider is required by law or regulation for the Indemnified Person to commence such contest), the Indemnity Provider shall request in writing that such Indemnified Person contest such Imposition, the Indemnified Person shall, at the expense of the Indemnity Provider, in good faith conduct and control such contest (including, without limitation, by pursuit of appeals) relating to the validity, applicability or amount of such Imposition (provided, however, that (A) if such contest can be pursued independently from any other proceeding involving a tax liability of such Indemnified Person, the Indemnified Person, at the Indemnity Provider's request, shall allow the Indemnity Provider to conduct and control such contest and (B) in the case of any contest, the Indemnified Person may request the Indemnity Provider to conduct and control such contest (with counsel to be selected by the Indemnity Provider and consented to by such Indemnified Person, such consent not to be unreasonably withheld, conditioned or delayed; provided, however, that any Indemnified Person may retain separate counsel at the expense of the Indemnity Provider in the event of a conflict)) by, in the sole discretion of the Person conducting and controlling such contest, (1) resisting payment thereof, (2) not paying the same except under protest, if protest is necessary and proper, (3) if the payment be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings, or (4) taking such other action as is reasonably requested by the Indemnity Provider from time to time.

                           (iii) The party controlling any contest shall consult
                  in good faith with the non-controlling party and shall keep the non-controlling party reasonably informed as to the conduct of such contest; PROVIDED, that all decisions ultimately shall be made in the sole discretion of the controlling party, except that the Indemnity Provider may not agree to any dismissal or settlement of, or other agreement in connection with, any claim without the prior written consent of such Indemnified Person, if such dismissal, settlement or agreement would require any admission or acknowledgment of any culpability or wrongdoing by such Indemnified Person or provide for any nonmonetary relief to be performed by such Indemnified Person. The parties agree that an Indemnified Person may at any time decline to take further action with respect to the contest of any Imposition and may settle such contest if such Indemnified Person shall waive its rights to any indemnity from the Indemnity Provider that otherwise would be payable in respect of such Imposition (and any future Claim by any taxing authority, the contest of which is precluded by reason of such resolution of such contest) and shall pay to the Indemnity Provider any amount previously paid or advanced by the Indemnity Provider pursuant to this SECTION 13.2 by way of indemnification or advance for the payment of any amount regarding such Imposition other than expenses of such contest.

                           (iv) Notwithstanding the foregoing provisions of this
                  SECTION 13.2, an Indemnified Person shall not be required to take any action and no Indemnity Provider shall be permitted to contest any Imposition in its own name or that of the Indemnified Person unless (A) the Indemnity Provider shall have agreed to pay and shall pay to such Indemnified Person on demand and on an After Tax Basis all reasonable costs, losses and expenses that such Indemnified Person actually incurs in connection with contesting such Imposition, including, without limitation, all reasonable legal, accounting and investigatory fees and disbursements, (B) the Indemnified Person shall have reasonably determined that the action to be taken will not result in any material danger of sale, forfeiture or loss of any Property, or any part thereof or interest therein, will not interfere with the payment of Rent, and will not result in risk of criminal liability, (C) if such contest shall involve the payment of the Imposition prior to or during the contest, the Indemnity Provider shall provide to the Indemnified Person an interest-free advance in an amount equal to the Imposition that the Indemnified Person is required to pay (with no additional net after-tax cost to such Indemnified Person), (D) in the case of a Claim that must be pursued in the name of an Indemnified Person (or an Affiliate thereof), the Indemnity Provider shall have provided to such Indemnified Person an opinion of independent tax counsel selected by the Indemnified Person and reasonably satisfactory to the Indemnity Provider stating that a reasonable basis exists to contest such Claim, and (E) no Event of Default shall have occurred and be continuing. In addition, an Indemnified Person shall not be required to contest any claim in its name (or that of an Affiliate) if the subject matter thereof shall be of a continuing nature and shall have previously been decided adversely by a court of competent jurisdiction pursuant to the contest provisions of this SECTION 13.2, unless there shall have been a change in law (or interpretation thereof) and the Indemnified Person shall have received, at the Indemnity Provider's expense, an opinion of independent tax counsel selected by the Indemnified Person and reasonably acceptable to the Indemnity Provider stating that as a result of such change in law (or interpretation thereof), it is more likely than not that the Indemnified Person will prevail in such contest.

         13.3. ENVIRONMENTAL INDEMNITY. Without limiting the generality of the foregoing, whether or not the transactions contemplated hereby shall be consummated, the Indemnity Provider hereby assumes liability for and agrees to defend, indemnify and hold harmless each Indemnified Person on an After Tax Basis from and against any Claims which may be imposed on, incurred by or asserted against an Indemnified Person by any other Person (but not to the extent such Claims arise from the gross negligence or willful misconduct of such Indemnified Person) in any way relating to or arising, or alleged (by any Person asserting such a Claim against an Indemnified Person) to arise, out of any Environmental Claim, any violation of Environmental Laws, or any other loss of or damage to any Property or the environment (including without limitation the presence on any Property of wetlands, tidelands or swamp or overflow lands, or any condition arising from or affecting any Property or arising from or affecting any lands nearby or adjacent to any Property that has or threatens to have any adverse effect upon human health or the environment at such Property or upon the use or value of such Property), in each case relating to any Property, the Lease, the Agency Agreement or the Indemnity Provider.

         13.4. ADDITIONAL PROVISIONS REGARDING INDEMNIFICATION DURING CONSTRUCTION PERIOD OF A PROPERTY. Notwithstanding the provisions of SECTIONS 13.1, 13.2 AND 13.3, (a) the Owner Trustee shall be the only beneficiary of the provisions set forth in SECTIONS 13.1, 13.2 AND 13.3, with respect to any Property during the Construction Period for such Property (except that other Indemnified Persons may benefit from the Environmental Indemnities to the extent set forth in clause (c) below); (b) in the case of third-party Claims, the indemnity benefitting the Owner Trustee referred to in clause (a) above shall be limited to (i) Claims caused by or resulting from the acts or omissions of the Indemnity Provider, any contractor or subcontractor of the Indemnity Provider, or any other Person acting by, through or under the Indemnity Provider or any such contractor or subcontractor, (ii) Environmental Indemnities, or (iii) Claims for personal injury or death, property damage, loss or theft, strict liability, workmen's compensation, and other similar insurable liabilities; and
(c) during the Construction Period of a Property, the indemnity provided with respect to such Property to Indemnified Persons other than the Owner Trustee shall be limited to Environmental Indemnities for environmental risks or conditions that exist on the Property Closing Date for such Property. After the Construction Period for a Property, each Indemnified Person shall be a beneficiary of the provisions of SECTIONS 13.1, 13.2 AND 13.3 to the fullest extent of such provisions.

         13.5. INDEMNIFICATION PROVIDED BY THE OWNER TRUSTEE IN FAVOR OF THE OTHER INDEMNIFIED PERSONS. To the extent the Indemnity Provider is not obligated to indemnify any Indemnified Person with respect to the various matters described in this SECTION 13.5, the Owner Trustee shall, and does hereby, provide such indemnities in favor of each Indemnified Person (subject to clauses (a) and (b) below) and shall pay all such amounts owed pursuant to this SECTION 13.5 with amounts advanced by the Lenders and the Holders (a) to the extent, but only to the extent, amounts are available therefor under the Available Commitments and Available Holder Commitments and
(b) unless each Lender and each Holder has declined in writing to fund such amount. Notwithstanding any other provision in any other Operative Agreement to the contrary, all amounts so advanced shall be deemed added to the Property Cost of all the Properties (ratably with respect to each Property, based on the ratio of the Property Cost for such Property individually to the aggregate Property Cost of all Properties at such time).

         Whether or not any of the transactions contemplated hereby shall be consummated, the Owner Trustee hereby assumes liability for and agrees to defend, indemnify and hold harmless each Indemnified Person on an After Tax Basis from and against any Claims which may be imposed on, incurred by or asserted against an Indemnified Person by any other Person (but not to the extent such Claims arise from the gross negligence or willful misconduct of such Indemnified Person) in any way relating to or arising, or alleged (by any Person asserting such a Claim against an Indemnified Person) to arise, out of the execution, delivery, performance or enforcement of this Agreement, the Lease, any other Operative Agreement or on or with respect to any Property or any part thereof, including, without limitation, Claims in any way relating to or arising or alleged to arise out of any of the matters set forth in SECTION 13.1 (including any Claims that would be indemnified by the Indemnity Provider pursuant to SECTION 13.1 but for the effect of SECTION 13.4).

         The Owner Trustee shall pay and assume liability for, and does hereby agree to indemnify, protect and defend each Property and all Indemnified Persons, and hold them harmless against, all Impositions on an After Tax Basis (including any Impositions that would be paid, assumed or indemnified by the Indemnity Provider pursuant to SECTION 13.2 but for the effect of SECTION 13.4).

         THE INDEMNITY OBLIGATIONS UNDERTAKEN BY THE OWNER TRUSTEE PURSUANT TO THIS SECTION 13.5 ARE IN ALL RESPECTS SUBJECT TO THE LIMITATIONS ON LIABILITY DESCRIBED IN SECTION 14.11.

         SECTION 14.  MISCELLANEOUS.

         14.1. SURVIVAL OF AGREEMENTS. The representations, warranties, covenants, indemnities and agreements of the parties provided for in the Operative Agreements, and the parties' obligations under any and all thereof, shall survive the execution and delivery of this Agreement, the transfer of any Property to the Owner Trustee, the acquisition of any Equipment, the construction of any Improvements, any disposition of any interest of the Owner Trustee in any Property or any interest of the Holders in the Owner Trust, the payment of the Notes and any disposition thereof, and shall be and continue in effect notwithstanding any investigation made by any party and the fact that any party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Agreements. Except as otherwise expressly set forth herein or in other Operative Agreements, the indemnities of the parties provided for in the Operative Agreements shall survive the expiration or termination of any thereof. In furtherance and not in limitation of the foregoing and notwithstanding the occurrence of any Closing Date or the completion of any Funding under this Agreement pursuant to SECTION 5.3 OR 5.5, each condition precedent in connection with any such Closing Date or Funding which is not fully satisfied may be subsequently required by the Agent to be satisfied (unless such has been expressly waived in writing by the Agent).

         14.2. NO BROKER, ETC. Each of the parties hereto represents to the others that it has not retained or employed any broker, finder or financial adviser to act on its behalf in connection with this Agreement, nor has it authorized any broker, finder or financial adviser retained or employed by any other Person so to act. Any party who is in breach of this representation shall indemnify and hold the other parties harmless from and against any liability arising out of such breach of this representation.

         14.3. NOTICES. Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing by United States certified or registered mail (postage prepaid), by nationally recognized courier service, by hand or by telecopy with confirming notice and any such notice shall become effective upon receipt and shall be directed to the address of such Person as indicated:

If to the Construction Agent, to it at the following address:

                  Aviation Sales Company
                  6905 NW 25th Street
                  Miami, Florida 33122
                  Attention:  Joseph Civiletto
                              Chief Financial Officer
                  Telephone No.:  (305)599-6693
                  Telecopy No.:    (305)599-6610

         With a copy to:

                  Akerman, Senterfitt & Eidson, P.A.
                  SunTrust International Center, 28th Floor
                  One Southeast Third Avenue
                  Miami, Florida  33131
                  Attention: Philip B. Schwartz
                  Telephone No.:  (305) 374-5600
                  Telecopy No.:    (305) 374-5095

         provided, however, that the failure to deliver such copy shall not affect the validity of any notice otherwise delivered in accordance with this section.

If to the Lessee, to it at the following address:

                  Aviation Sales Company
                  6905 NW 25th Street

                  Miami, Florida 33122
                  Attention:  Joseph Civiletto
                              Chief Financial Officer
                  Telephone No.:  (305)599-6693
                  Telecopy No.:    (305)599-6610

If to the Owner Trustee, to it at the following address:

                  First Security Bank, National Association
                  79 South Main Street
                  Salt Lake City, Utah 84111
                  Attention:  Val T. Orton
                  Telephone No.:  (801) 246-5630
                  Telecopy No.:   (801) 246-5053

If to NationsBank, National Association, as a Holder or a Lender, to it at the following address:

         (i)      if by certified or registered mail:

                  NationsBank, National Association
                  P.O. Box 407090
                  Fort Lauderdale, Florida 33340-7090
                  Attention: Andrew Hahn
                  Telephone No.:  (954) 765-2612
                  Telecopy No.:   (954) 765-2026

         (ii)     if by hand-delivery, courier service or telecopy:

                  NationsBank, National Association
                  One Financial Plaza
                  10th Floor
                  Fort Lauderdale, Florida 33394
                  Attention: Andrew Hahn
                  Telephone No.:  (954) 765-2612
                  Telecopy No.:   (954) 765-2026

with all notices of requests for Holder Fundings, or conversion, continuation or prepayment of any Holder Funding, to be sent to:

                  NationsBank Agency Services
                  Independence Center, 15th Floor
                  NC1-001-15-04
                  Charlotte, North Carolina 28255
                  Attention:  Kenneth Deffendall
                  Telephone No.:  (704) 388-6482

                  Telecopy No.:    (704) 386-9923

If to the Agent, to it at the respective following address:

         (i)      if by certified or registered mail:

                  NationsBank, National Association
                  P.O. Box 407090
                  Fort Lauderdale, Florida 33340-7090
                  Attention: Andrew Hahn
                  Telephone No.:  (954) 765-2612
                  Telecopy No.:   (954) 765-2026

         (ii)     if by hand-delivery, courier service or telecopy:

                  NationsBank, National Association
                  One Financial Plaza
                  10th Floor
                  Fort Lauderdale, Florida 33394
                  Attention: Andrew Hahn
                  Telephone No.:  (954) 765-2612
                  Telecopy No.:   (954) 765-2026

with all notices of borrowing, conversion, continuation or prepayment of any Loan to be delivered to the address set forth in Section 9.2 of the Credit Agreement.

And with a copy of all Requisitions, all title insurance endorsements and down-dates, and all documents identified on, or delivered pursuant to, SECTION
4.2 or Exhibit I or J, to be sent to:

                  NationsBank, National Association
                  One Financial Plaza
                  6-808-09-02
                  Fort Lauderdale, Florida 33394
                  Attention: Nancy Blackwood
                  Telephone No.:  (954) 765-2627
                  Telecopy No.:   (954) 765-2164

If to any other Lender or Holder, to it at the address specified in the signature pages to the Credit Agreement or Trust Agreement (as applicable), any applicable amendment thereto, or any applicable Assignment and Assumption.

From time to time any party may designate a new address for purposes of notice hereunder by notice to each of the other parties hereto.

         14.4. COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         14.5. AMENDMENTS AND TERMINATION. Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified except by an instrument in writing signed by the Lessor, the Lessee, the Construction Agent and (subject to Section 9.1 of the Credit Agreement) the Agent. This Agreement may be terminated by an agreement signed in writing by the Owner Trustee, the Holders, the Lenders, the Lessee, the Construction Agent and the Agent.

         14.6. HEADINGS, ETC. The Table of Contents and headings of the various Articles and Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

         14.7. PARTIES IN INTEREST. Except as expressly provided herein, none of the provisions of this Agreement are intended for the benefit of any Person except the parties hereto; PROVIDED, that the Lenders are intended to be third-party beneficiaries of this Agreement.

         14.8. GOVERNING LAW; WAIVERS OF JURY TRIAL.

                  (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF FLORIDA, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICT OF LAWS.

                  (b) TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER OPERATIVE AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

         14.9. SUBMISSION TO JURISDICTION; WAIVERS. Each of the parties hereto irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Operative Agreements to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of Florida and the courts of the United States of America, in each case sitting in Broward County, Florida, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same,

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail) postage prepaid, to the respective party at its address set forth in SECTION
         14.3 hereof or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 14.9 any special, exemplary, punitive or consequential damages.

         14.10. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render such provision unenforceable in any other jurisdiction.

         14.11. LIABILITY LIMITED.

                  (a) The Agent, the Lessee and the Holders each acknowledge and agree that the Owner Trustee is (except as otherwise expressly provided herein or therein) entering into this Agreement and the other Operative Agreements to which it is a party (other than the Trust Agreement and other than as set forth in SECTION 7.2 of this Agreement), solely in its capacity as trustee under the Trust Agreement and not in its individual capacity and that Trust Company shall not be liable or accountable under any circumstances whatsoever in its individual capacity for or on account of any statements, representations, warranties, covenants or obligations stated to be those of the Owner Trustee, except for its own gross negligence or willful misconduct and except as otherwise expressly provided herein or in the other Operative Agreements.

                  (b) Anything to the contrary contained in this Agreement, the Credit Agreement, the Notes or in any other Operative Agreement notwithstanding, neither the Lessor nor any Holder (in its capacity as a Holder) nor any officer, director, shareholder, or partner thereof, nor any of the successors or assigns of the foregoing (all such Persons being hereinafter referred to collectively as the "Exculpated Persons"), shall be personally liable in any respect for any liability or obligation hereunder or under any other Operative Agreement including the payment of the principal of, or interest on, the Notes, or for monetary damages for the breach of performance of any of the covenants contained in the Credit Agreement, the Notes, this Agreement, the Security Agreement or any of the other

         Operative Agreements. The Agent (for itself and on behalf of the Lenders) agrees that, in the event the Agent or any Lender pursues any remedies available to them under the Credit Agreement, the Notes, this Agreement, the Security Agreement, the Mortgage Instruments or under any other Operative Agreement, neither the Lenders nor the Agent shall have any recourse against any Exculpated Person, for any deficiency, loss or Claim for monetary damages or otherwise resulting therefrom, and recourse shall be had solely and exclusively against the Trust Estate and the Lessee (with respect to the Lessee's obligations under the Lease, the Participation Agreement and the Agency Agreement); but nothing contained herein shall be taken to prevent recourse against or the enforcement of remedies against the Trust Estate in respect of any and all liabilities, obligations and undertakings contained herein, in the Credit Agreement, in the Notes, in the Security Agreement, the Mortgage Instruments or in any other Operative Agreement. Notwithstanding the provisions of this Section, nothing in this Agreement, the Credit Agreement, the Notes, the Security Agreement, the Mortgage Instruments or any other Operative Agreement shall: (i) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Notes or arising under this Agreement, the Security Agreement, the Mortgage Instruments or the Credit Agreement or secured by the Security Agreement, the Mortgage Instruments or any other Operative Agreement, but the same shall continue until paid or discharged; (ii) relieve the Lessor or any Exculpated Person from liability and responsibility for (but only to the extent of the damages arising by reason of): (a) active waste knowingly committed by such Lessor or such Exculpated Person with respect to the Properties or (b) any fraud, gross negligence, willful misconduct or willful breach on the part of such Lessor or such Exculpated Person; (iii) relieve such Lessor or such Exculpated Person from liability and responsibility for (but only to the extent of the moneys misappropriated, misapplied or not turned over) (a) misappropriation or misapplication by such Lessor (I.E., application in a manner contrary to any Operative Agreement) of any insurance proceeds or condemnation award paid or delivered to such Lessor by any Person other than the Agent, (b) any deposits or any escrows or amounts owed by the Lessee under the Agency Agreement held by such Lessor or (c) any rents or other income received by such Lessor from the Lessee that are not turned over to the Agent; or (iv) affect or in any way limit the Agent's rights and remedies under any Operative Agreement with respect to the Rents and its rights thereunder or its right to obtain a judgment against the Lessor's interest in the Properties.

         14.12. RIGHTS OF LESSEE. Notwithstanding any provision of the Operative Agreements, if at any time all obligations (i) of the Owner Trustee under the Credit Agreement, the Security Documents, the Trust Agreement and the other Operative Agreements and (ii) of the Lessee under the Operative Agreements have in each case been satisfied or discharged in full, then the Lessee shall be entitled to (a) terminate the Lease and (b) receive all amounts then held under the Operative Agreements and all proceeds with respect to any of the Properties. Upon the termination of the Lease pursuant to the foregoing clause (a), the Lessor shall transfer to the Lessee all of its right, title and interest free and clear of the Lien of the Lease and all Lessor Liens in and to any Properties then subject to the Lease and any amounts or proceeds referred to in the foregoing clause (b) shall be paid over to the Lessee.

         14.13. FURTHER ASSURANCES. The parties hereto shall promptly cause to be taken, executed, acknowledged or delivered, at the sole expense of the Lessee, all such further acts, conveyances, documents and assurances as the other parties may from time to time reasonably request in order to carry out and effectuate the intent and purposes of this Participation Agreement, the other Operative Agreements and the transactions contemplated hereby and thereby (including, without limitation, the preparation, execution and filing of any and all Uniform Commercial Code financing statements and other filings or registrations which the parties hereto may from time to time request to be filed or effected). The Lessee, at its own expense and without need of any prior request from any other party, shall take such action as may be necessary (including any action specified in the preceding sentence), or (if Owner Trustee shall so request) as so requested, in order to maintain and protect all security interests provided for hereunder or under any other Operative Agreement.

         14.14. CALCULATIONS UNDER OPERATIVE AGREEMENTS. The parties hereto agree that all calculations and numerical determinations to be made under the Operative Agreements by the Owner Trustee shall be made by the Agent and that such calculations and determinations shall be conclusive and binding on the parties hereto in the absence of manifest error.

         14.15. CONFIDENTIALITY. Each of the Owner Trustee, the Holders, the Agent and the Lenders severally agrees to use reasonable efforts to keep confidential all non-public information pertaining to the Lessee or its Subsidiaries which is provided to it by the Lessee or its Subsidiaries, and shall not intentionally disclose such information to any Person except:

                  (a) to the extent such information is public when received by such Person or becomes public thereafter due to the act or omission of any party other than such Person;

                  (b) to the extent such information is independently obtained from a source other than the Lessee or any of its Subsidiaries and such information from such source is not, to such Person's knowledge, subject to an obligation of confidentiality or, if such information is subject to an obligation of confidentiality, that disclosure of such information is permitted;

                  (c) to any Affiliate of any such Person or to counsel, auditors or accountants retained by any such Person or any such Affiliate, provided they agree to keep such information confidential as if such Person or Affiliate were party to this Agreement and to financial institution regulators, including examiners of any Lender, the Agent or the Owner Trustee, any Holder or any Affiliate in the course of examinations of such Persons;

                  (d) in connection with any litigation or the enforcement or preservation of the rights of the Agent, the Owner Trustee, the Lessor, any Lender or any Holder under the Operative Agreements;

                  (e) to the extent required by any applicable statute, rule or regulation or court order (including, without limitation, by way of subpoena) or pursuant to the request of any regulatory or Governmental Authority having jurisdiction over any such Person; PROVIDED,

         HOWEVER, that such Person shall endeavor (if not otherwise prohibited by Law) to notify the Lessee prior to any disclosure made pursuant to this clause (e), except that no such Person shall be subject to any liability whatsoever for any failure to so notify the Lessee;

                  (f) to the Agent, any Lender or any Holder; or

                  (g) to the extent disclosure to any other financial institution or other Person is appropriate in connection with any proposed or actual (i) assignment or grant of a participation by any of the Lenders of interests in the Credit Agreement or any Note to such other financial institution or (ii) assignment by any Holder of interests in the Trust Agreement to another Person.

         14.16. CALCULATION OF RENT, INTEREST, HOLDER YIELD AND FEES. Except as otherwise expressly set forth in the Operative Agreements, all calculation of Rent, interest, Holder Yield, Overdue Rate, Holder Overdue Rate, Unused Fees, or Holder Unused Fees payable hereunder shall be computed based on the actual number of days elapsed over a year of 360 days.

         IN WITNESS WHEREOF, the parties hereto have caused this Participation Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                 AVIATION SALES COMPANY,
                                 as Construction Agent

                                 By:_________________________________
                                 Name:_______________________________
                                 Title:______________________________

                                 AVIATION SALES COMPANY,
                                 as Lessee

                                 By:_________________________________
                                 Name:_______________________________
                                 Title:______________________________

                                 FIRST SECURITY BANK, NATIONAL
                                 ASSOCIATION, not individually, except as


                                SIGNATURE PAGE 1
                                  expressly stated herein, but solely as Owner
                                  Trustee under the Aviation Sales  Trust 1998-1

                                 By:_________________________________
                                 Name:_______________________________
                                 Title:______________________________


                                SIGNATURE PAGE 2

                                 NATIONSBANK, NATIONAL ASSOCIATION,
                                 as Administrative Agent

                                 By:_________________________________
                                 Name:_______________________________
                                 Title:______________________________


                                 NATIONSBANK, NATIONAL ASSOCIATION,
                                 as a Holder

                                 By:_________________________________
                                 Name:_______________________________
                                 Title:______________________________


                                 NATIONSBANK, NATIONAL ASSOCIATION,
                                 as a Lender

                                 By:_________________________________
                                 Name:_______________________________
                                 Title:______________________________


                                 Applicable Funding Office:

                                 ____________________________________
                                 ____________________________________
                                 ____________________________________

                                SIGNATURE PAGE 3

--------------------------------------------------------------------------------

                                   Appendix A
                         Rules of Usage and Definitions

--------------------------------------------------------------------------------

                                I. Rules of Usage

         The following rules of usage shall apply to this Participation Agreement and the Operative Agreements (and each appendix, schedule, exhibit and annex to the foregoing) unless otherwise required by the context or unless otherwise defined therein:

                  (a) Except as otherwise expressly provided, any definitions set forth herein or in any other document shall be equally applicable to the singular and plural forms of the terms defined.

                  (b) Except as otherwise expressly provided, references in any document to articles, sections, paragraphs, clauses, annexes, appendices, schedules or exhibits are references to articles, sections, paragraphs, clauses, annexes, appendices, schedules or exhibits in or to such document.

                  (c) The headings, subheadings and table of contents used in any document are solely for convenience of reference and shall not constitute a part of any such document nor shall they affect the meaning, construction or effect of any provision thereof.

                  (d) References to any Person shall include such Person, its successors and permitted assigns and transferees.

                  (e) Except as otherwise expressly provided, reference to any agreement means such agreement as amended, modified, extended, supplemented, restated or replaced from time to time in accordance with the applicable provisions thereof.

                  (f) Except as otherwise expressly provided, references to any law includes any amendment or modification to such law and any rules or regulations issued thereunder or any law enacted in substitution or replacement therefor.

                  (g) When used in any document, words such as "hereunder", "hereto", "hereof" and "herein" and other words of like import shall, unless the context clearly indicates to the contrary, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof.

                  (h) References to "including" means including without limiting the generality of any description preceding such term and for purposes hereof the rule of ejusdem generis shall not be applicable to limit a general statement, followed by or referable to an enumeration of specific matters, to matters similar to those specifically mentioned.

                                  Appendix A-1

                  (i) Unless the context indicates otherwise, the disjunctive "or" shall include the conjunctive "and."

                  (j) Each of the parties to the Operative Agreements and their counsel have reviewed and revised, or requested revisions to, the Operative Agreements, and the usual rule of construction that any ambiguities are to be resolved against the drafting party shall be inapplicable in the construing and interpretation of the Operative Agreements and any amendments or exhibits thereto.

                                 II. Definitions

         "Acceleration" shall have the meaning given to such term in SECTION 6 of the Credit Agreement.

         "Accommodation Obligation" shall have the meaning given to such term in
SECTION 1.01 of the Existing Aviation Sales Credit Agreement.

         "acquire" or "purchase" shall mean, with respect to any Property, unless the context indicates otherwise, the acquisition or purchase of such Property by the Owner Trustee from any Person.

         "Acquisition" means the acquisition of (i) a controlling equity interest in another Person, whether by purchase of such equity interest or upon exercise of an option or warrant for, or conversion of securities into, such equity interest, or (ii) assets of another Person which constitute all or substantially all of the assets of such Person or of a line or lines of business conducted by such Person.

         "Acquisition Funding" shall mean an advance of funds (consisting of Loans by the Lenders and Holder Fundings by the Holders) to the Lessor on a specified date to pay Property Acquisition Costs and other expenses pursuant to
SECTION 5.3(B) of the Participation Agreement.

         "Acquisition Loan" shall mean any Loan made in connection with and as part of an Acquisition Funding.

         "Administrative Agent" or "Agent" shall mean, collectively, (a) NationsBank, together with its Affiliates, as the administrative agent for the Lenders under this Agreement and the other Operative Agreements and any successor Administrative Agent who may be appointed pursuant to SECTION 7.9 of the Credit Agreement, and (b) NationsBank, together with its affiliates, as agent and collateral agent for itself, the Lenders and the Holders under the Security Documents.

         "Administrator" shall have the meaning given to such term in SECTION
1.01 of the Existing Aviation Sales Credit Agreement.

         "Affiliate" shall mean, with respect to any Person, any Person or group acting in concert in respect of the Person in question that, directly or indirectly, controls or is controlled by or is under common control with such Person. For the purposes of this definition, "control (including, with correlative meanings, the terms "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of

                                  Appendix A-2
management and policies of a Person, whether through the ownership of voting securities or by contract or otherwise.

         "After Tax Basis" shall mean, with respect to any payment to be received, the amount of such payment increased so that, after deduction of the amount of all taxes required to be paid by the recipient calculated at the rate believed by such recipient to be the highest marginal rate then applicable to the recipient (less any tax savings realized as a result of the payment of the indemnified amount) with respect to the receipt by the recipient of such amounts, such increased payment (as so reduced) is equal to the payment otherwise required to be made.

         "Agency Agreement" shall mean the Agency Agreement, dated as of the Initial Closing Date, between the Construction Agent and the Lessor, as such agreement may be amended, modified, restated or supplemented from time to time in accordance with the terms thereof.

         "Agency Agreement Event of Default" shall mean an "Event of Default" as defined in SECTION 5.1 of the Agency Agreement.

         "Allocated Interest" with respect to any Construction Period Property shall mean as of any Scheduled Interest Payment Date, the amount of interest due and payable on such date with respect to a portion of the Loans (which portion shall be designated by the Borrower by written notice (an "ALLOCATION NOTICE") to the Administrative Agent) having an aggregate principal amount equal to the Loan Property Cost of such Property as of such date.

         "Allocated Return" with respect to any Construction Period Property shall mean, as of any Scheduled Interest Payment Date, the amount of Holder Yield due and payable on such date with respect to a portion of the Holder Fundings (which portion shall be designated by the Owner Trustee by written notice to the Holders) having an aggregate stated amount equal to the Holder Property Cost of such Property as of such date.

         "Allocation Notice" shall have the meaning given to such term in the definition of "Allocated Interest."

         "Applicable Base Rate Margin" shall mean that percent per annum set forth below, which shall be based upon the Consolidated Funded Debt-to-EBITDA Ratio for the Four-Quarter Period most recently ended as specified below:

--------------------------------------------------------------------------------------------------------------
                            Consolidated Funded Debt-to-EBITDA
      Tier                                 Ratio                                   Applicable Base Rate Margin
--------------------------------------------------------------------------------------------------------------
       I          Less than or equal to 2.75 to 1.00                                         0.000%
--------------------------------------------------------------------------------------------------------------
       II         Greater than 2.75 to 1.00 and less than or
                  equal to 3.25 to 1.00                                                      0.000%
--------------------------------------------------------------------------------------------------------------
       III        Greater than 3.25 to 1.00 and less than or
                  equal to 3.75 to 1.00                                                      0.000%
--------------------------------------------------------------------------------------------------------------
       IV         Greater than 3.75 to 1.00 and less than or
                  equal to 4.25 to 1.00                                                      0.250%
--------------------------------------------------------------------------------------------------------------

                                  Appendix A-3

--------------------------------------------------------------------------------------------------------------
                            Consolidated Funded Debt-to-EBITDA
      Tier                                 Ratio                                   Applicable Base Rate Margin
--------------------------------------------------------------------------------------------------------------
       V          Greater than 4.25 to 1.00 and less than or
                  equal to 4.75 to 1.00                                                      0.500%
--------------------------------------------------------------------------------------------------------------
       VI         Greater than 4.75 to 1.00 and less than or
                  equal to 5.25 to 1.00                                                      0.750%
--------------------------------------------------------------------------------------------------------------
       VII        Greater than 5.25 to 1.00                                                  0.750%
--------------------------------------------------------------------------------------------------------------

The Applicable Base Rate Margin shall be established at the end of each Fiscal Quarter of Aviation Sales (the "Determination Date"). Any change in the Applicable Base Rate Margin following each Determination Date shall be determined based upon the computations set forth in the certificate furnished to the Agent pursuant to SECTION 28.1(A)(I) of the Lease, subject to review and approval of such computations by the Agent, and shall be effective commencing on the date following the date such certificate is received (or, if earlier, the date such certificate was required to be delivered) until the date following the date on which a new certificate is delivered or is required to be delivered, whichever shall first occur; PROVIDED however, if Aviation Sales shall fail to deliver any such certificate within five (5) days after the time period required for delivery of the related financial statements pursuant to SECTION 28.1(A)(I) of the Lease, then the Applicable Base Rate Margin shall be Tier VI from the date such certificate was required to be delivered until the appropriate certificate is so delivered. The foregoing notwithstanding, from the Initial Closing Date to the date following the date the certificate first delivered pursuant to SECTION 28.1(A)(II) of the Lease is received (or, if earlier, the date such certificate was required to be delivered), the Applicable Base Rate Margin shall be .750%.

         "Applicable Funding Office" means for each Lender or Holder and for each Type of Loan or Holder Funding, the "Funding Office" of such Lender aor Holder (or of an affiliate of such Lender or Holder) designated for such Type of Loan or Holder Funding on the signature pages of the Participation Agreement or the respective Assignment and Acceptance, or such other office of such Lender or Holder (or an affiliate of such Lender or Holder) as such Lender or Holder may from time to time specify to the Agent and the Borrower by written notice in accordance with the terms of the Operative Agreements as the office by which its Loans or Holder Fundings of such Type are to be made and maintained.

         "Applicable Margin" shall mean, for each Eurodollar Loan, that percent per annum set forth below, which shall be based upon the Consolidated Funded Debt-to-EBITDA Ratio for the Four-Quarter Period most recently ended as specified below:

-----------------------------------------------------------------------------------------------------------
      Tier                  Consolidated Funded Debt-to-EBITDA Ratio                      Applicable Margin
-----------------------------------------------------------------------------------------------------------
        I          Less than or equal to 2.75 to 1.00                                          1.375%
-----------------------------------------------------------------------------------------------------------
       II          Greater than 2.75 to 1.00 and less than or equal
                   to 3.25 to 1.00                                                             1.500%
-----------------------------------------------------------------------------------------------------------

                                  Appendix A-4

-----------------------------------------------------------------------------------------------------------
      Tier                  Consolidated Funded Debt-to-EBITDA Ratio                      Applicable Margin
-----------------------------------------------------------------------------------------------------------
       III         Greater than 3.25 to 1.00 and less than or equal
                   to 3.75 to 1.00                                                             1.750%
-----------------------------------------------------------------------------------------------------------
       IV          Greater than 3.75 to 1.00 and less than or equal
                   to 4.25 to 1.00                                                             2.000%
-----------------------------------------------------------------------------------------------------------
       V           Greater than 4.25 to 1.00 and less than or equal
                   to 4.75 to 1.00                                                             2.250%
-----------------------------------------------------------------------------------------------------------
       VI          Greater than 4.75 to 1.00 and less than or equal
                   to 5.25 to 1.00                                                             2.500%
-----------------------------------------------------------------------------------------------------------
       VII         Greater than 5.25 to 1.00                                                   2.750%
-----------------------------------------------------------------------------------------------------------

The Applicable Margin shall be established at the end of each Fiscal Quarter of Aviation Sales (each, a "Determination Date"). Any change in the Applicable Margin following each Determination Date shall be determined based upon the computations set forth in the certificate furnished to the Agent pursuant to
SECTION 28.1(A)(I) of the Lease, subject to review and approval of such computations by the Agent, and shall be effective commencing on the date following the date such certificate is received (or, if earlier, the date such certificate was required to be delivered) until the date following the date on which a new certificate is delivered or is required to be delivered, whichever shall first occur; PROVIDED however, if Aviation Sales shall fail to deliver any such certificate within five (5) days after the time period required for delivery of the related financial statements pursuant to SECTION 28.1(A)(I) of the Lease, then the Applicable Margin shall be Tier VI from the date such certificate was required to be delivered until the appropriate certificate is so delivered. The foregoing notwithstanding, from the Initial Closing Date to the date following the date the certificate first delivered pursuant to SECTION 28.1(A)(II) of the Lease is received (or, if earlier, the date such certificate was required to be delivered), the Applicable Margin shall be 2.50%.

         "Applicable Unused Fee Rate" shall mean one-half of one percent (.50%) per annum.

         "Appraisal" shall mean, with respect to any Property an appraisal to be delivered in connection with SECTION 5.3 of the Participation Agreement, SECTION
3.2 of the Agency Agreement, SECTION 10.1(E) of the Lease, or any other provision of the Operative Agreements, in each case prepared by a reputable appraiser reasonably acceptable to the Agent, which in the judgment of counsel to the Agent, complies with all of the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, the rules and regulations adopted pursuant thereto, and all other applicable Legal Requirements.

         "Appraisal Procedure" shall have the meaning given such term in SECTION
22.4 of the Lease.

         "Approved State" shall mean any state located in the continental United States.

                                  Appendix A-5

         "Appurtenant Rights" shall mean (i) all agreements, easements, rights of way or use, rights of ingress or egress, privileges, appurtenances, tenements, hereditaments and other rights and benefits at any time belonging or pertaining to the Land underlying any Improvements, or the Improvements, including, without limitation, the use of any streets, ways, alleys, vaults or strips of land adjoining, abutting, adjacent or contiguous to the Land and (ii) all permits, licenses and rights, whether or not of record, appurtenant to such Land.

         "Assets" means all "Property", as defined in Section 1.01 of the Existing Aviation Sales Credit Agreement, to the extent all property or assets described therein are owned by the Lessee or its Subsidiaries.

         "Assignment and Acceptance" shall mean the Assignment and Acceptance in the form attached as EXHIBIT C to the Credit Agreement.

         "Assignment of Project Rights" shall mean the Assignment of Project Rights and Contract Documents dated as of the Initial Closing Date, between the Owner Trustee and the Agent, as such agreement may be amended, modified, restated or supplemented from time to time in accordance with the terms thereof.

         "Available Commitment" shall mean, as to any Lender at any time, an amount equal to the excess, if any, of (a) the amount of such Lender's Commitment over (b) the aggregate principal amount of all Loans made by such Lender.

         "Available Holder Commitments" shall mean an amount equal to the excess, if any, of (i) the amount of the Holder Commitments over (ii) the aggregate amount of the Holder Fundings made since the Initial Closing Date.

         "Aviation Sales" shall mean Aviation Sales Company, a Delaware corporation.

         "Aviation Sales Credit Agreement Event of Default" shall mean an "Event of Default" as defined in the Existing Aviation Sales Credit Agreement (as amended, modified or restated heretofore or hereafter) or any New Facility, PROVIDED that an Aviation Sales Credit Agreement Event of Default shall be deemed to occur on the earlier of (a) the date that the Existing Credit Agent or other applicable agent or any lender under such credit agreement or New Facility exercises any remedy thereunder, or (b) twenty (20) days after the occurrence of such "Event of Default"; and PROVIDED FURTHER that if the applicable agent and required lenders under such credit agreement or New Facility waive such "Event of Default" within such 20-day period (without exercising any remedies), then such "Event of Default" shall not be deemed an "Aviation Sales Credit Agreement Event of Default".

         "Aviation Sales Trust 1998-1" shall mean the grantor trust created pursuant to the terms and conditions of the Trust Agreement.

         "Bankruptcy Code" shall mean Title 11 of the U.S. Code entitled "Bankruptcy" as now or hereafter in effect, or any successor thereto;

                                  Appendix A-6

         "Base Rate" means, for any day, the rate per annum equal to the higher of (i) the Federal Funds Rate for such day plus one-half of one percent (0.5%) plus the Applicable Base Rate Margin, or (ii) the Prime Rate for such day plus the Applicable Base Rate Margin. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or Federal Funds Rate.

         "Base Rate Funding" shall mean a Funding that bears interest (with respect to the Loans included therein) and Holder Yield (with respect to the Holder Fundings included therein) based on the Base Rate.

         "Base Rate Holder Funding" shall mean a Holder Funding bearing a Holder Yield based on the Base Rate.

         "Base Rate Loans" shall mean Loans the rate of interest applicable to which is based upon the Base Rate.

         "Basic Rent" shall mean, the sum of (i) the Loan Basic Rent and (ii) the Lessor Basic Rent, calculated as of the applicable date on which Basic Rent is due.

         "Basic Rent Commencement Date" shall have the meaning set forth in
Section 3.1(a)(ii) of the Lease.

         "Basic Term" shall have the meaning specified in Section 2.2 of the Lease.

         "Basic Term Commencement Date" or "Term Commencement Date" shall have the meaning specified in SECTION 2.2 of the Lease.

         "Basic Term Expiration Date" shall have the meaning specified in
SECTION 2.2 of the Lease.

         "Benefit Plan" shall have the meaning given to such term in SECTION
1.01 of the Existing Aviation Sales Credit Agreement.

         "Bill of Sale" shall mean a Bill of Sale regarding Equipment in form and substance satisfactory to the Owner Trustee, the Holders and the Agent.

         "Board" shall mean the Board of Governors of the Federal Reserve System of the United States (or any successor).

         "Borrowing Date" shall mean any Business Day specified in a notice delivered pursuant to SECTION 2.3 of the Credit Agreement as a date on which the Borrower requests the Lenders to make Loans hereunder.

         "Bridge Note" shall mean that certain Promissory Note dated October 15, 1998, by the Owner Trustee in favor of NationsBank.

                                  Appendix A-7

         "Budgeted Total Loan Property Cost" shall mean, at any date of determination, with respect to any Construction Period Property, an amount equal to the aggregate amount which the Construction Agent in good faith expects to be expended in order to achieve Completion with respect to such Property (including amounts expected to be expended to pay Allocated Interest and Allocated Return with respect to such Property).

         "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in Fort Lauderdale, Florida or Charlotte, North Carolina are authorized or required by law to close; PROVIDED, HOWEVER, that when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

         "Capital Expenditures" means, with respect to Aviation Sales and its Subsidiaries, for any period the SUM of (without duplication) (i) all expenditures (whether paid in cash or accrued as liabilities) by Aviation Sales or any Subsidiary during such period for items that would be classified as "property, plant or equipment" or comparable items on the consolidated balance sheet of Aviation Sales and its Subsidiaries, including without limitation all transactional costs incurred in connection with such expenditures provided the same have been capitalized, excluding, however, the amount of any Capital Expenditures paid for with proceeds of casualty insurance as evidenced in writing and submitted to the Agent together with any compliance certificate delivered pursuant to SECTION 28.1(A)(III) of the Lease and (ii) with respect to any Capital Lease entered into by Aviation Sales or its Subsidiaries during such period, the present value of the lease payments due under such Capital Lease over the term of such Capital Lease applying a discount rate equal to the interest rate provided in such lease (or in the absence of a stated interest rate, that rate used in the preparation of the financial statements described in
SECTION 7.3(F)(I), and (iii) all Synthetic Lease Indebtedness (other than Synthetic Lease Indebtedness incurred under the Operative Agreements), all the foregoing in accordance with GAAP applied on a Consistent Basis.

         "Capital Lease" shall have the meaning given to such term in SECTION
1.01 of the Existing Aviation Sales Credit Agreement.

         "Capital Stock" shall have the meaning given to such term in SECTION
1.01 of the Existing Aviation Sales Credit Agreement.

         "Cash Interest Expense" means, for any Person for any period, total interest expense, whether paid or accrued, but without duplication, (including the interest component of Capital Leases and including Synthetic Lease Basic Rent, but net of the difference between payments received by such Person and its Subsidiaries on all Hedge Agreements and payments made by such Person and its Subsidiaries on all Hedge Agreements other than the initial payments made to enter into such Hedge Agreements) of such Person and its Subsidiaries, which is payable in cash, all as determined in conformity with GAAP.

                                  Appendix A-8

         "Casualty" shall mean any damage or destruction of all or any portion of a Property as a result of a fire or other casualty.

         "Category" with respect to any Commitment or Loan shall mean a Commitment or Loan with respect to Series A Loans or Series B Loans, as the case may be.

         "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. /section/ 9601 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986.

         "Certificate" shall mean a Certificate in favor of each Holder evidencing the Holder Fundings made by such Holder and issued pursuant to the Trust Agreement.

         "Change of Control" means (i)the occurrence of any "Change of Control" as defined in the Existing Aviation Sales Credit Agreement or (ii) if any Person or group of Persons acting in concert shall own or control, directly or indirectly, more than 50% of the outstanding ssecurities of the Lessee having voting rights in the election of directors..

         "Claims" shall mean any and all obligations, liabilities, losses, actions, suits, penalties, claims, demands, costs and expenses (including, without limitation, reasonable attorney's fees and expenses) of any nature whatsoever (including without limitation claims brought against the Owner Trustee by an Indemnified Person pursuant to SECTION 13.5).

         "Closing Date" shall mean the Initial Closing Date and each Property Closing Date.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto.

         "Collateral" shall mean all assets of the Lessor or the Lessee, now owned or hereafter acquired, upon which a lien is purported to be created by the Security Documents.

         "Commitment" shall mean, as to any Lender, the obligation of such Lender to make Series A Loans or Series B Loans, as the case may be, to the Borrower hereunder in an aggregate principal amount at any one time outstanding not to exceed the respective amounts for such Category set forth opposite such Lender's name on SCHEDULE 1.2 of the Credit Agreement, as such amounts may be reduced or increased from time to time in accordance with the provisions of this Agreement, the Credit Agreement or the Lease.

         "Commitment Percentage" shall mean, as to any Lender at any time, the percentage which such Lender's Commitment with respect to a Category of Loans then constitutes of the aggregate Commitments of all Lenders with respect to the same Category (or, at any time after the Commitments of any such Category shall have expired or terminated, the percentage which the aggregate principal amount of such Lender's Loans of such Category then outstanding constitutes of the aggregate principal amount of all of the Loans of such Category then outstanding).

                                  Appendix A-9

         "Commitment Period" shall mean the period from the Initial Closing Date to and including the Construction Period Termination Date, or such earlier date as the Commitments shall terminate as provided in the Credit Agreement.

         "Completed Property" shall mean a Property for which Completion has occurred or will occur on the date of determination or on the respective Property Closing Date.

         "Completion" shall mean, with respect to a Property, such time as final completion of the Improvements on such Property has been achieved in accordance with the Plans and Specifications (excluding punch list items), the Agency Agreement and the Lease, and in compliance in all material respects with all Legal Requirements and Insurance Requirements, a certificate of occupancy has been issued with respect to such Property by the appropriate Governmental Authority, and no additional Fundings are needed for such Property. If the Lessor purchases a Property that includes existing Improvements that are to be immediately occupied by the Lessee, the date of Completion for such Property shall be the Property Closing Date.

         "Completion Date" shall mean, with respect to a Property, the earlier of (i) the date on which Completion for such Property has occurred, and (ii) the Construction Period Termination Date. The foregoing notwithstanding, for the purposes of Section 2.1, 2.6(b), 3.2(a)(x) or 3.3 of the Agency Agreement, "Completion Date" shall mean, with respect to a Property, the date on which Completion for such Property has occurred.

         "Condemnation" shall mean any taking or sale of the use, access, occupancy, easement rights or title to any Property or any part thereof, wholly or partially (temporarily or permanently), by or on account of: (a) any actual or threatened eminent domain proceeding or other taking of action by any Person having the power of eminent domain, including any action by a Governmental Authority to change the grade of, or widen the streets adjacent to, any Property or alter the pedestrian or vehicular traffic flow to any Property so as to result in a change in access to such Property, or (b) an eviction by paramount title or any transfer made in lieu of any such proceeding or action.

         "Consistent Basis" in reference to the application of GAAP means the accounting principles observed in the period referred to are comparable in all material respects to those applied in the preparation of the audited financial statements of Aviation Sales referred to in SECTION 7.3(F).

         "Consolidated EBITDA" means, with respect to Aviation Sales and its Subsidiaries for any Four-Quarter Period ending on the date of computation thereof, the SUM of, without duplication, (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) taxes on income, (iv) amortization, (v) depreciation, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis; PROVIDED, HOWEVER, that with respect to an Acquisition that is accounted for as a "purchase", for the four (4) Four-Quarter Periods ending next following the date of such Acquisition, Consolidated EBITDA shall include the results of operations of the Person or assets so acquired, which amounts shall be determined on a

                                  Appendix A-10
historical pro forma basis as if such Acquisition had been consummated as a "pooling of interests".

         "Consolidated Fixed Charge Ratio" means, with respect to Aviation Sales and its Subsidiaries for any Four-Quarter Period ending on the date of computation thereof, the ratio of (i) Consolidated EBITDA plus Basic Rent for such period less (without duplication) Capital Expenditures for such period to
(ii) Consolidated Fixed Charges for such period.

         "Consolidated Fixed Charges" means, with respect to Aviation Sales and its Subsidiaries for any Four-Quarter Period ending on the date of computation thereof, the SUM of, without duplication, (i) Consolidated Interest Expense,
(ii) one-twentieth (1/20) of average daily outstanding Property Cost, (iii) current maturities of Consolidated Indebtedness, (iv) income taxes accrued during such period, and (v) all dividends and other distributions (other than distributions in the form of capital stock of Aviation Sales) paid during such period (regardless of when declared) on any shares of capital stock of Aviation Sales then outstanding, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis; PROVIDED, HOWEVER, that with respect to an Acquisition that is accounted for as a "purchase", for the four (4) Four-Quarter Periods ending next following the date of such Acquisition, Consolidated Fixed Charges shall include the Consolidated Fixed Charges of the Person or assets so acquired, which amounts shall be determined on a historical pro forma basis as if such Acquisition had been consummated as a "pooling of interests"..

         "Consolidated Funded Debt" means all Funded Debt of Aviation Sales and its Subsidiaries, determined on a consolidated basis.

         "Consolidated Funded Debt-to-EBITDA Ratio" means, as of the date of computation thereof, the ratio of (i) the sum of (without duplication) Consolidated Funded Debt (determined as at such date) to (ii) Consolidated EBITDA (for the Four-Quarter Period ending on (or most recently ended prior to) such date).

         "Consolidated Interest Expense" means, with respect to any period of computation thereof, (a) the sum of the gross interest expense of Aviation Sales and its Subsidiaries, including without limitation (i) the current amortized portion of debt discounts to the extent included in gross interest expense, (ii) the current amortized portion of all fees (including fees payable in respect of any Hedge Agreement) payable in connection with the incurrence of Indebtedness to the extent included in gross interest expense and (iii) the portion of any payments made in connection with Capital Leases allocable to interest expense, plus (b) Synthetic Lease Basic Rent of Aviation Sales and its Subsidiaries, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

         "Consolidated Lease Payments" means the gross amount of all lease or rental payments, whether or not characterized as rent, of Aviation Sales and its Subsidiaries, excluding payments in respect of Capital Leases constituting Indebtedness, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

                                  Appendix A-11

         "Consolidated Net Income" means, for any period of computation thereof, the gross revenues from operations of Aviation Sales and its Subsidiaries (including payments received by Aviation Sales and its Subsidiaries of (i) interest income, and (ii) dividends and distributions made in the ordinary course of their businesses by Persons in which investment is permitted pursuant to the Operating Agreements and not related to an extraordinary event), less all operating and non-operating expenses of Aviation Sales and its Subsidiaries including taxes on income, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis; but excluding (for all purposes other than compliance with SECTION 28.4(A)) as income: (i) net gains on the sale, conversion or other disposition of capital assets, (ii) net gains on the acquisition, retirement, sale or other disposition of capital stock and other securities of Aviation Sales or its Subsidiaries, (iii) net gains on the collection of proceeds of life insurance policies, (iv) any write-up of any asset, and (v) any other net gain or credit of an extraordinary nature as determined in accordance with GAAP applied on a Consistent Basis.

         "Consolidated Senior Debt" shall mean the Senior Debt of Aviation Sales and its Subsidiaries, determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

         "Consolidated Shareholders' Equity" means, as of any date on which the amount thereof is to be determined, the sum of the following in respect of Aviation Sales and its Subsidiaries (determined on a consolidated basis and excluding any upward adjustment after the Initial Closing Date due to revaluation of assets): (i) the amount of issued and outstanding share capital, plus (ii) the amount of additional paid-in capital and retained earnings (or, in the case of a deficit, minus the amount of such deficit), plus (iii) the amount of any foreign currency translation adjustment (if positive, or, if negative, minus the amount of such translation adjustment), minus (iv) the amount of any treasury stock, all as determined in accordance with GAAP applied on a Consistent Basis.

         "Consolidated Tangible Net Worth" means, as of any date on which the amount thereof is to be determined, Consolidated Shareholders' Equity minus (without duplication of deductions in respect of items already deducted in arriving at surplus and retained earnings) the net book value of all assets which would be treated as intangible assets, such as (without limitation) goodwill (whether representing the excess of cost over book value of assets acquired or otherwise), capitalized expenses, unamortized debt discount and expense, consignment inventory rights, patents, trademarks, trade names, copyrights, franchises and licenses, all as determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

         "Construction Agent" shall mean Aviation Sales , as construction agent under the Agency Agreement.

         "Construction Agent Options" shall have the meaning given to such term in SECTION 2.1 of the Agency Agreement.

                                  Appendix A-12

         "Construction Budget" shall mean, with respect to any Property, the cost of constructing and developing any Improvements on such Property as determined by the Construction Agent in its reasonable, good faith judgment.

         "Construction Commencement Date" shall mean, with respect to Improvements, the date on which construction of such Improvements commences pursuant to the Agency Agreement.

         "Construction Consultant" means Zimmer Construction Consultants or any other construction consultant approved by the Agent in its sole discretion.

         "Construction Funding" shall mean an advance of funds (consisting of Loans by the Lenders and Holder Fundings by the Holders) on a specified date to pay Property Costs pursuant to SECTION 5.4 OR 5.5 of the Participation Agreement.

         "Construction Loan" shall mean any Loan made in connection with and as part of a Construction Funding .

         "Construction Loan Property Cost" shall mean, with respect to each Construction Period Property at any date of determination, an amount equal to
(a) the aggregate principal amount of Construction Loans and Interest Payment Loans made on or prior to such date with respect to such Property minus (b) the aggregate principal amount of prepayments or repayments, as the case may be, of the Loans allocated to reduce the Construction Loan Property Cost of such Property pursuant to SECTION 2.6(C) of the Credit Agreement.

         "Construction Period" shall mean, with respect to a Property, the period commencing on the Construction Commencement Date for such Property and ending on the Completion Date for such Property.

         "Construction Period Property" shall mean, at any date of determination, any Property as to which the Basic Rent Commencement Date has not occurred on or prior to such date.

         "Construction Period Termination Date" shall mean the earlier of (i) the date that the Commitments have been terminated in their entirety in accordance with the terms of Section 2.5(a) of the Credit Agreement, or (ii) December 17, 2000.

         "Contaminant" shall have the meaning given to such term in SECTION 1.01 of the Existing Aviation Sales Credit Agreement.

         "Contractual Obligation" shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

         "Control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession directly or

                                  Appendix A-13
indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

         "Co-Owner Trustee" shall have the meaning specified in SECTION 9.2 of the Trust Agreement.

         "Credit Agreement" shall mean the Credit Agreement, dated as of the Initial Closing Date, among the Lessor, the Agent, and the Lenders, as specified therein, as such agreement may be amended, modified, restated or supplemented from time to time in accordance with the terms thereof.

         "Credit Agreement Default" shall mean any event or condition which, with the lapse of time or the giving of notice, or both, would constitute a Credit Agreement Event of Default.

         "Credit Agreement Event of Default" shall mean any event or condition defined as an "Event of Default" in Section 6 of the Credit Agreement.

         "Credit Documents" shall mean the Credit Agreement, the Notes, and the Security Documents.

         "Deed" shall mean a warranty deed regarding Land or Improvements in form and substance satisfactory to the Owner Trustee, the Holders and the Agent.

         "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

         "DOL" shall have the meaning given to such term in SECTION 1.01 of the Existing Aviation Sales Credit Agreement.

         "Dollars" and "$" shall mean dollars in lawful currency of the United States of America.

         "Election Notice" shall have the meaning given to such term in SECTION
20.1 of the Lease.

         "Environmental Claim" shall mean any investigation, notice, violation, demand, allegation, action, suit, injunction, judgment, order, consent decree, penalty, fine, lien, proceeding, or claim (whether administrative, judicial, or private in nature) arising (a) pursuant to, or in connection with, any actual or alleged violation of, any Environmental Law, (b) in connection with any Hazardous Substance, (c) from or with respect to any abatement, removal, remedial, corrective, or other response action in connection with a Hazardous Material, Environmental Law, or other similar order of a Governmental Authority or (d) from or with respect to any actual or alleged damage, injury, threat, or harm to health, safety, natural resources, or the environment.

         "Environmental, Health or Safety Requirement of Law" shall have the meaning given to such term in SECTION 1.01 of the Existing Aviation Sales Credit Agreement.

                                  Appendix A-14

         "Environmental Indemnity" means any indemnity pursuant to SECTION 13.3, or any indemnity with respect to an Environmental Claim.

         "Environmental Law" shall mean any Law, permit, consent, approval, license, award, or other authorization or requirement of any Governmental Authority relating to emissions, discharges, releases, threatened releases of any Hazardous Substance into ambient air, surface water, ground water, publicly owned treatment works, septic system, or land, or otherwise relating to the handling, storage, treatment, generation, use, emission or disposal of any Hazardous Substance or pollution or to the protection of health or the environment, including without limitation CERCLA, the Resource Conservation and Recovery Act, 42 U.S.C. /section/ 6901, et seq., and state or local statutes analogous thereto.

         "Environmental Lien" shall have the meaning given to such term in
SECTION 1.01 of the Existing Aviation Sales Credit Agreement.

         "Environmental Violation" shall mean any activity, occurrence or condition that violates or threatens to violate (if the threat requires correction or remediation under any Environmental Law and is not corrected or remediated during any grace period allowed under such Environmental Law) or results in or threatens (if the threat requires correction or remediation under any Environmental Law and is not corrected or remediated during any grace period allowed under such Environmental Law) to result in noncompliance with any Environmental Law.

         "Equipment" shall mean equipment, apparatus, furnishings, fittings and personal property of every kind and nature whatsoever purchased, leased or otherwise acquired using the proceeds of the Loans or the Holder Fundings by the Construction Agent, the Lessee or the Lessor as specified or described in either a Requisition or a Lease Supplement, whether or not now or subsequently attached to, contained in or used or usable in any way in connection with any operation of any Improvements or other improvements to real property, including without limitation, all equipment described in the Appraisal, all heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilation, air conditioning and air-cooling apparatus, refrigerating, and incinerating equipment, escalators, elevators, loading and unloading equipment and systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, conduits, fittings and fixtures of every kind and description.

         "Equipment Schedule" shall mean (a) each Equipment Schedule attached to the applicable Requisition and (b) each Equipment Schedule attached to the applicable Lease Supplement as Schedule I-A.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "ERISA Affiliate" shall mean each entity required to be aggregated with the Lessee pursuant to the requirements of SECTION 414(B) OR (C) of the Code.

                                  Appendix A-15

         "Eurodollar Funding" shall mean a Funding that bears interest (with respect to the Loans included therein) and Holder Yield (with respect to the Holder Fundings included therein) based on the Eurodollar Rate.

         "Eurodollar Holder Funding" shall mean a Holder Funding bearing a Holder Yield based on the Eurodollar Rate.

         "Eurodollar Loans" shall mean Loans the rate of interest applicable to which is based upon the Eurodollar Reserve Rate.

         "Eurodollar Rate" or "Eurodollar Reserve Rate" shall mean the interest rate per annum calculated according to the following formula:

          Eurodollar  =  INTERBANK OFFERED RATE     +       Applicable
                         ----------------------
          Rate           1 - Reserve Requirement            Margin

         "Event of Default" shall mean a Lease Event of Default, a Guaranty Event of Default, an Agency Agreement Event of Default or a Credit Agreement Event of Default.

         "Excepted Payments" shall mean:

         (a) all indemnity payments (including indemnity payments made pursuant to SECTION 13 of the Participation Agreement), whether made by adjustment to Basic Rent or otherwise, to which the Owner Trustee, any Holder or any of their respective Affiliates, agents, officers, directors or employees is entitled;

         (b) any amounts (other than Basic Rent, Termination Value, or Purchase Option Price) payable under any Operative Agreement to reimburse the Owner Trustee, any Holder or any of their respective Affiliates for performing or complying with any of the obligations of the Lessee under and as permitted by any Operative Agreement (including without limitation any reimbursement of the reasonable expenses of the Owner Trustee, the Trust Company and the Holders incurred in connection with any such payment);

         (c) any amount payable to a Holder by any transferee of such interest of a Holder as the purchase price of such Holder's interest in the Trust Estate (or portion thereof);

         (d) any insurance proceeds (or payments with respect to risks self-insured or policy deductibles) under liability policies other than such proceeds or payments payable to the Agent or any Lender;

         (e) any insurance proceeds under policies maintained by the Owner Trustee or any Holder other than such proceeds payable to the Agent or any Lender;

         (f) Transaction Expenses or other amounts or expenses paid or payable to or for the benefit of the Owner Trustee or any Holder;

                                  Appendix A-16

         (g) all right, title and interest of any Holder or the Owner Trustee to any Property or any portion thereof or any other property to the extent any of the foregoing has been released from the Liens of the Security Documents and the Lease pursuant to the terms thereof;

         (h) upon termination of the Credit Agreement pursuant to the terms thereof, all remaining property covered by the Lease or Security Documents;

         (i)      all payments in respect of the Holder Yield;

         (j) any payments in respect of interest to the extent attributable to payments referred to in clauses (a) through (i) above; and

         (k) any rights of either the Owner Trustee or Trust Company to demand, collect, sue for or otherwise receive and enforce payment of any of the foregoing amounts, provided that such rights shall not include the right to terminate the Lease.

         "Excepted Rights" shall mean the rights retained by the Owner Trustee pursuant to SECTION 8.2(A) of the Credit Agreement.

         "Excess Proceeds" shall mean the excess, if any, of the aggregate of all awards, compensation or insurance proceeds payable in connection with a Casualty or Condemnation over the Termination Value paid by the Lessee pursuant to the Lease with respect to such Casualty or Condemnation.

         "Existing Credit Agent" shall mean the "Agent" as defined in the Existing Aviation Sales Credit Agreement.

         "Existing Aviation Sales Credit Agreement" means that certain Third Amended and Restated Credit Agreement dated as of October 17, 1997, as amended by Amendment No. 1 thereto dated as of March 31, 1998, Amendment No. 2 and Consent thereto dated as of September 18, 1998, Amendment No. 3 dated as of November 24, 1998 and Amendment No. 4 dated as of December 16, 1998, among Aviation Sales Operating Company, Aerocell Structures, Inc, AVS/Kratz-Wilde Machine Company, Whitehall Corporation and Triad International Maintenance Corporation, as borrowers, Aviation Sales, the lenders party thereto, Citicorp USA, Inc., as agent and Citicorp Securities, Inc., as arranger

         "Expected Maximum Property Cost" at any time shall mean the sum of (a) the then outstanding aggregate Property Cost of all Properties (whether or not subject to the Lease), plus (b) the maximum total additional Property Cost expected to be advanced or incurred, on such date or at any time thereafter, with respect to any Properties (including without limitation any expected Acquisition Funding, Contribution Funding or other expected Property Costs, and including without limitation any expected Property Cost referred to in a Construction Budget).

         "Expiration Date" shall mean the Basic Term Expiration Date.

                                  Appendix A-17

         "Expiration Date Purchase Option" shall mean the Lessee's option to purchase all (but not less than all) of the Properties on the Expiration Date.

         "Fair Market Sales Value" shall mean, with respect to any Property, the amount, which in any event, shall not be less than zero, that would be paid in cash in an arms-length transaction between an informed and willing purchaser and an informed and willing seller, neither of whom is under any compulsion to purchase or sell, respectively, such Property. Fair Market Sales Value of any Property shall be determined based on the assumption that, except for purposes of SECTION 17 of the Lease, such Property is in the condition and state of repair required under SECTION 10.1 of the Lease and the Lessee is in compliance with the other requirements of the Operative Agreements.

         "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Agent (in its individual capacity) on such day on such transactions as determined by the Agent.

         "Federal Reserve Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

         "Fee Letter" shall mean that certain letter agreement dated October 14, 1998 between Aviation Sales and NMS.

         "Finance Affiliate Indebtedness" shall have the meaning given to such term in SECTION 1.01 of the Existing Aviation Sales Credit Agreement.

         "Fiscal Quarter" means any quarter of a Fiscal Year.

         "Fiscal Year" means any period of twelve consecutive calendar months ending on the December 31; references to a Fiscal Year with a number corresponding to any calendar year (E.G., the "1996 Fiscal Year") refer to the Fiscal Year ending on December 31 of such calendar year.

         "Fixtures" shall mean all fixtures relating to the Improvements, including all components thereof, located in or on the Improvements, together with all replacements, modifications, alterations and additions thereto.

         "Force Majeure Event" shall mean any event beyond the control of the Construction Agent, other than a Casualty or Condemnation, including, but not limited to, strikes or lockouts (but only when the Construction Agent is legally prevented from securing replacement labor or

                                  Appendix A-18
materials as a result thereof), adverse soil conditions, acts of God, adverse weather conditions, inability to obtain labor or materials after all possible efforts have been expended by the Construction Agent, governmental activities, civil commotion and enemy action; but excluding any event, cause or condition that results from the Construction Agent's financial condition.

         "Foreign Subsidiary" shall have the meaning given to such term in
SECTION 1.01 of the Existing Aviation Sales Credit Agreement.

         "Four-Quarter Period" shall have the meaning given to such term in the Existing Aviation Sales Credit Agreement.

         "Funded Debt" means, with respect to any Person, the sum of, without duplication, (i) Indebtedness of such Person and its Subsidiaries for borrowed money (determined in accordance with GAAP), including, without limitation, Indebtedness under Capital Leases (as defined in the Existing Aviation Sales Credit Agreement), and (ii) Synthetic Lease Indebtedness of such Person and its Subsidiaries.

         "Funding" shall mean a Construction Funding, an Acquisition Funding, or any other advance of funds (consisting of Loans by the Lenders and Holder Fundings by the Holders).

         "GAAP" shall mean "Generally Accepted Accounting Principles" as defined in the Existing Aviation Sales Credit Agreement.

         "Governmental Action" shall mean all permits, authorizations, registrations, consents, approvals, waivers, exceptions, variances, orders, judgments, written interpretations, decrees, licenses, exemptions, publications, filings, notices to and declarations of or with, or required by, any Governmental Authority, or required by any Legal Requirement, and shall include, without limitation, all environmental and operating permits and licenses that are required for the full use, occupancy, zoning and operation of any Property.

         "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including without limitation any court or governmental body, agency, department, commission, board, bureau or instrumentality of a governmental body.

         "Ground Lease" shall mean (a) a ground lease (in form and substance satisfactory to the Agent and the Lessor) with respect to any Property owned by the Lessee and leased to the Lessor where such lease has a ninety-nine year term and payments set at $1.00 per year, or (b) a ground lease or ground sub-lease of any Property by any Person to the Lessor, where such lease or sublease (as well as any other lease or sub-lease with respect to such Property) is in form and substance, and contains such terms and conditions, as are satisfactory in all respects to the Agent and the Lessor.

                                  Appendix A-19

         "Guarantors" shall mean, collectively, Aviation Sales and each of the Subsidiaries of Aviation Sales.

         "Guaranty Agreement" or "Guaranty" shall mean, collectively, (a) the Guaranty Agreement (Series A Obligations) dated as of the Initial Closing Date among each Guarantor and the Agent, (b) the Guaranty Agreement dated as of the Initial Closing Date by each Guarantor (other than Aviation Sales) to the Lessor, the Agent, the Lenders and the Holder, and (c) any other Guaranty Agreement by any Guarantor in favor of the Lessor, the Agent, the Lenders and the Holders, as each such agreement may be amended, supplemented, restated or modified from time to time in accordance with the terms thereof.

         "Guaranty Event of Default" shall mean any an "Event of Default" as defined in the Guaranty Agreement.

         "Hazardous Substance" shall mean any of the following: (i) any petroleum or petroleum product, explosives, radioactive material, asbestos, formaldehyde, polychlorinated biphenyls, lead and radon gas; (ii) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste, or pollutant, in each case whether naturally occurring, man-made or the by-product of any process, that is toxic, harmful or hazardous to the environment or human health or safety as determined in accordance with any Environmental Law; or (iii) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste or pollutant that would support the assertion of any claim under any Environmental Law, whether or not defined as hazardous as such under any Environmental Law.

         "Hedge Agreement" shall have the meaning specified in the Existing Aviation Sales Credit Agreement.

         "Hedging Obligations" shall mean, with respect to any Person, all liabilities of such Person under interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

         "Holder Amount" shall mean as of any date, the aggregate amount of Holder Fundings made by each Holder to the Trust Estate pursuant to SECTION 2 of the Participation Agreement or SECTION 3.1 of the Trust Agreement less any payments of any Holder Fundings received by the Holders pursuant to SECTION 3.4 of the Trust Agreement.

         "Holder Applicable Margin" shall mean a rate per annum equal to three-fourths of one percent (.75%).

         "Holder Commitment" shall mean, as to any Holder, the obligation of such Holder to make Holder Fundings to the Lessor in an aggregate principal amount at any time outstanding not to exceed the respective amount set forth opposite such Holder's name on Schedule 1, as such amounts may be increased or reduced from time to time in accordance with the provisions of this Agreement, the Trust Agreement or the Lease.

                                  Appendix A-20

         "Holder Commitments" shall mean the aggregate of all Holder
Commitments.

         "Holder Construction Property Cost" shall mean, with respect to any Construction Period Property at any date of determination, an amount equal to
(a) the outstanding Holder Fundings made on or prior to such date in connection with and as part of any Construction Funding for such Property, PLUS (b) the outstanding Holder Fundings made on or prior to such date to fund the payment of Allocated Holder Return with respect to such Property, MINUS (c) the aggregate principal amount of prepayments or repayments, as the case may be, of Holder Fundings described in clause (a) or clause (b).

         "Holder Funding" shall mean any Funding made by any Holder to the Owner Trustee pursuant to the terms of the Trust Agreement or the Participation Agreement.

         "Holder Overdue Rate" shall mean the rate specified in SECTION 3.13 of the Trust Agreement.

         "Holder Property Cost" shall mean with respect to a Property an amount equal to the outstanding Holder Fundings with respect thereto (including Holder Fundings with respect to Allocated Return allocated to such Property).

         "Holder Unused Fee" shall mean, at any time, the product of (a) the Applicable Unused Fee Rate, MULTIPLIED BY (b) the average daily amount by which
(i) the aggregate Holder Commitments of the Holders (under the Operative Agreements) exceeds (ii) the aggregate outstanding principal amount of Holder Fundings.

         "Holder Yield" shall mean with respect to Holder Fundings from time to time either the Eurodollar Rate (including the Applicable Margin) plus the Holder Applicable Margin, or the Base Rate plus the Holder Applicable Margin, as elected by the Owner Trustee from time to time with respect to such Holder Fundings in accordance with the terms of the Trust Agreement; PROVIDED, HOWEVER, that (i) upon delivery of the notice described in SECTION 3.7(C) of the Trust Agreement, the outstanding Holder Fundings of each Holder shall bear a yield at the Base Rate plus the Holder Applicable Margin from time to time from and after the dates and during the periods specified in SECTION 3.7(C) of the Trust Agreement, and (ii) upon the delivery by a Holder of the notice described in
SECTION 3.9(E) of the Trust Agreement or as otherwise set forth in SECTION 3.8 of the Trust Agreement, the Holder Fundings of such Holder shall bear a yield at the Base Rate plus the Holder Applicable Margin applicable from time to time after the dates and during the periods specified in SECTION 3.9(E) or 3.8 (as the case may be) of the Trust Agreement.

         "Holders" shall mean the several banks and other financial institutions which are from time to time holders of Certificates in connection with the Aviation Sales Trust 1998-1.

         "Impositions" shall mean, except to the extent described in the following sentence, any and all liabilities, losses, expenses, costs, charges and Liens of any kind whatsoever for fees, taxes, levies, imposts, duties, charges, assessments or withholdings ("Taxes") including without limitation (i) any real and personal property taxes, including personal property taxes on any

                                  Appendix A-21
property covered by the Lease that is classified by Governmental Authorities as personal property, frontage taxes and real estate or ad valorem taxes in the nature of property taxes; (ii) any sales taxes, use taxes and other similar taxes (including rent taxes and intangibles taxes); (iii) any excise taxes; (iv) any real estate transfer taxes, conveyance taxes, mortgage taxes, stamp taxes and documentary recording taxes and fees; (v) any taxes that are or are in the nature of franchise, income, value added, privilege and doing business taxes, license and registration fees; (vi) any assessments on any Property, including all assessments for public Improvements or benefits, whether or not such improvements are commenced or completed within the Term; and (vii) any tax, Lien, assessment or charge asserted, imposed or assessed by the PBGC or any governmental authority succeeding to or performing functions similar to, the PBGC; and in each case all interest, additions to tax and penalties thereon, which at any time prior to, during or with respect to the Term or in respect of any period for which the Lessee shall be obligated to pay Supplemental Rent, may be levied, assessed or imposed by any Governmental Authority upon or with respect to (a) any Property or any part thereof or interest therein; (b) the leasing, financing, refinancing, demolition, construction, substitution, subleasing, assignment, control, condition, occupancy, servicing, maintenance, repair, ownership, possession, activity conducted on, delivery, insuring, use, operation, improvement, transfer of title, return or other disposition of any Property or any part thereof or interest therein; (c) the Certificates or the Notes or other indebtedness with respect to any Property or any part thereof or interest therein; (d) the rentals, receipts or earnings arising from any Property or any part thereof or interest therein; (e) the Operative Agreements, the performance thereof, or any payment made or accrued pursuant thereto; (f) the income or other proceeds received with respect to any Property or any part thereof or interest therein upon the sale or disposition thereof; (g) any contract (including the Agency Agreement) relating to the construction, acquisition or delivery of the Improvements or any part thereof or interest therein; (h) the issuance of the Certificates or the Notes; or (i) otherwise in connection with the transactions contemplated by the Operative Agreements.

         The term "Imposition" shall not mean or include:

                  (i) Taxes and impositions (other than Taxes that are, or are in the nature of, withholding, sales, use, rental, value added, transfer or property taxes) that are imposed on an Indemnified Person (other than Lessor) by the United States federal government or (in the case of a Person organized under the laws of a foreign country) by a Governmental Authority of such country, and that are in each case based on or measured by the net income (including taxes based on capital gains and minimum taxes or franchise taxes) of such Person; PROVIDED that this clause (i) shall not apply to (and shall not exclude) any Tax or imposition imposed with respect to a payment (including any Rent payment) except for (A) the portion of such payment constituting interest on a Loan or Holder Yield or (B) any such Tax or imposition to the extent it arises because an Indemnified Person has previously written off as uncollectible (and reduced the tax basis for) an Obligation which it has subsequently collected, and PROVIDED, FURTHER that this clause (i) shall not be interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made;

                                  Appendix A-22

                  (ii) Taxes and impositions (other than Taxes that are, or are in the nature of, sales, use, rental, value added, transfer or property taxes) that are imposed on any Indemnified Person (other than Lessor) by any state or local jurisdiction or taxing authority within any state or local jurisdiction and that are based upon or measured by the net income or net receipts; PROVIDED that this clause (ii) shall not apply to (and shall not exclude) (A) any Tax or imposition imposed with respect to a payment (including any Rent payment) except for (I) the portion of such payment constituting interest on a Loan or Holder Yield or (II) any such Tax or imposition to the extent it arises because an Indemnified Person has previously written off (and reduced the tax basis for) an Obligation which it has subsequently collected, or (B) any Tax or imposition imposed on an Indemnified Person by any state or local jurisdiction if such Tax or imposition would not arise as to such Person but for the location, possession or use of any Property in such jurisdiction; and PROVIDED, FURTHER, that this clause (ii) shall not be interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made;

                  (iii) any Tax or imposition to the extent, but only to such extent, it relates to any act, event or omission that occurs after the termination of the Lease and redelivery or sale of the property in accordance with the terms of the Lease (but not any Tax or imposition that relates to such termination, redelivery or sale or to any period prior to such termination, redelivery or sale); or

                  (iv) any Taxes which are imposed on an Indemnified Person as a result of the gross negligence or willful misconduct of such Indemnified Person itself (as opposed to any gross negligence or willful misconduct imputed to such Indemnified Person), but not Taxes imposed as a result of the ordinary negligence of such Person.

Any Tax or imposition excluded from the defined term "Imposition" by any one of the foregoing clauses (i) through (iv) shall not be construed as constituting an Imposition by any provision of any other of the aforementioned clauses.

         "Improvements" shall mean, with respect to the construction, renovation or Modification of a Property, all buildings, structures, Fixtures, and other improvements of every kind existing at any time and from time to time on or under the Land purchased, leased or otherwise acquired using the proceeds of the Loans or the Holder Fundings, together with any and all appurtenances to such buildings, structures or improvements, including sidewalks, utility pipes, conduits and lines, parking areas and roadways, and including all Modifications and other additions to or changes in the Improvements at any time, including without limitation (a) any Improvements existing as of the Property Closing Date as such Improvements may be referenced on the applicable Requisition and (b) any Improvements made subsequent to such Property Closing Date.

         "Indebtedness" shall have the meaning assigned thereto in the Existing Aviation Sales Credit Agreement.

                                  Appendix A-23

         "Indemnified Person" shall mean each of the Lessor, the Owner Trustee, in its individual and its trust capacity, the Agent, NMS, the Holders, the Lenders and their respective successors, assigns, directors, shareholders, partners, officers, employees, agents and Affiliates.

         "Indemnity Provider" shall mean, collectively, the Construction Agent, the lessee and the Guarantors, whose obligations as Indemnity Provider under the Operative Agreements shall be joint and several.

         "Initial Closing Date" shall mean the date of the Participation Agreement.

         "Initial Construction Funding" shall mean any initial Funding to pay for: (i) Property Costs for construction of any Improvements; and (ii) the Property Costs of restoring or repairing any Property which is required to be restored or repaired in accordance with SECTION 15.1(E) of the Lease.

         "Insurance Requirements" shall mean (a) all terms and conditions of any insurance policy either required by the Lease to be maintained by the Lessee or required by the Agency Agreement to be maintained by the Construction Agent, and
(b) all requirements of the issuer of any such policy.

         "Interbank Offered Rate" or "Applicable Interbank Offered Rate" shall mean, with respect to any Eurodollar Rate Loan or Eurodollar Holder Funding for the Interest Period applicable thereto, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Interbank Offered Rate" shall mean, with respect to any Eurodollar Rate Loan or Eurodollar Holder Funding for the Interest Period applicable thereto, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period, PROVIDED, HOWEVER; if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates.

         "Interest Payment Loan" shall mean any Loan made to fund the payment of Allocated Interest with respect to a Construction Period Property.

         "Interest Period" shall mean, for each Eurodollar Loan and Eurodollar Holder Fundings for a specified Property (a) prior to the Completion Date for such Property, the period beginning on the date the first Eurodollar Loan (and related Eurodollar Holder Funding) are extended, continued or converted pursuant to the terms of the Operative Agreements and ending one month later, and thereafter, the period commencing on the last day of the preceding Interest Period and ending one month later, and (b) during the period from and after the Completion Date for such Property, (i) initially, the period commencing on the conversion or continuation date, as the case may be, with respect to such Eurodollar Loan or Eurodollar Holder Funding and ending, in the

                                  Appendix A-24
case of any Eurodollar Loan or Eurodollar Holder Funding, one, two or three months thereafter, as selected by the Borrower (in the case of a Eurodollar
Loan) or the Owner Trustee (in the case of a Eurodollar Holder Funding) in its notice of borrowing, Funding, continuation or conversion, as the case may be, given with respect thereto; and (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan or Eurodollar Holder Funding and ending one, two or three months thereafter, as selected by the Borrower by irrevocable notice to Administrative Agent (in the case of a Eurodollar Loan) or by the Owner Trustee by irrevocable notice to the Holders (in the case of a Eurodollar Holder Funding) in each case not less than three Business Days prior to the last day of the then current Interest Period with respect thereto; PROVIDED, HOWEVER, that all of the foregoing provisions relating to Interest Periods are subject to the following:
(A) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day), (B) no Interest Period shall extend beyond the Maturity Date, (C) where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last Business Day of such calendar month, and (D) from and after all the Commitment Period, on any day the sum of the Interest Periods in effect under the Operative Agreements for all Eurodollar Loans and Eurodollar Holder Funding shall not exceed five (5) in the aggregate.

         "Investment" shall have the meaning given to such term in SECTION 1.01 of the Existing Aviation Sales Credit Agreement.

         "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, together with the rules and regulations promulgated thereunder.

         "IRS" shall mean the United States Internal Revenue Service, or any successor or analogous organization.

         "Land" shall mean (a) a parcel or parcels of real property that is described on (i) the Requisition issued by the Construction Agent on the Property Closing Date relating to such parcel or (ii) Schedule I-C to each applicable Lease Supplement executed and delivered in accordance with the requirements of SECTION 2.4 of the Lease and, to the extent set forth in any such Requisition or Schedule, may include without limitation a leasehold interest (pursuant to a Ground Lease) in such Land, and (b) all Appurtenant Rights with respect to such Land.

         "Law" shall mean any statute, law, ordinance, code, regulation, rule, directive, order, writ, injunction or decree of any Governmental Authority.

         "Lease" or "Lease Agreement" shall mean the Lease Agreement dated as of the Initial Closing Date, between the Lessor and the Lessee, together with any Lease Supplements thereto, as such Lease Agreement may from time to time be supplemented, amended, restated or modified in accordance with the terms thereof.

                                  Appendix A-25

         "Lease Default" shall mean any event or condition which, with the lapse of time or the giving of notice, or both, would constitute a Lease Event of Default.

         "Lease Event of Default" shall have the meaning specified in SECTION
17.1 of the Lease.

         "Lease Supplement" shall mean each Lease Supplement substantially in the form of Exhibit A to the Lease, together with all attachments and schedules thereto, as such Lease Supplement may be supplemented, amended, restated or modified from time to time.

         "Leasing Affiliate Liabilities" shall have the meaning given to such term in SECTION 1.01 of the Existing Aviation Sales Credit Agreement.

         "Legal Requirements" shall mean all foreign, Federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting the Owner Trustee, the Holders, the Agent, any Lender or any Improvements or the taxation, demolition, construction, use or alteration of such Improvements, whether now or hereafter enacted and in force, including without limitation any that require appraisals, repairs, modifications or alterations in or to any Property or in any way limit the use and enjoyment thereof (including all building, zoning and fire codes and the Americans with Disabilities Act of 1990, 42 U.S.C. /section/ 12101 et seq., and any other similar Federal, state or local laws or ordinances and the regulations promulgated thereunder) and any that may relate to environmental requirements (including all Environmental Laws), and all permits, certificates of occupancy, licenses, authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments which are either of record or known to the Lessee affecting any Property or the Appurtenant Rights.

         "Lender Financing Statements" shall mean UCC financing statements and fixture filings appropriately completed and executed for filing in the applicable jurisdiction in order to evidence or perfect the Agent's security interest (for itself and on behalf of the Lenders) in any Equipment or in any Improvements.

         "Lenders" shall mean the several banks and other financial institutions from time to time party to the Credit Agreement.

         "Lessee" shall have the meaning set forth in the Lease.

         "Lessor" shall mean the Owner Trustee, not in its individual capacity, but as Lessor under the Lease.

         "Lessor Basic Rent" shall mean the scheduled Holder Yield due on the Holder Fundings on any Scheduled Interest Payment Date pursuant to the Trust Agreement (but not including interest on (i) any such scheduled Holder Yield due on the Holder Fundings prior to the Basic Rent Commencement Date with respect to the Property to which such Holder Fundings relate or (ii) overdue amounts under the Trust Agreement or otherwise).

                                  Appendix A-26

         "Lessor Financing Statements" shall mean UCC financing statements and fixture filings appropriately completed and executed for filing in the applicable jurisdictions in order to evidence or perfect the Lessor's interest under the Lease to the extent the Lease is a security agreement or a mortgage.

         "Lessor Lien" shall mean any Lien, true lease or sublease or disposition of title arising as a result of (a) any claim against the Lessor or Trust Company, in its individual capacity, not resulting from the transactions contemplated by the Operative Agreements, (b) any act or omission of the Lessor or Trust Company, in its individual capacity, which is not required by the Operative Agreements or is in violation of any of the terms of the Operative Agreements, (c) any claim against the Lessor or Trust Company, in its individual capacity, with respect to Taxes or Transaction Expenses against which the Lessee is not required to indemnify Lessor or Trust Company, in its individual capacity, pursuant to SECTION 13 of the Participation Agreement or (d) any claim against the Lessor or Trust Company, in its individual capacity, arising out of any transfer by the Lessor of all or any portion of the interest of the Lessor in the Properties, the Trust Estate or the Operative Agreements other than the transfer of title to or possession of any Properties by the Lessor pursuant to and in accordance with the Lease, the Credit Agreement, the Security Agreement or the Participation Agreement or pursuant to the exercise of the remedies set forth in ARTICLE XVII of the Lease.

         "Letter of Credit" shall mean that certain standby letter of credit dated as of the Initial Closing Date, issued by Citicorp USA, Inc. in favor of the Lessor and the Agent (for itself and on behalf of the Series A Lenders) and securing the obligations of the Lessee and the Construction Agent under the Operative Agreements, as such letter of credit may be amended, modified, restated or supplemented from time to time.

         "Liabilities and Costs" shall have the meaning given to such term in
SECTION 1.01 of the Existing Aviation Sales Credit Agreement.

         "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien, option or charge of any kind.

         "Limited Recourse Amount" shall mean, with respect to any Properties on an aggregate basis as of a specified date, an amount equal to the sum of the Termination Values with respect to such Properties on such date, less the Maximum Residual Guarantee Amount as of such date with respect to the Properties.

         "Loan Basic Rent" shall mean the interest due on the Loans on any Scheduled Interest Payment Date pursuant to the Credit Agreement (but not including interest on (i) any such Loan prior to the Basic Rent Commencement Date with respect to the Property to which such Loan relates or (ii) any overdue amounts under SECTION 2.8(C) of the Credit Agreement or otherwise).

         "Loan Property Cost" shall mean, with respect to each Property at any date of determination, an amount equal to (a) the aggregate principal amount of Acquisition Loans, Construction Loans and Interest Payment Loans made on or prior to such date with respect to

                                  Appendix A-27
such Property minus (b) the aggregate amount of prepayments or repayments as the case may be of the Loans allocated to reduce the Loan Property Cost of such Property pursuant to SECTION 2.6(C) of the Credit Agreement.

         "Loans" shall mean, collectively, the Series A Loans and the Series B Loans.

         "Majority Lenders" shall mean at any time, Lenders whose Commitment Percentages represent at least 51% of the aggregate Commitments.

         "Marketing Period" shall mean, if the Lessee has given an Election Notice in accordance with SECTION 20.1 of the Lease, the period commencing on the date such Sale Notice is given and ending on the Expiration Date.

         "Material Adverse Effect" shall mean a material adverse effect on (a) the business, condition (financial or otherwise) assets, liabilities or operations of Aviation Sales or any of its Subsidiaries, (b) the ability of the Lessee, the Construction Agent or any of their Subsidiaries to perform its respective obligations under any Operative Agreement to which it is a party, (c) the validity or enforceability of any Operative Agreement or the rights and remedies of the Agent, the Lenders, the Holders, or the Lessor thereunder, (d) the validity, priority or enforceability of any Lien on any Property created by any of the Operative Agreements, or (e) the value, utility or useful life of any Property or the use, or ability of the applicable Lessee to use, any Property for the purpose for which it was intended.

         "Maturity Date" shall mean December 17, 2003, or such earlier date as the Lease may terminate.

         "Maximum Amount" shall mean:

                  (a) one hundred percent (100%) of the cost of the Land or the Ground Lease (as the case may be) for all, but not less than all, of the Properties (collectively, the "Land Cost"), PLUS

                  (b) the product of eighty-nine and nine-tenths percent (89.9%) multiplied by the following: (i) the aggregate Property Cost of all, but not less than all, of the Properties, minus (ii) the Land Cost, minus (iii) all structuring fees payable to NMS pursuant to the Fee Letter, minus (iv) accrued, unpaid Holder Yield respecting any and all Construction Period Properties, MINUS

                  (c) the accreted value (calculated at a rate of _______ percent (__%) per annum) of any payments previously made by the Construction Agent or the Lessee regarding any and all Construction Period Properties and not reimbursed; PLUS

                  (d) one hundred percent (100%) of all Rent and other amounts then due and owing by the Lessee or the Construction Agent pursuant to the Operative Agreements.

                                  Appendix A-28

         "Maximum Property Cost" shall mean the aggregate amount of the Property Costs for all Properties subject to the Lease as of the applicable determination date.

         "Maximum Residual Guarantee Amount", with respect to any Properties, shall mean an amount equal to the sum of (a) eighty-eight percent (88%) of the aggregate Property Cost for all of such Properties plus (b) one hundred percent (100%) of all Rent and other amounts then due and owing by the Lessee or the Construction Agent under the Lease and the other Operative Agreements.

         "MIS" shall have the meaning given to such term in SECTION 1.01 of the Existing Aviation Sales Credit Agreement.

         "Modifications" shall have the meaning specified in SECTION 11.1(A) of the Lease.

         "Mortgage Instrument" shall mean any mortgage, deed of trust or any other instrument executed by the Owner Trustee in favor of the Agent and evidencing a Lien on a Property, in form and substance reasonably acceptable to the Agent.

         "Multiemployer Plan" shall mean any plan described in Section 4001(a)(3) of ERISA to which contributions are or have been made or are required to be made by Aviation Sales or any of its Subsidiaries or ERISA Affiliates.

         "National Accounting Firm" shall mean any of Arthur Andersen LLP, Deloitte & Touch LLP, Ernst & Young LLP, KPMG Peat Marwick LLP or
PricewaterhouseCoopers LLP.

         "NationsBank" shall mean NationsBank, National Association, a national banking association.

         "NMS" means NationsBanc Montgomery Securities, LLC.

         "Net Proceeds" shall mean all amounts paid in connection with any Casualty or Condemnation, and all interest earned thereon, less the expense of claiming and collecting such amounts, including all costs and expenses in connection therewith for which the Agent or Lessor is entitled to be reimbursed pursuant to the Lease.

         "Net Sale Proceeds Shortfall" shall mean the amount by which the proceeds of a sale described in SECTION 22.1 of the Lease (net of all expenses of sale) are less than the Limited Recourse Amount with respect to the Properties if it has been determined that the Fair Market Sales Value of the Properties at the expiration of the term of the Lease has been impaired by greater than expected wear and tear during the Term of the Lease.

         "Non-Excluded Taxes" shall have the meaning given to such term in
SECTION 2.13 of the Credit Agreement.

         "Notes" shall mean, collectively, the Series A Notes and the Series B Notes.
                                  Appendix A-29

         "Occupational Safety and Health Law" shall mean the Occupational Safety and Health Act of 1970 and any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating or relating to, or imposing liability or standards of conduct concerning, employee health or safety, as now or at any time hereafter in effect.

         "Officer's Certificate" shall mean a certificate signed by any individual holding the office of vice president or higher, which certificate shall certify as true and correct the subject matter being certified to in such certificate.

         "Operating Lease" shall have the meaning given to such term in SECTION
1.01 of the Existing Aviation Sales Credit Agreement.

         "Operative Agreements" shall mean, collectively, the Participation Agreement, the Agency Agreement, the Trust Agreement, the Certificates, the Credit Agreement, the Notes, the Lease (and a memorandum thereof in a form reasonably acceptable to the Agent), each Lease Supplement (and a memorandum thereof in a form reasonably acceptable to the Agent), the Guaranty Agreement, the Security Agreement, the Letter of Credit, the Assignment of Project Rights, each Ground Lease, each Mortgage Instrument, the Side Letter, the Bridge Note and any agreements or documents related to the Bridge Note.

         "Organizational Documents" shall have the meaning given to such term in
SECTION 1.01 of the Existing Aviation Sales Credit Agreement.

         "Overdue Interest" shall mean any interest payable pursuant to SECTION 2.8(C) of the Credit Agreement.

         "Overdue Rate" shall mean (i) with respect to Loan Basic Rent, and any other amount owed under or with respect to the Credit Agreement or the Security Documents, the rate specified in SECTION 2.8(C) of the Credit Agreement, (ii) with respect to Lessor Basic Rent, the Holder Yield and any other amount owed under or with respect to the Trust Agreement, the Holder Overdue Rate and (iii) with respect to any other amount, the Base Rate plus 2%.

         "Owner Trustee" shall mean First Security Bank, National Association, not individually, except as expressly stated in the various Operative Agreements, but solely as Owner Trustee under the Aviation Sales Trust 1998-1, and any successor or replacement Owner Trustee expressly permitted under the Operative Agreements.

         "Participant" shall have the meaning given to such term in SECTION 9.7 of the Credit Agreement.

         "Participation Agreement" shall mean the Participation Agreement dated as of the date hereof among the Construction Agent, the Lessee, the Owner Trustee, the Holders party thereto, the Lenders party thereto, and the Administrative Agent, as amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof.

                                  Appendix A-30

         "Payment Date" shall mean any Scheduled Interest Payment Date and any date on which interest or Holder Yield in connection with a prepayment of principal on the Loans or of the Holder Fundings is due under the Credit Agreement or the Trust Agreement.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation created by
Section 4002(a) of ERISA or any successor thereto.

         "Permit" shall have the meaning given to such term in SECTION 1.01 of the Existing Aviation Sales Credit Agreement.

         "Permitted Equity Securities Options" shall have the meaning given to such term in SECTION 1.01 of the Existing Aviation Sales Credit Agreement.

         "Permitted Exceptions" shall mean:

                  (i) Liens of the types described in clauses (i), (ii) and (v) of the definition of Permitted Liens;

                  (ii)     Liens for Taxes not yet due; and

                  (iii) all encumbrances, exceptions, restrictions, easements, rights of way, servitudes, encroachments and irregularities in title, other than Liens which, in the reasonable assessment of the Agent, materially impair the use of any Property for its intended purpose.

         "Permitted Liens" shall mean:

                  (i) the respective rights and interests of the parties to the Operative Agreements as provided in the Operative Agreements;

                  (ii) the rights of any sublessee or assignee under a sublease or an assignment expressly permitted by the terms of the Lease;

                  (iii) Liens for Taxes that either are not yet due or are being contested in accordance with the provisions of SECTION 13.1 of the Lease;

                  (iv) Liens arising by operation of law, materialmen's, mechanics', workmen's, repairmen's, employees', carriers', warehousemen's and other like Liens relating to the construction of the Improvements or in connection with any Modifications or arising in the ordinary course of business, which Liens have been bonded (within 20 days of the earlier of the date of filing or the date of Lessee's knowledge of such liens) for not less than the full amount in dispute (or as to which other security arrangements satisfactory to the Lessor and the Agent have been made), which bonding (or arrangements) shall comply with applicable Legal Requirements, and shall have effectively stayed any execution or enforcement of such Liens;

                                  Appendix A-31

                  (v) Liens arising out of judgments or awards with respect to which appeals or other proceedings for review are being prosecuted in good faith and for the payment of which adequate reserves have been provided as required by GAAP or other appropriate provisions have been made, so long as such proceedings have the effect of staying the execution of such judgments or awards and satisfy the conditions for the continuation of proceedings to contest Taxes set forth in SECTION
         13.1 of the Lease;

                  (vi) Liens in favor of municipalities to the extent agreed to by the Lessor and the Agent; and

                  (vii) Permitted Exceptions.

         "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company, limited liability partnership, governmental authority or any other entity.

         "Plan" shall have the meaning given to such term in SECTION 1.01 of the Existing Aviation Sales Credit Agreement.

         "Plans and Specifications" shall mean, with respect to Improvements, the plans and specifications for such Improvements to be constructed or already existing, as such Plans and Specifications may be amended, modified or supplemented from time to time in accordance with the terms of the Participation Agreement and the Agency Agreement.

         "Prime Rate" shall mean the per annum rate of interest established from time to time by NationsBank as its prime rate, which rate may not be the lowest rate of interest charged by NationsBank to its customers.

         "Property" shall mean, with respect to each real property site that is acquired, constructed or renovated pursuant to the terms of the Operative Agreements, the Land and each item of Equipment and the various Improvements, in each case located on such Land. Notwithstanding any provision to the contrary in this Participation Agreement or any other Operative Agreement, unless and until this definition of "Property" is amended to permit more than one Property, there shall be only one Property and such Property shall be located in Miramar, Florida, and shall be suitable for use by the Lessee as a corporate headquarters building and warehouse facility.

         "Property Acquisition Cost" shall mean the cost to Lessor to purchase a Property on a Property Closing Date.

         "Property Closing Date" shall mean each date on which the Lessor purchases a Property, or leases the Land included in a Property pursuant to a Ground Lease.

         "Property Cost" shall mean with respect to a Property the aggregate amount of the Loan Property Cost plus the Holder Property Cost for such Property (as such amounts shall be increased equally among all Properties respecting the Holder Fundings and the Loans extended

                                  Appendix A-32
from time to time to pay for the Transaction Expenses, fees, taxes, expenses and other disbursements referenced in SECTIONS 9.1(A) AND (B) of the Participation Agreement and indemnity payments referenced in SECTION 13.5 of the Participation Agreement).

         "Purchase Option" shall have the meaning given to such term in SECTION
20.1 of the Lease.

         "Purchase Option Price" shall have the meaning specified in SECTION
20.1 of the Lease.

         "Purchasing Lender" shall have the meaning given to such term in
SECTION 9.8(A) of the Credit Agreement.

         "Register" shall have the meaning given to such term in SECTION 9.9(A) of the Credit Agreement.

         "Release" shall mean any release, pumping, pouring, emptying, injecting, escaping, leaching, dumping, seepage, spill, leek, flow, discharge, disposal or emission of a Hazardous Substance.

         "Remedial Action" shall have the meaning given to such term in SECTION
1.01 of the Existing Aviation Sales Credit Agreement.

         "Rent" shall mean, collectively, the Basic Rent and the Supplemental Rent, in each case payable under the Lease.

         "Reportable Event" shall have the meaning specified in ERISA.

         "Requested Funds" shall mean any funds requested by the Lessee or the Construction Agent, as applicable, in accordance with SECTION 5 of the Participation Agreement.

         "Requirement of Law" shall mean, as to any Person, the Certificate of Incorporation and By-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "Requisition" shall have the meaning specified in SECTION 4.2 of the Participation Agreement.

         "Reserve Requirement" shall mean, at any time, the maximum rate at which reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes

                                  Appendix A-33
deposits by reference to which the Eurodollar Rate is to be determined, or (ii) any category of extensions of credit or other assets which include Eurodollar Loans or Eurodollar Holder Fundings. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

         "Responsible Officer" shall mean the __________, __________ or __________ of Aviation Sales or with respect to financial matters, the Chief Financial Officer or ____________, of Aviation Sales except that when used with respect to the Trust Company or the Owner Trustee, "Responsible Officer" shall also include the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trust Company or the Owner Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

         "Restricted Junior Payment" shall have the meaning given to such term in SECTION 1.01 of the Existing Aviation Sales Credit Agreement.

         "Revolver Borrowers" means, collectively, Aviation Sales Operating Company, Arocell Structures, Inc., AVS/Kratz Wilde Machine Company, Whitehall Corporation and Triad International Maintenance Corporation.

         "Sale Date" shall have the meaning given to such term in SECTION 22.1(A) of the Lease.

         "Sale Notice" shall mean a notice given to Lessor in connection with the election by Lessee of its Sale Option.

         "Sale Option" shall have the meaning given to such term in SECTION 20.1 of the Lease.

         "Scheduled Interest Payment Date" shall mean (a) as to any Eurodollar Loan (or Eurodollar Holder Funding), the last day of the Interest Period applicable to such Eurodollar Loan (or Holder Funding), and if such Interest Period is for more than three months, at intervals of three months after the first day of such Interest Period and (b) as to any Base Rate Loan (or Base Rate Holder Funding), the first day of each calendar quarter, and the date of conversion of such Loan to a Eurodollar Loan (or conversion of such Holder Funding to a Eurodollar Holder Funding), and (c) as to any Loan (or Holder Funding), the Maturity Date.

         "SEC" means the Securities and Exchange Commission of the United States (or any successor).

         "Securities" shall have the meaning given to such term in SECTION 1.01 of the Existing Aviation Sales Credit Agreement.

         "Securities Act" shall mean the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

                                  Appendix A-34

         "Security Agreement" shall mean the Security Agreement dated as of the Initial Closing Date between the Owner Trustee and NationsBank, National Association, as agent, as such agreement may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof.

         "Security Documents" shall mean the collective reference to the Lease, the Lease Supplements, the Security Agreement, the Mortgage Instruments, and all other security documents hereafter delivered to the Administrative Agent granting a lien on any asset or assets of any Person to secure the obligations and liabilities of the Borrower hereunder or under any of the other Credit Documents or to secure any guarantee of any such obligations and liabilities.

         "Senior Debt" shall mean collectively, the sum of, without duplication,
(a) "Senior Debt" as defined in the Subordinated Debt Indenture, and (b) the Synthetic Lease Indebtedness. Nothing contained in this definition shall be deemed to imply that any obligations under the Operative Agreements do not constitute "Senior Debt" as defined in the Subordinated Debt Indenture.

         "Series A Loans" shall mean the loans described as such in SECTION 2.1 of the Credit Agreement.

         "Series A Notes" shall mean the promissory notes issued to the Lenders pursuant to SECTION 2.2 of the Credit Agreement evidencing the Series A Loans.

         "Series B Loans" shall mean the loans described as such in SECTION 2.1 of the Credit Agreement.

         "Series B Notes" shall mean the promissory notes issued to the Lenders pursuant to SECTION 2.2 of the Credit Agreement evidencing the Series B Loans.

         "Side Letter" shall mean the Side Letter Agreement dated as of the Initial Closing Date by the Lessee and the Construction Agent in favor of the Agent, the Lenders, the Holders and the Owner Trustee.

         "Subordinated Debt" shall mean 8 1/8% Senior Subordinated Notes, due 2008, as described more fully in the Subordinated Debt Prospectus (as amended or modified from time to time) or the Subordinated Debt Indenture (as amended or modified from time to time).

         "Subordinated Debt Indenture" means that certain Indenture dated as of February 17, 1998, among Aviation Sales, Aviation Sales Operating Company, Aviation Sales Bearing Company, Aviation Sales Leasing Company, Aviation Sales Finance Company, Aviation Sales Manufacturing & Repair Company, AVS/Kratz Wilde Machine Company, Aerocell Structures, Inc., Apex Manufacturing, Inc., and SunTrust Bank, Central Florida, National Association, as trustee, without regard to any amendments to such Indenture after the date thereof.

                                  Appendix A-35

         "Subordinated Debt Prospectus" means that certain Offering Memorandum dated February 11, 1998, describing the Senior Debt, without regard to any amendments to such Offering Memorandum after the date thereof. A copy of the Subordinated Debt Prospectus is maintained by the Agent.

         "Subsidiary" shall mean, as to any Person, any corporation or other entity in which more than 50% of its outstanding voting stock or more than 50% of all equity interests is owned directly or indirectly by such Person and/or by one or more of such Persons's Subsidiaries.

         "Supplemental Rent" shall mean all amounts, liabilities and obligations (other than Basic Rent) which the Lessee assumes or agrees to pay to Lessor, the Holders, the Agent, the Lenders or any other Person under the Lease or under any of the other Operative Agreements including, without limitation, payments of the Purchase Option Price, the Termination Value, the Deficiency Balance and the Maximum Residual Guarantee Amount and all indemnification amounts, liabilities and obligations.

         "Synthetic Lease Agreements" means, collectively, (i) the Operative Agreements, (ii) any other synthetic leases, and (iii) any other operative documents in connection with any synthetic lease.

         "Synthetic Lease Basic Rent" means, with respect to any Person that is a lessee under any Synthetic Lease Agreements, (i) in the case of the Operative Agreements, the Basic Rent, and (ii) in the case of any other Synthetic Lease Agreements, the rent paid by such Person under such Agreement to the extent such rent is intended to repay, or the amount of such rent is determined by reference to, any interest on Indebtedness, or yield on equity, owed by the lessor under such Synthetic Lease Agreements.

         "Synthetic Lease Indebtedness" means, with respect to any Person that is a lessee under any Synthetic Lease Agreements, (i) in the case of the Operative Agreements, the aggregate Property Cost and (ii) in the case of any other Synthetic Lease Agreements, the aggregate purchase price of any property that the lessor under such Synthetic Lease Agreements acquired, through one or a series of related transactions, and thereafter leased to such Person pursuant to such Synthetic Lease Agreements. "Synthetic Lease Indebtedness" of Person shall also include any guaranty by that Person of the Synthetic Lease Indebtedness of any other Person.

         "Tangible Personal Property" shall mean that portion of the Equipment which is subject to the 5% limitation referred to in SECTION 10.3(E) of the Participation Agreement.

         "Taxes" shall have the meaning specified in the definition of Impositions.

         "Term" shall mean the Basic Term.

         "Termination Date" shall have the meaning specified in SECTION 16.2(A) of the Lease.

         "Termination Notice" shall have the meaning specified in SECTION 16.1 of the Lease.

                                  Appendix A-36

         "Termination Value" shall mean, as of any date of determination, the sum of (a) either (i) with respect to all Properties, an amount equal to the aggregate outstanding Property Cost for all the Properties, or (ii) with respect to a particular Property, an amount equal to the outstanding Property Cost allocable to the particular Property in question, plus (b) respecting the amounts described in each of the foregoing subclause (i) or (ii), as applicable, any and all accrued interest on the Loans and any and all Holder Yield on the Holder Advances related to the applicable Property Cost, plus (c) to the extent not otherwise paid on such date of determination, all other Rent and other amounts then due and payable for all Properties under the Agency Agreement, the Lease or any other Operative Agreement (including without limitation all amounts due and payable under SECTIONS 13.1 or 13.2 of the Participation Agreement and all costs and expenses referred to in clause FIRST of SECTION 22.2 of the Lease).

         "Total Commitment" shall mean (a) with respect to the Series A Loans, $31,252,056, and (b) with respect to the Series B Loans, $3,196,233.

         "Total Condemnation" shall mean a Condemnation that involves a taking of Lessor's entire title to a Property.

         "Total Holder Commitment" shall mean $1,065,411.

         "Transaction Expenses" shall mean all costs and expenses incurred in connection with the preparation, execution and delivery of the Operative Agreements and the transactions contemplated by the Operative Agreements including without limitation:

                  (a) the reasonable fees, out-of-pocket expenses and disbursements of counsel in negotiating the terms of the Operative Agreements and the other transaction documents, preparing for the closings under, and rendering opinions in connection with, such transactions and in rendering other services customary for counsel representing parties to transactions of the types involved in the transactions contemplated by the Operative Agreements;

                  (b) any and all reasonable fees, charges or other amounts payable to the Lenders, Agent, the Holders, the Owner Trustee or any broker which arise under any of the Operative Agreements;

                  (c) any other reasonable fee, out-of-pocket expenses, disbursement or cost of any party to the Operative Agreements or any of the other transaction documents;

                  (d) any and all Taxes and fees incurred in recording or filing any Operative Agreement or any other transaction document, any deed, declaration, mortgage, security agreement, notice or financing statement with any public office, registry or governmental agency in connection with the transactions contemplated by the Operative Agreement; and

                  (e) real estate taxes on a Property paid during the Construction Period.

                                  Appendix A-37

         "Trust Agreement" shall mean the Trust Agreement dated as of the Initial Closing Date between the Holders and the Owner Trustee, as such agreement may be amended, modified, restated or supplemented from time to time in accordance with the terms thereof.

         "Trust Company" shall mean First Security Bank, National Association in its individual capacity, and any successor owner trustee under the Trust Agreement, in each case in its individual capacity.

         "Trust Estate" shall have the meaning specified in SECTION 2.2 of the Trust Agreement.

         "Type" shall mean, as to any Loan, whether it is a Base Rate Loan or a Eurodollar Loan.

         "UCC Financing Statements" shall mean collectively the Lender Financing Statements and the Lessor Financing Statements.

         "Unfunded Amount" shall have the meaning specified in SECTION 3.2 of the Agency Agreement.

         "Uniform Commercial Code" and "UCC" shall mean the Uniform Commercial Code as in effect in any applicable jurisdiction.

         "United States Bankruptcy Code" shall mean Title 11 of the United States Code.

         "Unused Fee" shall mean, at any time, the product of (a) the Applicable Unused Fee Rate, MULTIPLIED BY (b) the average daily amount by which (i) the aggregate Commitments of the Lenders for all Categories of Loans (under the Operative Agreements) exceeds (ii) the outstanding principal amount of all Categories of Loans.

         "Unused Fee Payment Date" shall mean last Business Day of each March, June, September and December and the last day of the Commitment Period, or such earlier date as the Commitments shall terminate as provided in the Credit Agreement.

         "U.S." shall mean the United States of America, its territories, its possessions and all other areas subject to its jurisdiction.

         "Voting Stock" shall mean, with respect to any Person, capital stock issued by a corporation or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right to vote may have been suspended by the happening of such a contingency.

         "Work" shall mean the furnishing of labor, materials, components, furniture, furnishings, fixtures, appliances, machinery, equipment, tools, power, water, fuel, lubricants, supplies, goods or services with respect to any Property.

                                  Appendix A-38